Crestar Financial Corporation
                     Executive Life Insurance Plan


                        As Amended and Restated
                       Effective January 1, 1991


                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

Section                                                          Page
--------                                                        -----

INTRODUCTION.........................................  Introduction-1


ARTICLE 1 -- GENERAL..............................................1-1


1.01.    Plan Creates No Separate Rights..........................1-1
         (a)    Rights only by statute............................1-1
         (b)    Employment modification...........................1-1
         (c)    Trust Agreement, Plan Contract control............1-2

1.02.    Delegation of Authority..................................1-2
         (a) Primary Employer. The Primary Employer's acts may be accomplished by the Primary Employer's Designee (without further authorization than this Plan subsection) or by any other person with authorization from the Primary Employer's Board.

         (b)    Sponsor...........................................1-2
         (c)    Other Employers...................................1-2
         (d)    Administrator's Rules.............................1-2

1.03.    Limitation of Liability..................................1-3
         (a)    Section governs...................................1-3
         (b)    Individual liability..............................1-3
         (c)    Co-Fiduciary liability............................1-3
         (e)    Allocating and delegating.........................1-4
         (f)    Release...........................................1-4

1.04.    Legal Action.............................................1-4

1.05.    Benefits Supported Only by Plan Assets and Sponsor.......1-5

1.06.    Administration Standards.................................1-5

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

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1.07.    Primary Employer and Other Employers.....................1-5
         (a)    Primary Employer..................................1-5
         (b)    Sponsors, Employers...............................1-5

1.08.    Method of Participation..................................1-6

1.09.    Withdrawal by Employer...................................1-6

1.10.    Tax Year.................................................1-6

1.11.    Suspension Periods.......................................1-7


ARTICLE 2 -- PARTICIPATION........................................2-1

2.01.    Conditions of Participation..............................2-1
         (a)    Special participation rule........................2-1
         (b)    Beginning participation...........................2-1

2.02.    Employment and Eligibility Status Changes................2-2
         (a)    Changing to non-Covered Employee..................2-2
         (b)    Changing to Covered Employee......................2-2

2.03.    Renewed Participation....................................2-2

2.04.    Determination of Eligibility.............................2-2

2.05.    Enrollment...............................................2-3
         (a)    Application.......................................2-3
         (b)    Acknowledgement...................................2-3

2.06.    Certification of Participation...........................2-3

2.07.    Suspension Periods.......................................2-3

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

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ARTICLE 3 -- CONTRIBUTIONS........................................3-1

3.01.    Suspension Periods.......................................3-1

3.02.    General Provisions on Employer Contributions.............3-1
         (a)    Section is primary................................3-1
         (b)    Qualification intended............................3-1
         (c)    Questioned qualification..........................3-2
         (d)    Mistake of fact...................................3-2
         (e)    Exclusive purpose.................................3-2
         (f)    Determining contributions.........................3-3
         (g)    Contributing......................................3-3
         (h)    Cash or property..................................3-3
         (i)    Administrator's discretion........................3-3
         (j)    Administrator's Rules.............................3-3

3.03.    General Provisions on Participant-owner and
         Beneficiary-owner Contributions..........................3-4
         (a)    Section is primary................................3-4
         (b)    Payroll deduction.................................3-4
         (c)    Not payroll deduction.............................3-5
         (d)    Non-cash contributions allowed....................3-5
         (e)    Contributions Nonforfeitable......................3-5
         (f)    Time for contributions............................3-5
         (g)    Transfers by Employers............................3-5
         (h)    Transfers by Administrator........................3-6
         (i)    Payment determines time of Earned Benefit.........3-6
         (j)    Mandatory Contributions...........................3-6
         (k)    Voluntary Contributions...........................3-6

3.04.    Cash and Non-cash Contributions..........................3-7
         (a)    Non-cash contributions allowed....................3-7
         (b)    Value of non-cash contributions...................3-7

3.05.    Basic Contribution.......................................3-7
         (a)    General...........................................3-7

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

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         (b)    Borrowing offset..................................3-9
         (c)    Source of Basic Contribution......................3-9

3.06.    Transfers................................................3-9

3.07.    Additional Contribution.................................3-10

3.08.    Division of Cost of Plan Contract.......................3-10
         (a)    General..........................................3-10
         (b)    Participant-owner's or Beneficiary-owner's cost..3-11
         (c)    Employer's cost..................................3-12


ARTICLE 4 -- BENEFIT ENTITLEMENT..................................4-1

4.01.    Benefits Provided........................................4-1
         (a)    General...........................................4-1
         (b)    Division of ownership interest in Plan Contract...4-1

4.02.    Loss of Benefits.........................................4-9
         (a)    Failure to pay Mandatory Contribution.............4-9
         (b)    Failure to pay Basic Contribution................4-10
         (c)    Plan termination or end of participation.........4-11

4.03.    Suspension Periods......................................4-11

4.04.    General Allocation Rules and Limitations................4-12
         (a)    General limits...................................4-12
         (b)    Deductibility limitation.........................4-12
         (c)    Unallocated assets...............................4-12
         (d)    Non-cash contributions...........................4-13
         (e)    Maximum Annual Addition limitations..............4-13
         (f)    Special Annual Addition allowances and
                limitations......................................4-14
         (g)    Limitation related to excise taxes...............4-14
         (h)    The Excess-addition Suspense Account.............4-14

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

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4.05.    Accounts................................................4-15
         (a)    Suspense Accounts................................4-15
         (b)    Named Accounts generally.........................4-17
         (c)    Plan Liability Accounts..........................4-17
         (d)    Employer Contribution Accounts...................4-18
         (e)    Accounts that make up Employer Contribution
                Account..........................................4-18

4.06.    Formula Allocations.....................................4-19
         (a)    General..........................................4-19
         (b)    Program of Allocations...........................4-20
         (c)    Notices required.................................4-20

4.07.    Basic Contribution Allocations..........................4-20
         (a)    Formula allocations..............................4-20
         (b)    Primary Employer's Designee designation..........4-21
         (c)    Failure to designate.............................4-21

4.08.    Matching Contribution Allocations.......................4-22
         (a)    Formula allocations..............................4-22
         (b)    Primary Employer's Designee's designation........4-22
         (c)    Failure to designate.............................4-22

4.09.    Employee After-tax Contribution Allocations.............4-23

4.10.    Allocations from Employer-designated Suspense Account...4-24
         (a)    Formula allocations..............................4-24
         (b)    Primary Employer's Designee's designation........4-24
         (c)    Failure to designate.............................4-25

4.11.    Allocations from Income Suspense Account................4-25
         (a)    Formula allocations..............................4-25
         (b)    Primary Employer's Designee's designation........4-25
         (c)    Failure to designate.............................4-26

                                       v
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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

Section                                                          Page
--------                                                        -----

ARTICLE 5 -- VESTING..............................................5-1

5.01.    Suspension Periods.......................................5-1

5.02.    Nonforfeitable Earned Benefits...........................5-1
         (a)    Nonforfeitable....................................5-1
         (b)    Full and partial..................................5-1
         (c)    No reduction or expiration acceleration...........5-2
         (d)    Not unconditional.................................5-2
         (e)    Nonforfeitable Accounts...........................5-2
         (f)    Full vesting......................................5-3
         (g)    Nullifying Plan provisions........................5-3

5.03.    Vesting Credits..........................................5-3
         (a)    One Vesting Credit................................5-3
         (b)    Exceptions........................................5-4
         (c)    Non-covered work credited.........................5-6

5.04.    Forfeitable Earned Benefits..............................5-6

5.05.    Forfeitures..............................................5-6
         (a)    Basic rules governing time of Forfeiture..........5-6
         (b)    Time of distributions in relationship to time of
         Forfeiture...............................................5-7
         (c)    Allocation of Forfeitures.........................5-7



ARTICLE 6 -- DISTRIBUTIONS........................................6-1

6.01.    General Provisions on Benefits, Distributions, Transfers.6-1
         (a)    Suspension Periods................................6-1
         (b)    Article controls..................................6-1
         (c)    Administrator authority and discretion............6-1
         (d)    Discharge of liability............................6-2
         (e)    Plan termination distributions....................6-2

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

Section                                                          Page
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         (f)    Special distributions allowed.....................6-3
         (g)    Unclaimed benefits................................6-3
         (h)    Recapture of payments.............................6-3
         (i)    Garnishments......................................6-4
         (j)    Distributions to minors and incompetents..........6-4

6.02.    Claims...................................................6-5
         (a)    Distributions without claims......................6-5
         (b)    Claims to Administrator...........................6-5
         (c)    Administrator's response..........................6-5
         (d)    Denied claims.....................................6-5

6.03.    Review of Claims.........................................6-6
         (a)    Administrator's review............................6-6
         (b)    Possible hearing..................................6-6
         (c)    Review decision time limit........................6-6
         (d)    Allowances if a committee reviews.................6-7
         (e)    Determination final...............................6-7

6.04.    Administrator-directed Roll-out..........................6-8

6.05.    Cancellation or Surrender of Plan Contract...............6-8


ARTICLE 7 -- BENEFICIARIES........................................7-1

7.01.    Conditions of Eligibility................................7-1

7.02.    Beneficiary Payments.....................................7-1
         (a)    Beneficiary entitlement...........................7-1
         (b)    Beneficiary designation...........................7-1
         (c)    Proof of death....................................7-2

7.03.    Beneficiary-owners.......................................7-2

                                      vii
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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

Section                                                          Page
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ARTICLE 8 -- AMENDMENT, TERMINATION, AND
MERGER............................................................8-1

8.01.    Exercise of Powers.......................................8-1
         (a)    Source of powers..................................8-1
         (b)    Power to amend....................................8-1
         (c)    General power to amend, terminate, or transfer
         assets/liabilities.......................................8-3
         (d)    Sponsor's powers suspended........................8-3

8.02.    Amendment................................................8-3
         (a)    Sponsor...........................................8-3
         (b)    No diversion or assignment........................8-4

8.03.    Plan Merger or Asset Transfer............................8-5
         (a)    No reduction of benefits..........................8-5
         (b)    Primary Employer's Designee's written directions..8-6

8.04.    Discontinuance of Contributions..........................8-6
         (a)    Employers.........................................8-6
         (b)    Not a termination.................................8-6

8.05.    Termination..............................................8-7
         (a)    General...........................................8-7
         (b)    Notice............................................8-7
         (c)    Termination as to specific Participants or groups of
         Participants.............................................8-8
         (d)    Partial termination...............................8-8
         (e)    Distributions.....................................8-8
         (f)    No further rights.................................8-9

8.06.    Effect of Employer Transactions..........................8-9

8.07.    Rules About Entities Exercising Powers..................8-10
         (a)    Exhibits.........................................8-10
         (b)    Power to amend...................................8-10

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


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         (c)    Power to terminate...............................8-10
         (d)    Power over mergers...............................8-10
         (e)    Power over asset or liability transfers..........8-11
         (f)    Power to delegate................................8-11
         (g)    Other powers.....................................8-11
         (h)    Relationship to other Plan provisions............8-12
         (i)    Exercise of power................................8-12

8.08.    Trigger Events, Restoration Events, and Consequences....8-12
         (a)    Application of section...........................8-12
         (b)    Limitation on amendment and termination rights...8-13
         (c)    Mergers and asset and liability transfers........8-13
         (d)    Consent to actions of Administrator..............8-13
         (e)    Consent to actions of committees.................8-14
         (f)    Other powers suspended...........................8-14
         (g)    Restoration events...............................8-14

8.09.    Change in Control.......................................8-15


ARTICLE 9 -- PLAN CONTRACTS, TRUST FUND, AND
RELATED RULES.....................................................9-1

9.01.    Suspension Periods.......................................9-1

9.02.    Plan Contracts, Trust Agreements.........................9-1
         (a)    Plan Contracts....................................9-1
         (b)    Trust Agreements..................................9-1

9.03.    Trust Fund; General Amounts; Segregated Amounts..........9-2
         (a)    General...........................................9-2
         (b)    Trusts and accounts...............................9-2

9.04.    Valuation of Trust Fund..................................9-3
         (a)    When section applies..............................9-3
         (b)    Conclusive........................................9-3
         (c)    General Amounts...................................9-3
         (d)    Segregated Amounts................................9-3

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


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         (e)    Adjustments.......................................9-3
         (f)    Participant Contributions.........................9-6

9.05.    Directing the Trustee....................................9-6
         (a)    When section applies..............................9-6
         (b)    Persons who deal with a Trustee or co-Trustee.....9-6
         (c)    Appraisals........................................9-7
         (d)    Instructions regarding Employer ERISA Securities..9-7
         (e)    Compliance with Administrator's and Primary
         Employer's Designee's directions.........................9-7
         (f)    Trustee's inability or unwillingness to comply with
         directions...............................................9-7

9.06.    Voting of Shares.........................................9-8
         (a)    When section applies..............................9-8
         (b)    Trustee's exercise of rights regarding Employer
         Securities...............................................9-8
         (c)    Taxation..........................................9-8
         (d)    Information to Participants.......................9-9


ARTICLE 10 -- ADMINISTRATION.....................................10-1

10.01.   Named Fiduciaries, Allocation of Responsibility.........10-1
         (a)    Suspension Periods...............................10-1
         (b)    Named Fiduciaries................................10-1
         (c)    Multiple-person Fiduciaries......................10-1
         (d)    Primary Employer.................................10-2
         (e)    Sponsor..........................................10-2
         (f)    Trustee..........................................10-2
         (g)    Administrator....................................10-2
         (h)    Lack of designation..............................10-3
         (i)    Allocation of responsibility.....................10-3
         (j)    Separate liability...............................10-3

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

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10.02.   Administrator Appointment, Removal, Successors, Except
         During a Suspension Period..............................10-4
         (a)    Application of section...........................10-4
         (b)    Administrator appointment........................10-4
         (c)    Administrator resignation, removal...............10-4
         (d)    Successor Administrator appointment..............10-4
         (e)    Successor Administrator-member appointment.......10-5
         (f)    Qualification....................................10-5

10.03.   Administrator Appointment, Removal, Successors During a
         Suspension Period.......................................10-5
         (a)    Application of section...........................10-5
         (b)    Suspension of Primary Employer's and Primary
         Employer's Designee's powers............................10-5

10.04.   Operation of Administrator..............................10-5
         (a)    Records, rules, and guidelines...................10-5
         (b)    Multiple-person Administrator's acts and
                decisions........................................10-6
         (c)    Delegations by a multiple-person Administrator...10-6

10.05.   Other Fiduciary Appointment, Removal, Successors, Except
         During a Suspension Period..............................10-7
         (a)    Application of section...........................10-7
         (b)    Other Fiduciaries generally......................10-7
         (c)    Appointment......................................10-7
         (d)    Resignation, removal.............................10-7
         (e)    Successor appointment............................10-8
         (f)    Qualification....................................10-8
         (g)    Related parties..................................10-8

10.06.   Other Fiduciary Appointment, Removal, Successors During a
         Suspension Period.......................................10-8
         (a)    Application of section...........................10-8
         (b)    Other Fiduciaries generally......................10-8
(c)      General.................................................10-9
         (d)    Suspension of Sponsor's powers...................10-9

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

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         (e)    Removal by Administrator.........................10-9
         (f)    Removal by other Fiduciary.......................10-9
         (g)    Resignation.....................................10-10
         (h)    Successor appointment...........................10-10
         (i)    Additional Fiduciaries; continuing service......10-10
         (j)    Qualification...................................10-11

10.07.   Operation of Multiple-person Fiduciaries...............10-11
         (a)    Other Fiduciaries generally.....................10-11
         (b)    Suspension Period...............................10-11
         (c)    Rules and guidelines............................10-11
         (d)    Records.........................................10-12
         (e)    Multiple-person Fiduciary's acts and decisions..10-12
         (f)    Multiple-person Fiduciary's delegation of
                authority.......................................10-12
         (g)    Ministerial duties..............................10-12

10.08.   Administrator's, Plan Committees' Powers and Duties....10-13
         (a)    Plan decisions..................................10-13
         (b)    Conclusive determination........................10-13
         (c)    Participation...................................10-14
         (d)    Agents and advisors.............................10-14

10.09.   Discretion of Administrator, Plan Committees...........10-15
         (a)    Exclusive discretion............................10-15
         (b)    Waivers.........................................10-15

10.10.   Records and Reports....................................10-15
         (a)    Reports.........................................10-15
         (b)    Records.........................................10-16

10.11.   Payment of Expenses....................................10-16

10.12.   Notification to Interested Parties.....................10-16

10.13.   Notification of Eligibility............................10-17


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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


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10.14.   Other Notices..........................................10-17

10.15.   Annual Statement.......................................10-17

10.16.   Limitation of Administrator's and Plan Committees'
         Liability..............................................10-17
         (a)    Separate liability..............................10-17
         (b)    Indemnification.................................10-18
         (c)    Fiduciaries.....................................10-18

10.17.   Errors and Omissions...................................10-19

10.18.   Communication of Directions from Participants..........10-19


ARTICLE 11 -- DEFINITIONS........................................11-1

11.01.   Account.................................................11-1
11.02.   Accrual Computation Period..............................11-1
11.03.   Accrued Benefit.........................................11-2
11.04.   Acquiring Person........................................11-3
11.05.   Active Participant......................................11-3
11.06.   Adjusted Severance from Service Date....................11-3
11.07.   Administrator...........................................11-3
11.08.   Administrator's Rules...................................11-3
11.09.   Affiliate...............................................11-3
11.10.   Affiliate-maintained....................................11-4
11.11.   After-tax Savings Account...............................11-4
11.12.   Age.....................................................11-4
11.13.   Agreement...............................................11-4
11.14.   Allocation Period.......................................11-4
11.15.   Alternate Payee.........................................11-4
11.16.   Annual Addition.........................................11-4
11.17.   Assignment or Alienation................................11-5
11.18.   Associate...............................................11-6
11.19.   Basic Contribution......................................11-7

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                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


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11.20.   Beneficiary or Beneficiaries............................11-7
11.21.   Beneficiary-owner.......................................11-7
11.22.   Board or Board of Directors.............................11-7
11.23.   Break in Service........................................11-7
11.24.   Code....................................................11-7
11.25.   Compensation............................................11-8
11.26.   Continuing Directors....................................11-8
11.27.   Contract................................................11-8
11.28.   Control, Controlling....................................11-9
11.29.   Control Affiliate.......................................11-9
11.30.   Covered Employee........................................11-9
11.31.   Credited Service........................................11-9
11.32.   Current Earned Benefit.................................11-10
11.33.   Defined Benefit Plan or DBP............................11-10
11.34.   Defined Contribution Plan or DCP.......................11-10
11.35.   Disabled, Disability...................................11-10
11.36.   Domestic Relations Order...............................11-10
11.37.   Earliest Retirement Age................................11-10
11.38.   Early Retirement.......................................11-10
11.39.   Earned Benefit.........................................11-10
11.40.   Earnings...............................................11-11
11.41.   Effective Date.........................................11-11
11.42.   Eligibility Service Year...............................11-11
11.43.   Eligible Employee......................................11-11
11.44.   Employee...............................................11-11
11.45.   Employee Contribution..................................11-11
11.46.   Employee Contribution Account..........................11-12
11.47.   Employer...............................................11-12
11.48.   Employer Contribution Account..........................11-12
11.49.   Employer-designated Suspense Account...................11-12
11.50.   Employer-maintained....................................11-12
11.51.   Entry Date.............................................11-12
11.52.   ERISA..................................................11-13
11.53.   ERISA Affiliate........................................11-13
11.54.   Excess-addition Suspense Account.......................11-13
11.55.   Excess Annual Additions................................11-13

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                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


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11.56.   Fiduciary..............................................11-13
11.57.   First-tier Trigger Event...............................11-14
11.58.   Fiscal Year............................................11-15
11.59.   Forfeitable............................................11-15
11.60.   Forfeiture, Forfeit....................................11-15
11.61.   Fund and Trust Fund....................................11-15
11.62.   General Amounts........................................11-15
11.63.   Hour of Service........................................11-15
11.64.   Income Suspense Account................................11-15
11.65.   Insurer................................................11-16
11.66.   Interested Person or Interested Party..................11-16
11.67.   Introduction...........................................11-16
11.68.   Investment Manager.....................................11-16
11.69.   Involuntary Cash-Out...................................11-16
11.70.   Leave of Absence.......................................11-17
11.71.   Majority-owned Subsidiary..............................11-17
11.72.   Mandatory Contribution.................................11-18
11.73.   Maternity or Paternity Leave of Absence................11-18
11.74.   Maximum Annual Addition................................11-18
11.75.   Minimum Death Benefit..................................11-18
11.76.   Named Account..........................................11-19
11.77.   Named Fiduciary........................................11-19
11.78.   Nonforfeitable.........................................11-19
11.79.   Normal Retirement Age..................................11-19
11.80.   Normal Retirement Date.................................11-19
11.81.   Parent.................................................11-19
11.82.   Participant............................................11-20
11.83.   Participant-owner......................................11-20
11.84.   Party in Interest......................................11-20
11.85.   Pension Plan...........................................11-21
11.86.   Person.................................................11-22
11.87.   Plan...................................................11-22
11.88.   Plan Committee.........................................11-22
11.89.   Plan Contract..........................................11-22
11.90.   Plan Liability Account.................................11-23
11.91.   Plan Year..............................................11-23

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

Section                                                          Page
--------                                                        -----

11.92.   Predecessor Plan.......................................11-23
11.93.   Primary Employer.......................................11-23
11.94.   Primary Employer-maintained............................11-23
11.95.   Primary Employer's Designee............................11-23
11.96.   Profit.................................................11-23
11.97.   Profit-sharing Plan....................................11-24
11.98.   Program of Allocations.................................11-24
11.99.   Qualified Domestic Relations Order.....................11-24
11.100.  Qualified Plan or Qualified Trust......................11-24
11.101.  Recoverable Costs......................................11-24
11.102.  Related Entity.........................................11-25
11.103.  Related Entity-maintained..............................11-25
11.104.  Relative...............................................11-25
11.105.  Restoration Event......................................11-25
11.106.  Retire, Retires........................................11-25
11.107.  Retirement.............................................11-25
11.108.  Second-tier Trigger Event..............................11-25
11.109.  Segregated Amounts.....................................11-28
11.110.  Separation, Separation from Service....................11-28
11.111.  Service................................................11-28
11.112.  Severance from Service Date............................11-29
11.113.  Sponsor................................................11-29
11.114.  Sponsor-maintained.....................................11-29
11.115.  Spouse.................................................11-29
11.116.  Subsidiary.............................................11-29
11.117.  Supplemental Account...................................11-29
11.118.  Surviving Spouse.......................................11-29
11.119.  Suspense Account.......................................11-29
11.120.  Suspension Period......................................11-30
11.121.  Transfer Account.......................................11-30
11.122.  Transfer Contribution..................................11-30
11.123.  Trigger Event..........................................11-30
11.124.  Trust, Trust Fund, and Fund............................11-30
11.125.  Trust Agreement........................................11-31
11.126.  Trustee................................................11-31
11.127.  Valuation Date.........................................11-31

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990


                           TABLE OF CONTENTS

Section                                                          Page
--------                                                        -----

11.128.  Vesting Break..........................................11-31
11.129.  Vesting Computation Period.............................11-31
11.130.  Vesting Credit.........................................11-31
11.131.  Vesting Hold-out Year..................................11-32
11.132.  Vesting Period of Service..............................11-32
11.133.  Vesting Period of Severance............................11-32
11.134.  Vesting Rule of Parity.................................11-32
11.135.  Vesting Service Spanning Rule..........................11-33
11.136.  Voluntary Cash-Out.....................................11-33
11.137.  Voluntary Contribution.................................11-33
11.138.  Welfare Plan...........................................11-33
11.139.  Year of Service........................................11-34


ADOPTION PAGE

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                  INTRODUCTION
                                  ------------

Crestar Financial Corporation (the "Primary Employer") adopted this amended and restated Crestar Financial Corporation Executive Life Insurance Plan (the "Plan") effective January 1, 1991 (the "Effective Date"). The Plan provides Eligible Employees of the Primary Employer and related employers (the
"Employers") with a death benefit through split-dollar life insurance arrangements, and allows for other benefits to be periodically announced by the Primary Employer's Designee and added as exhibits to the Plan. The Primary Employer intends that each Participant will share with his Employer the cost and ownership of one or more life insurance policies identified in Schedule I (the "Plan Contracts") with one or more life insurance companies (the "Insurers") according to the Plan, the Plan Contracts, any Trust Agreements, and any agreements between an Employer and a Participant (the "Agreements").

Consistent with Department of Labor Advisory Opinion 77-23, the Sponsor intends to cause the Plan to be maintained as a Welfare Plan according to section 3(1) of the Employee Retirement Income Security Act of 1974 (excluding that Act's title II, "ERISA").

Nothing in this Plan is to be interpreted as prohibiting discrimination in favor of highly compensated employees, officers, and shareholders. This Plan is not part of any plan or arrangement, such as a voluntary employees' beneficiary association as described in Code section 501(c)(9), requiring such nondiscrimination.


                          Compliance Intended
                          -------------------
The Sponsor intends through this Plan in this document to maintain a plan that satisfies the provisions of ERISA section 3(1). The Sponsor intends that the Plan will comply fully with all other applicable statutes and regulations governing wages, compensation, and fringe employment benefits. All questions arising in the construction and administration of this Plan must be resolved accordingly.

                                 Introduction-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                   Definitions
                                   -----------
Any word in this document with an initial capital not expected by ordinary capitalization rules is a defined term. Definitions not found in the Plan are in ERISA and regulations promulgated pursuant to ERISA (but the terms of the statute prevail over any regulations) or in the Code and regulations promulgated pursuant to the Code (but the terms of the statute prevail over any regulations).


                           Governing Law, Construction
                           ---------------------------
For construction, one gender includes all and the singular and plural include each other. This Plan is construed, administered, and governed in all respects under and by the laws of Virginia, except to the extent that the laws of the United States of America have superseded those state laws. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the Plan provisions.

                                 Introduction-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991


                               ARTICLE 1

                                GENERAL


1.01.     Plan Creates No Separate Rights

          (a) Rights only by statute. The creation, continuation, or change of the Plan, any Plan Contract, any Trust Agreement, any Trust Fund (or any fund, account, or trust), or any payment does not give a person a non-statutory legal or equitable right against

                (1)   the Primary Employer or any other Employer;

                (2)   any Sponsor;

                (3) any officer, agent, or other employee of the Primary Employer, a Sponsor, or any Employer;

                (4)   any Insurer, Trustee, or co-Trustee;

                (5) the Administrator, any Administrator-member, any Plan Committee, member of a Plan Committee, or other Fiduciary.

                Unless the law or this Plan explicitly provides otherwise, rights under any other Employer-maintained employee-benefit plan (for example, plans that provide benefits upon an Employee's death, retirement, or other termination) do not create any rights under this Plan to benefits or continued participation under this Plan. The fact that an individual is eligible to receive benefits under this Plan does not create any rights under any other Employer-maintained employee-benefit plan, unless that plan or the law explicitly provides otherwise.

          (b) Employment modification. The Plan modifies the terms of a Participant's employment and is a contract between the

                                      1-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Employers and the Participants; the Plan is an inducement for the Participants' employment or continued employment.

          (c) Trust Agreement, Plan Contract control. For any Participant-owner or Beneficiary-owner, to the extent that any provision in this Plan is inconsistent with the provisions of a Plan Contract identified as applicable to that Participant-owner or Beneficiary-owner, the Plan Contract provisions supersede the inconsistent Plan provision as to the operation of the Plan Contract.

1.02.     Delegation of Authority

          (a) Primary Employer. The Primary Employer's acts may be accomplished by the Primary Employer's Designee (without further authorization than this Plan subsection) or by any other person with authorization from the Primary Employer's Board.

          (b) Sponsor. Each Sponsor's acts may be accomplished by that Sponsor's Designee or by any other person with authorization from that Sponsor's Board. Acts by a Sponsor's designee are acts of that Sponsor through that designee and are not acts of an independent entity.

          (c) Other Employers. Acts of an Employer other than the Primary Employer or a Sponsor may be accomplished by any person with authorization from that Employer's Board.

          (d) Administrator's Rules. Subject to limitations in this Plan, the Primary Employer's Designee or the Administrator may create and publish original, additional, or revised Administrator's Rules if that action is consistent with the Plan's provisions; but the Administrator's rules may not change the Primary Employer's, any Sponsor's, or any other
                Employer's obligations under the Plan (including contribution obligations). The Primary Employer's Designee may amend or eliminate an Administrator's Rules provision created or revised by the Administrator.

                                      1-2

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

1.03.     Limitation of Liability

          (a) Section governs. Except according to this section, a Fiduciary is not subject to suit or liability in connection with this Plan, any Trust Agreement, or any Plan Contract or in connection with the operation of the Plan, any Trust Agreement, or any Plan Contract.

          (b) Individual liability. A single-person Administrator, a Plan Committee, each member of any Plan Committee, each Trustee, each co-Trustee, and any person employed by the Primary Employer, a Sponsor, or an Employer is liable only for his own acts or omissions.

          (c) Co-Fiduciary liability. A single-person Administrator, a Plan Committee, each member of any Plan Committee, a Trustee, a co-Trustee, or any person employed by the Primary Employer, a Sponsor, or an Employer is not liable for the acts or omissions of another without knowing participation in the acts or omissions, except by action to conceal an action or omission of another while knowing the act or omission is a breach, or by a failure to properly perform duties that enables the breach to occur, or with knowledge of the breach, failure to make reasonable efforts to remedy the breach.

          (d)   Co-Trustee  relationship.  One Trustee or  co-Trustee  must use reasonable care to prevent another from committing a breach; but all Trustees and co-Trustees need not jointly manage or control any Plan assets to the extent that specific duties have been allocated among them in this Plan, in Plan
                Contracts,   or  in  any  Trust   Agreements.   A  Trustee   or
                co-Trustee is not liable for actions or omissions when following the specific directions of the Primary Employer's
                Designee, the Administrator, a Plan Committee, or a duly authorized and appointed Investment Manager unless such directions are improper on their face. If an Investment Manager has been properly appointed, subject to subsection
                (c), a Trustee or  co-Trustee is not liable for the acts of the
                Investment   Manager

                                      1-3

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                and does not have any investment responsibility for assets under the management of the Investment Manager.

          (e) Allocating and delegating. A Fiduciary is not liable for the actions of another to whom responsibility has been allocated or delegated according to this Plan unless--as the allocating or delegating Fiduciary--it was imprudent in making the allocation or delegation or in continuing the allocation or delegation, except that a Fiduciary may be liable according to subsections
               (c) and (d).

          (f) Release. Each Employee releases from any and all liability or obligation, to the extent release is consistent with the provisions of this section, each single-person Administrator, each Plan Committee, all members of any Plan Committee, each Trustee, each co-Trustee, the Primary Employer, the Primary Employer's Designee, each Sponsor, each Employer, all officers and agents of any entity previously listed, and all agents of Fiduciaries.

1.04.     Legal Action

          Except as explicitly permitted by statute, the Administrator, each appropriate Plan Committee, each Insurer, each appropriate Trustee or co-Trustee, each appropriate other Fiduciary, the Primary Employer, and each affected Sponsor are the only necessary parties to any action or proceeding that involves the Plan, any Trust Agreement, or any Plan Contract or that involves the administration of the Plan, any Trust Agreement, or any Plan Contract. No Employee or former Employee and no Beneficiary or any person having or claiming to have an interest in a Plan Contract under the Plan is entitled to notice of process. A final judgment that is not appealable for any reason (including the passage of time) and that is entered in an action or proceeding involving this Plan is binding and conclusive on the parties to this Plan and all persons having or claiming to have any interest in a Trust Fund or Plan Contract maintained for this Plan or claiming to have any interest under the Plan.

                                      1-4

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

1.05.     Benefits Supported Only by Plan Assets and Sponsor

          Except as otherwise provided by statute, a person having any claim under the Plan must look only to assets from any Trust Fund and from Plan Contracts for satisfaction. The Primary Employer, any Sponsor, and each Employer may contribute to a Trust Fund, to Insurers, or both, but each Participant's right to assets from any Trust Fund is determined by the Trust Agreements and this Plan, and each Participant's right to assets from Plan Contracts is determined according to the terms of those Plan Contracts and this Plan. To the extent provided in Contracts, a Participant may look to an Insurer's assets for satisfaction. To the extent provided in the governing Trust Agreements, a Participant may look to assets of any Trust Fund for satisfaction. An Employer contribution to this Plan or distribution of assets from any source to provide the benefit promised to a Participant satisfies that much of the Participant's Earned Benefit.

1.06.     Administration Standards

          To administer this Plan, the Administrator enjoys discretion to the extent that this Plan and any Trust Agreements and Plan Contracts do not specifically limit that discretion. The Administrator especially may permit discrimination in favor of or against Employees who are officers, shareholders, or highly compensated.

1.07.     Primary Employer and Other Employers

          (a) Primary Employer. This Plan's Primary Employer is Crestar Financial Corporation, a Virginia corporation.

          (b) Sponsors, Employers. This Plan is designed to allow the Primary Employer's Related Entities to become Sponsors, to participate in the Plan, or both. At any time after this Plan's Effective Date, the Sponsors and Employers identified on the current roster of Sponsors and Employers (an exhibit to this Plan) are the Sponsors and Employers; if there is no roster, the Primary Employer is the only Sponsor and Employer.

                                      1-5

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

1.08.     Method of Participation

          With the Primary Employer's Board's approval, any Related Entity of the Primary Employer not named in this Plan as a Sponsor or Employer may take appropriate action satisfactory to the Primary Employer's Designee through its Board to become a party to the Plan as a Sponsor, as an Employer, or both. To become a Sponsor, the Related Entity must adopt this Plan as a Sponsor and adopt this Plan as a split-dollar life insurance program that is a Welfare Plan according to ERISA section 3(1) for its Employees. To become an Employer, the Related Entity must adopt this Plan as a split-dollar life insurance program that is a Welfare Plan according to ERISA section 3(1) for its Employees. An election to continue as an Employer but not a Sponsor or to continue as a Sponsor but not an Employer may be accomplished by the appropriate action of a Sponsor's or Employer's Board, delivered in writing to the Primary Employer's Designee as advance notice for an advance period determined by the Primary Employer's Designee. An election not to continue as either a Sponsor or an Employer is a withdrawal (continuing as either is not a withdrawal).

1.09.     Withdrawal by Employer

          A Sponsor may withdraw from the Plan as a Sponsor--but not as an Employer--at any time satisfactory to the Primary Employer's Designee. An Employer may not withdraw from the Plan (no longer maintain the Plan as to its Employees or former Employees) during a Suspension Period. Except during a Suspension Period, an Employer may withdraw from this Plan upon the approval of the Primary Employer's Designee.

1.10.     Tax Year

          Although the Employers may each have a different tax year (an Employer's own tax year is the determinative tax year for that entity for all purposes unique to that entity, such as the period for effecting contributions), the Plan Year is the fiscal year on which this Plan's records are kept.

                                      1-6

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

1.11.     Suspension Periods

          This Plan article 1 and other articles in this Plan reserve to the Primary Employer certain discretionary authority and powers; all Primary Employer powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer or a reference to acts of the Primary Employer's Designee in this Plan article 1 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.


                                      1-7

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                    ARTICLE 2

                                  PARTICIPATION


2.01.     Conditions of Participation

          (a) Special participation rule. As of January 1, 1991 (this document's Effective Date), an Employee is a Participant in this Plan if he is an Eligible Employee on whose life a Plan Contract has been issued and is enrolled on Schedule I as of that date. An Employee who participates specially according to this subsection has an Entry Date no later than January 1, 1991.

          (b) Beginning participation. An Employee may not begin participation in this Plan while he is not a Covered Employee. An Eligible Employee begins participation in this Plan on his Entry Date. Except for Participants described in subsection (a), an Eligible Employee's Entry Date is the date on which a Plan Contract on his life is issued and made effective by an Insurer and enrolled on Schedule I that occurs no earlier than the Plan's Effective Date. An Eligible Employee's Entry Date is no later than the earlier of:

                (1) the first day of the Plan Year after he becomes an Eligible Employee; or

                (2) the first day of the seventh month after he becomes an Eligible Employee.

                If an Eligible Employee is absent on his Entry Date because he is Separated from Service, his participation in this Plan still begins on his Entry Date (the remaining provisions of this Plan then apply to that Participant as of his Entry Date to determine Plan entitlements and actions regarding the Plan Contract or Plan Contracts on that Participant or his surrogate). If an Eligible Employee is absent on his Entry Date for reasons other than a Separation from Service (for

                                      2-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                example, vacation, sickness, disability, Leave of Absence, or layoff), his participation in this Plan still begins on his Entry Date.

2.02.     Employment and Eligibility Status Changes

          (a) Changing to non-Covered Employee. If a Participant does not Separate from Service but is no longer a Covered Employee because of a job change or some other event other than Retirement or Disability, he ceases to be a Covered Employee and a Participant at the end of the pay period in which that job change or other event occurs. A Participant who Retires or becomes Disabled continues to be a Participant.

          (b) Changing to Covered Employee. If an Employee becomes a Covered Employee due to a change in his employment status (for example, because of a job change or some other event) and if the Primary Employer's Designee does not establish another date for that Employee, his status as a Covered Employee begins on the day after the date that is the end of the pay period in which his status changes.

2.03.     Renewed Participation

          A Participant who ceases to participate in the Plan, as described in the Plan subsection entitled "Changing to non-Covered Employee" (see Plan section 2.02(a)), may again become a Participant only according to the Plan subsection entitled "Beginning participation" (see Plan section 2.01(b)).

2.04.     Determination of Eligibility

          The Administrator must determine each person's eligibility for participation in the Plan. All good-faith determinations by the Administrator are conclusive and binding on all persons for the Plan Year in question, and there is no right of appeal except for claims, as provided in this Plan.

                                      2-2

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

2.05.     Enrollment

          (a) Application. To the extent described in the Administrator's Rules, an application to participate may be required, and each Employee and Participant must correctly disclose all requested information necessary for the Administrator to administer this Plan properly.

          (b) Acknowledgement. In any claim form or similar instrument adopted by the Administrator, as a condition of receiving Plan benefits, an Employee or a Beneficiary may be required to acknowledge the existence of and the terms and conditions in the Plan and any Plan Contracts and that a copy of the Plan and any Plan Contracts have been made available to him. The Administrator may require an Employee or a Beneficiary to agree to abide by the terms and conditions of this Plan and any Plan Contracts.

2.06.     Certification of Participation

          The Administrator must provide the administrator of the Crestar Financial Corporation Premium Assurance Plan with a list of the premium due dates and the amount of the premiums for each Plan Contract on the life of each Participant under the Plan.

          As requested by the Employers, the Administrator must give each Employer a list of Employees who became Participants since the last list was given. As requested by an Employer after any Plan Year, the Administrator must give that Employer a list of Employees who were Participant-owners for that Plan Year.

2.07.     Suspension Periods

          During a Suspension Period, no additional Participants may join this Plan.


                                      2-3

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                    ARTICLE 3

                                  CONTRIBUTIONS


3.01.     Suspension Periods

          This Plan article 3 reserves to the Primary Employer and Primary Employer's Designee certain discretionary authority and powers; all Primary Employer and Primary Employer's Designee powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer or to the Primary Employer's Designee in this Plan article 3 is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

3.02.     General Provisions on Employer Contributions

          (a) Section is primary. This Plan's provisions on Employer contributions are all subject to the provisions of this section and to the provisions of any Administrator's Rules authorized by this section. Except for any Trust Fund contributions, all Employer contributions described in this Plan are made in the form of direct or indirect payments of premiums due according to the terms of the Plan Contracts and the Plan. Employer contributions for premium payments generally do not become Plan assets because those contributions increase the contributing Employer's Recoverable Costs for the Plan Contract for which the premiums were paid.

          (b) Qualification intended. The Employers intend that the Plan will always qualify as a Welfare Plan under ERISA section
                3(1). The Employers also intend that assets to be used to satisfy Recoverable Costs are not Plan assets except to the extent that they are so designated by the Primary Employer's Designee as part of actions creating or maintaining a Plan benefit structure that is neither a death benefit nor a divided ownership benefit.

                                      3-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          (c) Questioned qualification. If the Plan as reflected in this document (including any Administrator's Rules) does not qualify as a Welfare Plan under ERISA section 3(1), or if the Department of Labor conditions favorable opinions about the Plan on amendments, caveats, or conditions not acceptable to the Primary Employer, then the Primary Employer, at its option, may either amend this Plan or revoke and annul any amendment in any manner the Primary Employer deems advisable to effect a favorable determination or opinion, or the Primary Employer and the Sponsors may withdraw sponsorship and the Primary Employer's Designee may terminate the Plan prospectively or retroactively. On a termination according to this subsection, each unconsumed contribution made by the Employers after the effective date of any document causing a qualification failure must be returned to the contributor.

          (d) Mistake of fact. This subsection applies to all Employer contributions under this Plan unless at the time of contribution an Employer stipulates that the contribution by that Employer is not subject to this subsection. If any contribution is made by an Employer because of a mistake of fact, then the portion of the contribution due to the mistake of fact must be returned to the contributing Employer.

          (e) Exclusive purpose. Except as provided in this Plan section, Employer contributions to any Trust Fund or to an Insurer for a Contract are irrevocable but subject to the Employers' rights described in this Plan to recover their contributions upon specific events. Other than the Employer's interest in a Plan Contract attributable to its own contributions and other expenditures (essentially, that Employer's Recoverable Cost for the Plan Contract), Plan Contracts and any Plan assets must not inure to the benefit of any Employer and must be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

                                      3-2

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          (f) Determining contributions. Each Employer must determine the amount of any of its contributions to any Trust Fund according to this Plan's terms and the terms of the governing Trust Agreement. Likewise, each Employer must determine the amount of any of its contributions to any Insurer for a Plan Contract under the terms of this Plan and that Plan Contract. To facilitate determinations, the Primary Employer's Designee is entitled to set a uniform determination date. Each Employer's determination of its contributions is binding on all Participants, the Administrator, and the contributor.

          (g) Contributing. No person is required to collect Employer contributions. Each Employer may cause its contributions to be paid in installments and on the dates it elects, subject to the requirements of the applicable Trust Agreement or Plan Contract.

          (h) Cash or property. Except as restricted by the affected Insurer, Trustee, or co-Trustee or by terms of the Plan (including any Administrator's Rules) and except as prohibited (without administrative exemption) by law, Employer contributions may be in cash or any other property.

          (i) Administrator's discretion. The Administrator may exercise its discretion in implementing any Employer-contribution provision in this Plan article 3 or in any Administrator's Rules if that exercise of discretion does not violate any of the other provisions in this article.

          (j) Administrator's Rules. With the consent of the Primary Employer's Designee, the Administrator may create and publish original, additional, or revised Administrator's Rules governing any Participant-owner or Beneficiary-owner election or contributions, if that action is consistent with subsection (i) and does not change an Employer's obligation to contribute.

                                      3-3

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

3.03.     General  Provisions  on  Participant-owner   and  Beneficiary-owner
          Contributions

          (a) Section is primary. This Plan's provisions on Participant-owner and Beneficiary-owner contributions are all subject to the provisions of this section, each applicable Plan Contract or Trust Agreement, and the provisions of any Administrator's Rules that are not inconsistent with this section or any applicable Plan Contract or Trust Agreement. The Administrator or the Primary Employer's Designee may create and publish original, additional, or revised Administrator's Rules at any time to administer this section, including provisions governing Participant contributions and elections. (See Plan section 3.02(j) for similar authorization to the Administrator.) References in the remaining subsections to contributions by Participant-owners may be read to include contributions by Beneficiary-owners whenever such contributions are required by this Plan, any applicable Plan Contract or Trust Agreement, or the Primary Employer's Designee.

          (b) Payroll deduction. To the extent that any Administrator's Rules allow it, Participant-owners may contribute according to this Plan by payroll deduction. A Participant-owner may execute a form satisfactory to his Employer and the Administrator, electing to contribute (after tax) a specific amount for each pay period or for any identifiable time when Earnings otherwise would have been received. A Participant-owner's allowed contribution will be deducted by that Participant-owner's Employer from the Participant-owner's Earnings each pay period, until the Participant-owner's total contributions under this section for any period equal the amount of his Mandatory Contribution according to the Plan and each applicable Plan Contract or Trust Agreement or, if earlier, until the Participant changes or revokes his election according to this Plan's provisions and any Administrator's Rules. A Participant's change or revocation of his election must be by written notice to his Employers and the Administrator.

                                      3-4

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          (c) Not payroll deduction. To the extent that any Administrator's Rules permit, in addition to or instead of the contributions withheld according to subsection (b), each Participant-owner may make one contribution (after tax) to the Administrator on each date set by the Administrator for contributions under this subsection.

          (d) Non-cash contributions allowed. Participant-owner contributions may be in cash or--to the extent that the Primary Employer's Designee consents--in the form of Contracts that can be used as Plan Contracts as part of the split-dollar program.

          (e) Contributions Nonforfeitable. A Participant-owner's Earned Benefit derived from his own contributions under this Plan is Nonforfeitable, but only to the extent that the Participant has satisfied the related Mandatory Contribution requirement.

          (f) Time for contributions. Absent contrary notice from a Trustee, co-Trustee, or Insurer that is to receive the contributions, the Administrator may determine specified times for Participant contributions. The Administrator must advise the Participant-owners of the permitted times for contributions.

          (g) Transfers by Employers. As soon as possible after each pay period, each Employer must pay the appropriate Trustee, co-Trustee, or Insurer (or a combination of any of those entities) all Participant-owner contributions withheld by it, advising each Trustee, co-Trustee, or Insurer and the Administrator of the respective amounts contributed by each Participant-owner. In any event, Participant-owner contributions must be transferred to the appropriate Trustee, co-Trustee, or Insurer no later than the time such contributions would become Plan assets under ERISA section
                403. The Administrator must notify the administrator of the Crestar Financial Corporation Premium Assurance Plan each time a contribution is transferred to an Insurer to satisfy a premium for a Plan Contract.

                                      3-5

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          (h) Transfers by Administrator. As soon as possible after receipt of a Participant-owner contribution, the Administrator must transfer that contribution to the appropriate Trustee, co-Trustee, or Insurer (or combination of any of those entities) and, if necessary, advise each Trustee, co-Trustee, or Insurer of the source of the contribution. Participant-owner contributions must be transferred to the appropriate Trustee, co-Trustee, or Insurer no later than the time that such contributions would become Plan assets under ERISA section 403. The Administrator must notify the administrator of the Crestar Financial Corporation Premium Assurance Plan each time a contribution is transferred to an Insurer to satisfy a premium for a Plan Contract.

          (i) Payment determines time of Earned Benefit. The creation or any increase in a Participant-owner's Earned Benefit occurs when that Participant-owner's contribution under this Plan is received by any Trustee, co-Trustee, or Insurer. The same principle applies to contributions from a Beneficiary-owner.

          (j) Mandatory Contributions. As to any Participant-owner, the Mandatory Contribution required as a condition of that individual's eligibility for receipt of any of this Plan's benefits that have not become Nonforfeitable is determined according to the Plan section entitled "Division of Cost of Plan Contract" (see Plan section 3.08) and the applicable Plan Contract or Plan Contracts. A Participant-owner or Beneficiary-owner may have multiple Mandatory Contributions required (for example, one for each of several Plan Contracts on his life).

          (k)   Voluntary     Contributions.     A     Participant-owner     or
                Beneficiary-owner may make a Voluntary Contribution upon any of the events described in this subsection's paragraphs.

                (1) If a Participant is notified by the administrator of the Crestar Financial Corporation Premium Assurance Plan that the Employer contribution called for in the Plan section entitled "Basic Contribution" (see Plan section 3.05) have not been satisfied or otherwise have

                                      3-6

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      not satisfied all premiums due for one of that Participant's Plan Contracts as of the date that is twenty-five days after the premium due date for the Plan Contract, the Participant-owner of that Plan Contract may make a Voluntary Contribution as described in the Plan subsection entitled "Failure to pay Basic Contribution" (see Plan section 4.02(b)) in the amount necessary to satisfy the Employer contribution requirements or otherwise to satisfy the due-but-unpaid premiums for the Plan Contract in question.

                (2) If the Plan is terminated as to a Participant, that Participant or the Beneficiary-owner of a Plan Contract on that Participant's life may make a Voluntary Contribution to continue the Contract as described in the Plan subsection entitled "Plan termination or end of participation" (see Plan section 4.02(c)).

3.04.     Cash and Non-cash Contributions

          (a) Non-cash contributions allowed. Except as restricted by any intended recipient of the assets in question, or except as prohibited (without administrative exemption) by law, Employer contributions may be in cash, in the form of Contracts that can be used as Plan Contracts as part of the split-dollar program, or in the form of other property.

          (b) Value of non-cash contributions. Each recipient of non-cash contributions must value all non-cash property contributed at its fair-market value (according to applicable regulations) on the actual date that it accepts the property.

3.05.     Basic Contribution

          (a) General. Basic Contributions are discretionary--not required to be made--on the part of the Employers, with two exceptions.

                                      3-7

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                (1) Basic Contributions from the Employers are required--must be made--during any Suspension Period.

                (2) Basic Contributions must be made (they are mandatory) by the Employers for each Plan Year to the extent that they are promised in one of this Plan's exhibits. A direct or indirect promise in a Plan exhibit to contribute or to fund a promised benefit requires Employer funding contributions consistent with the law (i.e., if the law allows delayed funding and this Plan or its exhibits are silent, then delayed funding is permissible) for each Plan Year for which the promise is effective; if the exhibit is amended to reduce or eliminate the promise, then any Basic Contribution requirement is reduced or eliminated accordingly.

                To the extent that Transfer Contributions or other payments do not satisfy a due-but-unpaid premium according to the Plan section entitled "Division of Cost of Plan Contract" (see Plan section 3.08) and the applicable Plan Contract, and subject to subsection (b), Basic Contributions or the application of assets from any Trust Fund are necessary to satisfy that premium at the time determined by the affected Insurer or the Administrator. When that need exists, the Administrator must calculate an amount that the Administrator believes is the minimum Basic Contribution. The Administrator's determination, however, is not binding on and is merely advisory for the Primary Employer's Designee. The Primary Employer's Designee must determine each Employer's required Basic Contribution for each Plan Year.

                The Basic Contribution from an Employer for a Plan Year or for any other pay period according to this subsection is determined by the Primary Employer's Designee according to the Plan section entitled "Division of Cost of Plan Contract" (see Plan section 3.08), any Trust Agreements, and the affected Plan Contracts. The Primary Employer's Designee must notify the Administrator of all contributions made by Employers

                                      3-8

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                directly to Insurers. The Administrator must notify the administrator of the Crestar Financial Corporation Premium Assurance Plan each time a contribution is made or transferred to an Insurer to satisfy a premium for a Plan Contract.

          (b) Borrowing offset. Subject to subsection (c), an Employer may reduce its portion of current premiums due by periodically obtaining one or more loans on Plan Contracts in a total amount not exceeding the greater of (i) the total of each Plan Contract's loan value available to that Employer, or (ii) that Employer's cumulative Recoverable Costs at the time of the loan and by then applying the amount of any borrowing against the net premium payments (the Basic Contribution) required according to this Plan. As security for any loan, a borrowing Employer may pledge or assign the portion of the Plan Contract not attributable to Participant contributions, subject to the terms of the Plan. An Employer may also borrow against the portion of the Plan Contract not attributable to Participant contributions in the manner described in this subsection to recover any amounts to which that Employer may be entitled under this Plan.

          (c) Source of Basic Contribution. The Primary Employer's Designee determines as to each Plan Contract the permissible sources of an Employer's Basic Contribution, subject to the requirement that no part of four of the first seven annual premiums is paid directly or indirectly by means of indebtedness as described in Code section 264(c).

3.06.     Transfers

          Transfer Contributions, which are transfers of assets or liabilities or transfers of assets and liabilities (for example, Transfer Contributions could be accomplished by transfers of assets alone or by transfers of liabilities alone), may be caused or allowed by the Primary Employer's Designee (or the Fiduciary exercising the Primary Employer's power under Plan article 8 during a Suspension Period) according to this Plan and according to any Administrator's Rules.

                                      3-9

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          Transfer Contributions include payments from the Crestar Financial Corporation Premium Assurance Plan and payments from any other source designated by the Primary Employer's Designee. Transfer Contributions may be in the form of direct premium payments to an Insurer according to this Plan and the applicable Plan Contract. A transfer that is from another Primary Employer-maintained Welfare Plan that authorizes a transfer of assets to this Plan and that, according to the terms of that other Primary Employer-maintained Welfare Plan, is deemed to be caused or allowed by the Primary Employer's Designee according to this section. The Primary Employer's Designee must also indicate the extent to which Transfer Contributions permissible under this subsection are to be treated as Transfer Contributions or as other contributions described in this Plan.

3.07.     Additional Contribution

          If the Participant-owner contribution requirements of the Plan subsection entitled "Mandatory Contributions" (see Plan section 3.03(j)) are not satisfied as to any Plan Contract as of the date that is twenty-five days after the premium due date for the Plan Contract, an Employer may make an Additional Contribution as described in the Plan subsection entitled "Failure to pay Mandatory Contribution" (see Plan section 4.02(a)) in the amount necessary to satisfy the Participant-owner contribution requirements. An Additional Contribution may be derived from the same sources as a Basic Contribution (see Plan section 3.05).

3.08.     Division of Cost of Plan Contract

          (a) General. Unless otherwise provided in a lettered exhibit to the Plan, the cost of each premium under each Plan Contract must be paid in part by or on behalf of the Employer and in part by or on behalf of the insured Participant, the Participant-owner, or the Beneficiary-owner of the Contract. The division of the cost of each Plan Contract premium is designed so that (i) each Employer pays for its rights to the Plan Contract's death benefit and the Employer's portion of the Plan Contract's cash value; and (ii) the insured

                                      3-10

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Participant, the Participant-owner, or the Beneficiary-owner pays for its rights in the Plan Contract's death benefit and the Participant-owner's or Beneficiary-owner's portion of the Plan Contract's cash value.

          (b) Participant-owner's or Beneficiary-owner's cost. The Participant-owner's or Beneficiary-owner's part of the Plan
                Contract's annual premium is calculated so that, after considering the Plan's Mandatory Contribution, the Participant will not have additional taxable income on account of his participation in the Plan. Therefore, the Participant-owner's or Beneficiary-owner's part of the premium has two components, and the Participant-owner's or Beneficiary-owner's cost equals any negative value resulting from subtracting the value of the second component from the value of the first component.

                (1) The first component of the Participant-owner's or Beneficiary-owner's part of the premium pays for the insured Participant's current insurance protection under the Plan Contract. For each year, this amount equals the Insurer's rate for renewable term insurance equal to the portion of the Plan Contract's death benefit to which the Participant's Beneficiary or Beneficiaries are entitled for that year. For tax purposes, this amount is defined as the part of each premium that is no greater than the proportionate part of the Participant's economic benefit for that year according to Revenue Ruling 55-747, Revenue Ruling 64-328, Revenue Ruling 66-110, and Revenue Ruling 67-154.

                (2) The second component of the Participant-owner's or Beneficiary-owner's part of the premium pays for the increase in the Participant-owner's or Beneficiary-owner's portion of the Plan Contract's cash value. For each year, this amount is calculated so that the total of all such payments plus all Plan Contract dividends attributable to those payments generally will equal the Participant-owner's or Beneficiary-owner's portion of

                                      3-11

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      the Plan  Contract's  net  cash  value  when the  Employer releases its rights in the Plan Contract to the Participant-owner or Beneficiary-owner under the Plan. A Participant-owner's or Beneficiary-owner's portion of a Plan Contract just referred to in the previous sentence does not include any other benefits--just the death benefit (it may include ownership interests but none other that is connected with a benefit)--available under this Plan. For example, one Plan benefit may result in an award of part of the Employer-portion (not yet a Plan asset) of a Plan Contract. But that benefit is earned only according to the other provisions of this Plan, some of which may require a specific period or type of service--perhaps connected with a different, additional Mandatory Contribution. Such other benefits may give rise to situations where the portion of a Plan Contract's cash value received by a Participant-owner may be larger then the portion attributable to the Participant-owner's death-benefit contributions.

          (c) Employer's cost. The Employers pay the balance of all premium payments due, either as a required payment or as a discretionary payment, as determined by the terms of this Plan.

                                      3-12

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



                                    ARTICLE 4

                               BENEFIT ENTITLEMENT

4.01.           Benefits Provided

          (a) General. This Plan's Earned Benefit for any Participant is an ownership interest in one or more split-dollar life insurance policies (Plan Contracts) as well as a potential interest in a Plan Contract or an Account representing the value of additional assets held by an Insurer or in any Trust Fund. The cost and the ownership of each Plan Contract is shared by an Employer and a Participant, an Employer and a Participant-owner, an Employer and a Beneficiary-owner, or an Employer and any combination of the other three types of
                entity       (Participant,        Participant-owner,       and
                Beneficiary-owner). A Participant-owner or Beneficiary-owner receives at least a death benefit (upon the Participant's
                death)  from  any  ownership  interest   attributable  to  the
                Participant, according to each enforceable Plan Contract. Assets representing the value of an Account are owned by the respective Insurers, Trustees, or co-Trustees holding the assets, although Participants may have a beneficial ownership interest in those assets according to this Plan. Any such additional benefits resulting from a Participant-owner's or
                Beneficiary-owner's     ownership    interest    (actual    or
                contingent--forfeitable or nonforfeitable) are determined by any lettered exhibits to this Plan and by each enforceable Plan Contract. For purposes of this Plan section, except during a Suspension Period, the Primary Employer's Designee acts on behalf of all Employers and is accountable to each Employer for any Contract proceeds to which those Employers
                are  entitled;   during  a  Suspension   Period,  the  Primary
                Employer's and Primary Employer's Designee's powers according to this Plan section may be exercised only by the entity determined according to Plan section 8.07(g).

          (b)   Division    of    ownership     interest    in    Plan.    The
                Participant-owner  or  Beneficiary-owner  of a  Plan  Contract

                                       4-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                owns all rights in and to that Plan Contract, to the extent that there are any rights that are not otherwise granted to the Employers in this Plan subsection or in a lettered exhibit to the Plan. Except as otherwise provided in the Plan and this Plan subsection, the Employers must not have and may not exercise any right in or to a Plan Contract that in any way could endanger, defeat, or impair any of the rights of the Participant-owner or Beneficiary-owner of the Plan Contract. Because of the
                Employers' premium payments described in this Plan, the Employers have certain rights under the Plan Contracts and have a determinable interest in each Plan Contract. An Employer's interest in a Plan Contract is not a Plan asset unless that Employer has allowed or caused a portion of that interest to be allocated to a Participant's Account according to this Plan. Unless otherwise provided (including provisions in any Administrator's Rules), the Employers' interest in and to any Plan Contract is specifically limited to rights in and to a portion of the Plan Contract's cash value and a portion of the Plan Contract's death benefit determined according to this Plan subsection's paragraphs.

                (1) Surrender or cancellation of Plan Contract. Except during a Suspension Period, the Primary Employer's Designee has the sole right to surrender or cancel a Plan Contract on any date that is thirty-one days after giving notice in writing to the Participant-owner or
                      Beneficiary-owner    (the   power   is    suspended   or
                      transferred  to another  Fiduciary  during a  Suspension
                      Period).   If  a  Plan   Contract  is   surrendered   or
                      canceled,   except  during  a  Suspension   Period,  the
                      Primary  Employer is entitled to receive the  Employers'
                      cumulative   Recoverable  Costs  less  any  indebtedness
                      against the Plan Contract. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level.
                      Except   during  a   Suspension   Period,   the  Primary
                      Employer's       Designee      is      charged      with
                      determining--according   to  this  Plan--each   Employer's

                                      4-2

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      (including all assignees of Employers and of the Primary Employer) interests in each Plan Contract and causing appropriate distributions to each Employer and assignee in satisfaction of each Employer's interest in the Plan Contract in question. Whenever the Primary Employer or Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                      Except to the extent restricted during a Suspension Period, each Employer may at any time--even before any event described in this subsection--assign to any person or entity, including a trust, its right to recover in the future all or a part of its cumulative Recoverable Costs less any indebtedness against a Plan Contract. The Participant-owner or Beneficiary-owner's portion of a Plan Contract's cash surrender value is payable to the Participant-owner or Beneficiary-owner or any person designated by the Participant-owner or Beneficiary-owner. The purpose of this provision is specifically to provide that, except during a Suspension Period, the sole and exclusive right to surrender or cancel a Plan Contract is vested in the Primary Employer (except as provided in the last sentence of subsection (a)), and that the Participant-owner or Beneficiary-owner has no right to cancel or surrender a Plan Contract.

                (2) Death of Participant. Except during a Suspension Period, if a Participant dies, the Primary Employer or any person designated by the Primary Employer is entitled to receive the aggregate premiums paid by the Employers on that Participant's Plan Contracts less any indebtedness against that Participant's Plan Contracts. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level. Except during a

                                      4-3

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      Suspension Period, the Primary Employer's Designee is charged with determining--according to this Plan--each Employer's (including all assignees of Employers and of the Primary Employer) interests in each Plan Contract and causing appropriate distributions to each Employer and assignee in satisfaction of each Employer's interest in the Plan Contract in question. Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                      Except to the extent restricted during a Suspension Period, each Employer may at any time--even before any event described in this subsection--assign to any person or entity, including a trust, its right to recover in the future all or a part of its interest less any indebtedness against a Plan Contract or its portion of the cash surrender value.

                      Any balance of a Plan Contract's death benefit not otherwise legally encumbered must be paid directly to the Beneficiary or Beneficiaries designated according to this Plan and the Plan Contract by the Participant-owner or Beneficiary-owner. To the extent not prohibited by the Plan Contract, and except during a Suspension Period, the Primary Employer's Designee or the Participant-owner or Beneficiary owner may change the settlement options of a Plan Contract at any time during the lifetime of the
                      Participant and during the sixty days after the Participant dies, so long as doing so does not adversely affect the other's rights.

                (3) Plan termination. If this Plan terminates as to any Participant, the Participant or the Beneficiary-owner of a Plan Contract on the Participant's life has the right to pay to the Primary Employer's Designee (except during a Suspension Period) within sixty-one days after

                                      4-4

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      the date of this Plan's termination, the Employers' cumulative Recoverable Costs less any indebtedness against the Plan Contract assumed by the Participant-owner or Beneficiary-owner. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level. Except during a Suspension Period, the Primary Employer's Designee is charged with determining--according to this Plan--each Employer's (including all assignees of Employers and of the Primary Employer) interests in each Plan Contract and causing appropriate distributions to each Employer and assignee in satisfaction of each Employer's interest in the Plan Contract in question. Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                      Except to the extent restricted during a Suspension Period, each Employer may at any time--even before any event described in this subsection--assign to any person or entity, including a trust, its right to recover in the future all or a part of its interest less any indebtedness against a Plan Contract.

                      Upon receipt of the Employers' entitlement according to this Plan section by the Primary Employer, the Primary Employer's Designee, an Employer, an Employer's assignee (including the Primary Employer's assignee), or any combination of those entities, the Primary Employer must cause each Employer to execute an appropriate instrument of release (which may be accomplished by agents or others with powers of attorney) so that all appropriate rights in the Plan Contract are released to the Participant-owner or Beneficiary-owner.

                                      4-5

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      If the Participant-owner or Beneficiary-owner fails to pay to the Primary Employer's Designee the amount specified in the first sentence of this Plan paragraph (the sentence ending with: "the Employers' cumulative Recoverable Costs . . . assumed by the Participant-owner or Beneficiary-owner.") within sixty-one days after the date of the Plan's termination, except during a Suspension Period, the Primary Employer (or other recipient of the payment described next) must refund to the Participant-owner or Beneficiary-owner that part of any payment made by the Participant-owner or Beneficiary-owner for the unexpired portion of the premium payment period in which the Plan's termination occurred.

                      After that sixty-one-day period, the Participant-owner or Beneficiary-owner must execute any or all instruments that may be required to vest full ownership of the
                      Participant's Plan Contract in the Employers or the Employers' assignees, which may take the Plan Contract out of the category of assets that are Plan assets. After that, the Participant-owner or Beneficiary-owner has no further interest in the Plan Contract.

                (4)   End of participation. Except during a Suspension
                      Period, if a Participant ceases to be a Participant for reasons other than death, disability, or Retirement (the Plan allows a disabled or Retired Participant to continue the shared ownership of the Plan Contracts until a "Roll-out" occurs), the Employers may recover their cumulative Recoverable Costs less any indebtedness against that Participant's Plan Contracts. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level. If the Employers' recovery entitlement equals or exceeds the Plan Contract's value, then in lieu of action to recover assets

                                      4-6

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      from an Insurer, the Primary Employer's Designee may cause the Plan to transfer or otherwise relinquish any interests in the Plan Contract, leaving the Participant-owner or Beneficiary-owner as the sole owner of the Plan Contract. Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10). Except to the extent restricted during a Suspension Period, each Employer may at any time--even before any event described in this subsection--assign to any person or entity, including a trust, its right to recover in the future all or part of its cumulative Recoverable Costs less any indebtedness against any Plan Contract. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level. Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                (5) Changing Plan Contract's dividend option. Except during a Suspension Period, the Primary Employer's Designee has the sole right, subject to other Plan Contract provisions, to change a Plan Contract's dividend option. Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                (6)   Changing  Plan  Contract's   Nonforfeiture   or  automatic
                      premium loan provisions. Except during a Suspension Period, the Primary Employer's Designee and the Participant-owner or Beneficiary-owner must act jointly to elect or change any Nonforfeiture and automatic premium loan provisions of a Plan Contract.

                                      4-7

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                (7) Roll-out of Plan Contract. If a Plan Contract is still in effect on the relevant date, then on the later of (i) a Plan Contract's fifteenth anniversary date or any earlier anniversary date (at the Primary Employer's Designee's sole discretion), (ii) the Employee's Retirement (unless upon Retirement, the Participant-owner or Beneficiary-owner elects to continue the divided ownership of the Contract--as allowed in this Plan), or (iii) the Employee's Disability (unless, upon a determination that the Employee has become Disabled, the Participant-owner or Beneficiary-owner elects to continue the divided ownership of the Contract--as allowed in this Plan), and except during a Suspension Period, the Primary Employer may recover the cumulative premiums paid by the Employers on that Participant's Plan Contracts less any indebtedness against the Plan Contract assumed by the Participant-owner or Beneficiary-owner. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level.

                      After the Primary Employer's Designee's recovery according to this Plan, that Plan Contract then belongs to the Participant-owner or Beneficiary-owner, and the Primary Employer's Designee must cause each Employer then to execute an appropriate instrument of release (which may be accomplished by agents or others with powers of attorney) so that all rights in the Plan Contract are released to Participant-owner or Beneficiary-owner. Except during a Suspension Period, the Primary Employer's Designee is charged with determining--according to this Plan--each Employer's

                                      4-8

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      (including all assignees of Employers and of the Primary Employer) interests in each Plan Contract and causing appropriate distributions to each Employer and assignee in satisfaction of each Employer's interest in the Plan Contract in question. Whenever the Primary Employer or the Primary Employer's Designee cannot receive assets or act, as noted in this paragraph, a substitute Fiduciary is empowered to act (see Plan articles 8 and 10).

                      Except to the extent restricted during a Suspension Period, each Employer may at any time--even before any event described in this subsection--assign to any person or entity, including a trust, its right to recover in the future all or a part of its interest less any indebtedness against a Plan Contract.

4.02. Loss of Benefits

          (a)   Failure   to   pay   Mandatory   Contribution.   The   Primary
                Employer's Designee may cause a Plan Contract to be canceled or may cause the Plan Contract to be otherwise removed from the group of Plan assets maintained to provide this Plan's benefits that are or become death benefits--and that Plan Contract's death benefit and divided ownership benefit will be lost as a death benefit or divided ownership benefit of this Plan--if the Participant-owner or Beneficiary-owner fails to satisfy the associated contribution requirements of the Plan subsection entitled "Mandatory Contributions" (see Plan section 3.03(j)). If those contribution requirements are not satisfied, the Primary Employer's Designee, at its discretion but subject to the terms of the Plan Contract, may take any
                or  all  of  the  actions   described  in  this   subsection's
                paragraphs.

                (1)   The Primary  Employer's  Designee may permit or direct the
                      Employers to pay or otherwise satisfy the Participant-owner's or Beneficiary-owner's Mandatory Contribution in any manner permitted by the

                                      4-9

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      Administrator's Rules. The ownership interests in the Plan Contract must be adjusted appropriately to reflect the increased Employer Contribution.

                (2) The Primary Employer's Designee may permit or direct the Employers to cash out the Plan Contract to capture the Employers' ownership interest in any manner permitted by the Administrator's Rules.

                (3) The Primary Employer's Designee may cause the Plan Contract to be continued (i.e., the premium paid) but as funding for Plan benefits that are neither that Participant's death benefit according to this Plan nor that Participant's divided-ownership benefit according to this Plan.

          (b) Failure to pay Basic Contribution. A Plan Contract will be canceled--and its death benefit will be lost--if the Employers fail to satisfy or cause to be satisfied (any payment from a source other than the Employers is deemed to have been caused
                by  the   Employers)   the  Plan  Contract   premium   payment
                contribution requirements of the Plan section entitled "Basic Contribution" (see Plan section 3.05). If a Participant is
                notified  by  the   administrator  of  the  Crestar  Financial
                Corporation  Premium  Assurance  Plan that those  contribution
                requirements   have  not  been   satisfied  for  one  of  that
                Participant's  Plan  Contracts,   the   Participant-owner   or
                Beneficiary-owner of that Plan Contract, subject to the terms of the Plan Contract, may take any or all of the actions described in this subsection's paragraphs.

                (1) The Participant may pay the amount of the Employers' Basic Contribution by causing that Contract's Insurer to draw on the Employers' ownership interest in the Plan Contract or otherwise as permitted by the Administrator's Rules.

                (2) To the extent that the ability to decide will not result in any unexpected constructive receipt or economic

                                      4-10

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      benefit for the Participant-owner or Beneficiary-owner, he may direct that the Plan Contract be terminated in any manner that he determines will preserve for himself the greatest benefit. To the extent that the ability to decide will result in any unexpected constructive receipt or economic benefit for the Participant-owner or Beneficiary-owner, he may not decide, and the Administrator must decide the manner in which to terminate the Plan Contract to preserve the greatest benefit for the Participant-owner or Beneficiary-owner.

          (c) Plan termination or end of participation. If this Plan is terminated as to a Participant or if a Participant ceases to be a Participant as described in the Plan subsection entitled
                "Changing   to   non-Covered   Employee"   (see  Plan  section
                2.02(a)), each Plan Contract on that Participant's life will be canceled or otherwise removed from the group of Plan assets maintained to provide this Plan's benefits that are or
                become   death    benefits--and    its   death    benefit   and
                divided-ownership benefit will be lost--unless the Participant or the Beneficiary-owner of that Plan Contract elects to continue the Contract and accomplishes that according to Plan section 4.01(b)(3) or (4). Such an election must be made within the time limits in the Administrator's Rules. To
                continue    the    Contract,    the    Participant-owner    or
                Beneficiary-owner  must  make the  contribution  described  in
                Plan   section 4.01(b)(3)   within  the  time  limits  in  the
                Administrator's Rules. Upon that contribution, the Primary Employer's Designee must cause each Employer to release its rights in the Plan Contract to the Participant-owner or Beneficiary-owner.

4.03.     Suspension Periods

          This Plan article 4 reserves to the Primary Employer and the Primary Employer's Designee certain discretionary authority and powers; however, all Primary Employer and the Primary Employer's Designee powers are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer

                                      4-11

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                or Primary Employer's Designee in this Plan article 4 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

4.04.     General Allocation Rules and Limitations

          (a) General limits. According to this section, a Participant's Account is not credited with Annual Additions for any Plan Year in excess of the limits in this section. If necessary, the Administrator must make Suspense Account allocations as provided in this section. In addition, all allocations under this Plan are limited under subsection (b).

          (b) Deductibility limitation. Except as to any amount for which the Primary Employer's Designee has stipulated otherwise for a Participant for that Plan Year, and except for nondiscretionary contributions according to subsection (a) of the Plan section entitled "Basic Contribution" (see Plan section 3.05), Annual Additions from Transfer Contributions and Annual Additions attributable to Basic Contributions and Matching Contributions that result in Nonforfeitable Earned Benefits other than the Plan's insured death benefit for any Plan Year must not total more than the amount the Employers are permitted to deduct for that Plan Year under Code sections 419, 404(a)(5), and 162 for this Plan.

          (c) Unallocated assets. With four exceptions, all Employer contributions to this Plan are unallocated and remain in the Employer Contribution Suspense Account until they are allocated according to this Plan, including this Plan article 4 and any Administrator's Rules.

                The exceptions are for:

                (1) any direct payments to Insurers or to Participants or Beneficiaries of Plan Contract premiums or other benefits;

                                      4-12

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                (2) contributions in the form of Employer or Employee premium payments directly to Insurers (to the extent that such payments are not inconsistent with the provisions of this
                      Plan) from Employers or on behalf of a Participant;

                (3)   Transfer Contributions used for Contract premium payments;
                      and

                (4) contributions by or on behalf of Participants, to the extent that the contribution exceeds that Participant's total Mandatory Contribution due before the contribution.

                Unallocated Plan assets or contributions, including amounts in Suspense Accounts, and income on those assets or contributions, are allocated only as described in this Plan article 4 and in any Administrator's Rules. Until allocated to his Account, those assets are not part of a Participant's Account and are not part of his Earned Benefit. These allocation rules do not apply to normal income or expense crediting on previously allocated assets, but these allocation rules do apply to income crediting on assets previously allocated to the Income Suspense Account.

          (d) Non-cash contributions. Allocations of non-cash contributions are made based on the fair-market value of those assets when received by an Insurer, a Trustee, or a co-Trustee or at the most recent Valuation Date, whichever is later.

          (e) Maximum Annual Addition limitations. Except as the Administrator determines is appropriate after a nondiscretionary contribution is made according to subsection
                (a) of the Plan section entitled "Basic Contribution" (see Plan section 3.05), and as otherwise specifically provided in this Plan, or as determined for any Plan Year by the Primary Employer's Designee, Annual Additions to the Nonforfeitable portion of a Participant's Account do not exceed the amount to be paid to that Participant under this

                                      4-13

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Plan during that Plan Year. Annual Additions to a Participant's Account also may be limited by the Primary Employer's Designee or by the Administrator according to limitations announced on behalf of the Primary Employer by the Primary Employer's Designee or by the Administrator in Administrator's Rules.

          (f) Special Annual Addition allowances and limitations. By announcement confirmed in writing to the Administrator, to an Insurer, or to a Trustee or co-Trustee, the Primary Employer's Designee may allow Annual Additions to a Participant's Account in excess of or may set an Annual Addition limitation that is less than the amounts allowed in subsection (e) of this section. The Annual Addition limitations  under  subsection  (e) of  this  section  and the
                Annual Addition allowances under this subsection may distinguish between any Participant and another Participant on any legal basis.

          (g) Limitation related to excise taxes. Except during a Suspension Period or unless otherwise directed by the Primary Employer's Designee with knowledge of the excise tax potential, effective until contrary announcement by the Primary Employer's Designee, no Annual Addition is permitted to the extent that it provokes an excise tax on an Employer.

           (h) The Excess-addition Suspense Account. Except as provided in this Plan for Excess Annual Additions attributable to Voluntary Contributions or Mandatory Contributions, a Participant's Excess Annual Additions must be immediately placed in a Suspense Account and must immediately result in an increase in the appropriate portions of that Participant's Plan Liability Account. Except as provided in this Plan for Excess Annual Additions attributable to Voluntary Contributions or Mandatory Contributions, until contrary announcement by the Primary Employer's Designee, the Excess Annual Additions may not be distributed to Participants or former Participants but must be allocated at the Primary Employer's Designee's direction to the Employer

                                      4-14

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Contribution Suspense Account or to an Employer-designated Suspense Account or, at the Administrator's direction or at the direction of the Primary Employer's Designee, the assets may be allocated to Participants' individual Accounts from the Excess-addition Suspense Account and in reduction of the affected Participants' Plan Liability Accounts, but only to the extent that the allocation does not result in Excess Annual Additions. For any Plan Year in which an Excess-addition Suspense Account exists according to this section, the Excess-addition Suspense Account is credited with investment gains and losses as if it were a Participant's Account. For purposes of an Excess-addition Suspense Account, the Primary Employer's Designee, an Employer, or any other contributor may designate at the time of contribution or otherwise as allowed by any Administrator's Rules that a contribution (including or excluding earnings or proceeds) may not be returned to its contributor or that there are limitations on the return or transfer of a contribution (including or excluding earnings or proceeds). For example, it is possible that some or all of the recoverable premiums paid as contributions by an Employer would have been assigned to another part of the trust holding any Trust Fund, to be applied to pay benefits under another plan--such as the Crestar Financial Corporation Premium Assurance Plan.

                Except as to contributions designated according to the preceding sentence, if this Plan terminates while an Excess-addition Suspense Account exists within a Trust Fund or at a similar, separate fund governed by a Plan Contract, the Administrator must cause all allocations necessary to eliminate Plan Liability Accounts, and then the remaining portion of the Excess-addition Suspense Account must be treated as not part of the Plan assets and must be returned to the General Fund within the Welfare Trust Fund within the Crestar Financial Corporation OMNI Trust.

4.05. Accounts


                                      4-15

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

            (a) Suspense  Accounts.  Whenever it is necessary to avoid exceeding the Plan's Annual Addition allocation limits, the Administrator must cause an Excess-addition Suspense Account and corresponding Plan Liability Accounts to be established for contributions which, if allocated as Annual Additions, would exceed this Plan's Annual Addition allocation limits. When the Primary Employer's Designee designates that assets contributed to the Plan or held by the Plan must be held in a Suspense Account, the Administrator must cause an Employer-designated Suspense Account to be established and cause all assets so designated to be allocated to that Suspense Account. If there is a transfer of assets to this Plan and that transfer involves assets that exceed liabilities transferred at the same time, the Primary Employer's Designee must cause the creation of an Employer-designated Suspense Account, and then the Administrator must cause those excess transferred assets to be allocated to that Suspense Account. For any portion of any contribution other than a contribution that soon results in a transfer of assets with the same (or greater) value out of the Plan's assets (a distribution of benefits, for example), the Primary Employer's Designee must cause the separate allocation (within this Plan) of the income portion of assets contributed. When the Primary Employer's Designee causes the separate allocation of an income portion of an asset, the Administrator must cause an Income Suspense Account to be established and must cause all Primary Employer's Designee-designated income portions of assets to be allocated to that Suspense Account. For any Participant Contribution, and for the Participant Contribution component of any Transfer Contribution, except to the extent that the Primary Employer's Designee has directed that the income portion of the contribution be transferred elsewhere (including transfers within the Crestar Financial Corporation OMNI Trust Fund) before the asset in question is transferred to this Plan, the
                Administrator must cause the separate allocation of the principal and income portions of assets contributed or transferred by causing the principal to be allocated to Participant Accounts or to an Employer-designated Suspense

                                      4-16

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Account (creating corresponding Plan Liability Accounts if that is not inappropriate according to this Plan) and by causing the income portions of such assets to be allocated to the Income Suspense Account. A Suspense Account is not a Participant's Account, but it is credited with Trust Fund earnings as if it were a Participant's Account.

            (b) Named   Accounts   generally.   As  required   for   appropriate
                record-keeping, the Administrator must establish and name additional Accounts or subaccounts reflecting the Plan's benefits for each Participant according to this Plan's lettered exhibits describing separate benefit structures and reflecting interests in Plan assets (i.e., Earned Benefits) for each Participant. Distributions made to a Participant must be charged against the Participant's Account or subaccount from which they are drawn. According to allocations made, Forfeitures announced, and distributions paid, the Administrator must cause each Participant's Accounts and sub-accounts to be credited and debited with all appropriate amounts, including contributions, investment gains and losses, and distributions.

            (c) Plan Liability Accounts.  As an analogue for each portion of his
                Employer Contribution Account and his After-tax Savings Account, each Participant has a bookkeeping record that is a Plan Liability Account. A Plan Liability Account holds no assets and is not part of a Participant's Earned Benefit, but it does represent an entitlement to an Earned Benefit--although the entitlement may be contingent upon a Mandatory Contribution. Except for allocations that this Plan's terms require as reductions of Plan Liability Accounts, a Plan Liability Account does not represent any unconditional right or claim to Plan assets. Even in those events of required allocations, a Plan Liability Account does not represent a claim that cannot be reduced or eliminated by the Primary Employer's Designee's announcement, unless the Primary Employer's Designee has announced (in the form of a lettered Plan exhibit) that a specified portion of an identified Plan Liability Account cannot be reduced without the Participant's

                                      4-17

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                consent or unless that portion of the Plan Liability Account would result in an allocation that is Nonforfeitable or would be Nonforfeitable upon the completion of related Mandatory Contributions. Even as to such Plan Liability Accounts that cannot be reduced, there is no right or claim to Plan assets until the allocation required by this Plan occurs, and if there are insufficient Plan assets to satisfy a required allocation when it is required, the Plan Liability Account is not a right or claim to other assets. All Plan Liability Accounts are extinguished after any asset allocations required by this Plan's termination. By announcement (whether or not the announcement indicates some amount that cannot be reduced without the Participant's consent), the Primary Employer's Designee may increase any portion of any Participant's Plan Liability Account at any time.

            (d) Employer Contribution Accounts. The Administrator must establish and maintain an Employer Contribution Account for each Participant. Each Participant's allocations attributable to Employer contributions and other appropriate adjustments must be credited and debited to his Employer Contribution Account or to the appropriate portion of his Employer Contribution Account. Employer contributions in the form of premiums paid for the Contracts and Plan Contracts providing this Plan's death benefits or Employer contributions immediately applied to pay such premiums are not Plan assets and are not part of any Employer Contribution Account.

            (e) Accounts  that make up  Employer  Contribution  Account.  As the related allocations are made under the Plan, the Administrator must establish and maintain for each Participant, as appropriate, identified Accounts that make up the Employer Contribution Account. Those Accounts might include a Supplemental Account, a Transfer Account, a Pre-tax Savings Account, or any Named Account identified in any Administrator's Rules. Each Participant's allocations attributable to Employer contributions and other appropriate adjustments must be credited to the appropriate named

                                      4-18

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Account that is part of his Employer Contribution Account, in the manner described in the following numbered paragraphs.

                (1) After applying all amounts necessary from Basic Contributions to satisfy unpaid-but-due premium requirements for the Contracts and Plan Contracts providing this Plan's death benefits, and to the extent that the Primary Employer's Designee does not direct remaining amounts to be allocated to a Suspense Account, any Participant's allocations--if there are any--attributable to Basic Contributions and other appropriate adjustments are determined by the Primary Employer's Designee and must be credited as directed by the Primary Employer's Designee or as directed by the Administrator according to Administrator's Rules and with the consent of the Primary Employer's Designee to that Participant's Supplemental Account or to any Named Account.

                (2) After applying all amounts necessary from Basic Contributions to satisfy unpaid-but-due premium requirements for the Contracts and Plan Contracts providing this Plan's death benefits, and to the extent that the Primary Employer's Designee does not direct remaining amounts to be allocated to a Suspense Account, any Participant's allocations attributable to Matching Contributions and other appropriate adjustments are determined by the Primary Employer's Designee and must be credited as directed by the Primary Employer's Designee or as directed by the Administrator according to Administrator's Rules and with the consent of the Primary Employer's Designee to that Participant's Supplemental Account or to any Named Account, as determined by the provisions of this Plan article.

4.06. Formula  Allocations

                                      4-19

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

            (a) General  For each Plan Year or for any pay  period,  the Primary
                Employer's Designee may announce a formula (which may be an aggregation of formulas, each related to one Participant's benefit or portion of a benefit) for allocations under this Plan for any section in this Plan article 4. The Primary Employer's Designee must communicate each announcement to the Administrator. The Primary Employer's Designee may provide a predetermined formula (which may be an aggregation of formulas, each related to one Participant's benefit or portion of a benefit) for allocations for any Plan section by submitting a Program of Allocations to the Administrator. To the extent that the Primary Employer's Designee submits a formula for any Plan section that would cause an allocation that could not be made according to that Plan section if no formula had been submitted, the formula must not be honored.

            (b) Program  of   Allocations.   To  implement  the   provisions  of
                subsection (a) of this section, the Primary Employer's Designee submits to the Administrator a Program of Allocations following a form like the exhibit attached to this Plan article 4. A Program of Allocations is an exhibit that is part of this Plan, determining potential benefits by identifying each Participant and each section of this Plan article 4 to which it applies and may further identify the form of the specified allocation (whether in cash or in kind) or any particular Plan asset that is to be allocated. As to allocations that have not yet occurred, the Primary Employer's Designee may amend any Program of Allocations previously submitted by submitting a revised Program of Allocations to the Administrator.

            (c) Notices required.  If the Primary Employer's  Designee submits a revised Program of Allocations according to subsection (b) of this section, the Administrator must notify each Participant--except for Participants whose programmed allocation is unchanged. The notice may be at the Administrator's convenience, but it must be in writing and delivered before any further allocations are made to any Participant's Account.

                                      4-20

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                Each Participant's written notice must state the amount of that Participant's programmed allocation according to the Program of Allocations previously submitted and according to the revised Program of Allocations.

4.07. Basic   Contribution   Allocations

            (a) Formula  allocations.  This  Plan  section  applies  only to the portion of any Basic Contribution subject to the allocation directions of the Primary Employer's Designee according to Plan section 4.05(e)(1). For each Plan Year or for any pay period, the Primary Employer's Designee may announce a formula (which may be an aggregation of formulas, each related to one Participant's benefit or portion of a benefit) for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to Plan section 4.06 applies to this section, the Administrator must cause allocations accordingly. Absent a predetermined formula allocation for this section in a Program of Allocations according to the Plan section entitled "Formula Allocations" (see Plan section 4.06), the Administrator must cause the allocations ordered by the Primary Employer's Designee and otherwise as described in this section.

            (b) Primary Employer's Designee  designation.  If an Employer causes or allows a Basic Contribution, the Primary Employer's Designee may designate that all or any part of any Basic Contribution be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                (1) The Primary Employer's Designee may designate that the Basic Contribution be allocated to any of a Participant's Named Accounts.

                (2) The Primary Employer's Designee may designate that the Basic Contribution be allocated to any Participant's Supplemental Account.

                                      4-21

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

            (c) Failure to  designate.  If an Employer  causes or allows a Basic
                Contribution and the Primary Employer's Designee fails to designate how that contribution is to be allocated according to one or more of the paragraphs in subsection (b), the Basic Contribution must be allocated to an Employer-designated Suspense Account selected by the Primary Employer's Designee.

4.08. Matching  Contribution  Allocations

            (a) Formula  allocations.  This  Plan  section  applies  only to the portion of any Matching Contribution subject to the allocation directions of the Primary Employer's Designee according to Plan section 4.05(e)(2). For each Plan Year or for any pay period, the Primary Employer's Designee may announce a formula (which may be an aggregation of formulas, each related to one Participant's benefit or portion of a benefit) for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to the Plan section entitled "Formula Allocations" (see Plan section 4.06) applies to this section, the Administrator must cause allocations accordingly. Absent a predetermined formula allocation for this section in a Program of Allocations according to the Plan section entitled "Formula Allocations" (see Plan section 4.06), the Administrator must cause the allocations ordered by the Primary Employer's Designee and otherwise as described in this section.

            (b) Primary Employer's Designee's designation. If an Employer causes or allows a Matching Contribution, the Primary Employer's Designee may designate that all or any part of any Matching Contribution be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                (1)   The Primary  Employer's  Designee may  designate  that the
                      Matching   Contribution   be   allocated   to   any  of  a
                      Participant's Named Accounts.

                                      4-22

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                (2) The Primary Employer's Designee may designate that the Matching Contribution be allocated to any Participant's Supplemental Account.

            (c) Failure to designate. If an Employer causes or allows a Matching
                Contribution but fails to designate how that contribution is to be allocated according to one or more of the paragraphs in subsection (b), the Matching Contribution must be allocated as a Basic Contribution according to the Plan section entitled "Basic Contribution Allocations" (see Plan section 4.07) for the Plan Year or other pay period for which the Matching Contribution is made.

4.09. Employee After-tax Contribution Allocations

          This Plan section becomes effective as to Voluntary Contributions after the Administrator, at the direction of the Primary Employer's Designee, announces that the Participants may make Voluntary Contributions for a Plan Year; this Plan section is always effective as to Mandatory Contributions. Nothing in this section, however, results in an Earned Benefit for a Participant in an amount less than that required by ERISA section 204(c)(2)(A). If a Participant makes Mandatory Contributions or elects during the Plan Year to make Voluntary Contributions according to this Plan, the Administrator must direct that any such amounts be allocated and applied to Contracts and Plan Contracts to the extent necessary to satisfy unpaid-but-due premium requirements for the Contracts and Plan Contracts providing this Plan's death benefits. To the extent that a Participant's Contributions are allocated and applied as provided in the preceding sentence, that Participant's interest in the Contracts or Plan Contracts increases. Any remaining amount must be allocated to the Participants' After-tax Savings Accounts. The income interest from each Voluntary Contribution or Mandatory Contribution must be allocated to the Income Suspense Account, as indicated in the Plan subsection entitled "Suspense Accounts" (see Plan section 4.05(a)), except as provided in that subsection. The assigned income interest must be tracked, however, so that the value of the interest is reflected in that Participant's Plan Liability Account and is adjusted annually to reflect gains, losses, and distributions. By

                                      4-23

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                announcement at any time, the Administrator may cause limits (including a limit of zero) on Voluntary Contributions allowable for any group of Participants or for any individual Participant.

4.10. Allocations from Employer-designated Suspense Account


            (a) Formula  allocations.  For each Plan Year or for any pay period, the Primary Employer's Designee may announce a formula (which may be an aggregation of formulas, each related to one Participant's benefit or portion of a benefit) for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to the Plan subsection entitled "Formula Allocations" (see Plan section 4.06) applies to this section, the Administrator must cause allocations accordingly. Absent a predetermined formula allocation for this section in a Program of Allocations according to the Plan subsection entitled "Formula Allocations" (see Plan section 4.06), the Administrator must cause the allocations ordered by the Primary Employer's Designee and otherwise as described in this section.

            (b) Primary  Employer's  Designee's  designation.  If  there  is  an
                Employer-designated Suspense Account, the Primary Employer's Designee may designate that all or any part of the
                Employer-designated Suspense Account be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                (1) The Primary Employer's Designee may designate that any amount or any asset be allocated from an Employer-designated Suspense Account to any of a Participant's Accounts to the extent that there is a concurrent reduction in that Participant's Plan Liability Account.

                (2) The Primary Employer's Designee may designate that any amount or any asset be allocated from an

                                      4-24

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                      Employer-designated Suspense Account to any Participant's Supplemental Account.

                (3) The Primary Employer's Designee may designate that any amount or any asset be allocated from an Employer-designated Suspense Account to any of a Participant's Named Accounts.

            (c) Failure  to  designate.   If  there  is  an  Employer-designated
                Suspense Account but the Primary Employer's Designee fails to designate how any amount or any asset is to be allocated from that Suspense Account according to one or more of the paragraphs in subsection (b), that amount or asset remains in the Employer-designated Suspense Account.

4.11. Allocations from Income Suspense Account

            (a) Formula  allocations.  For each Plan Year or for any pay period, the Primary Employer's Designee may announce a formula (which may be an aggregation of formulas, each related to one Participant's benefit or portion of a benefit) for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to the Plan subsection entitled "Formula Allocations" (see Plan section 4.06) applies to this section, the Administrator must cause allocations accordingly. Absent a predetermined formula allocation for this section in a Program of Allocations according to the Plan subsection entitled "Formula Allocations" (see Plan section 4.06), the Administrator must cause the allocations ordered by the Primary Employer's Designee and otherwise as described in this section.

            (b) Primary  Employer's  Designee's  designation.  If  there  is  an allocation to the Income Suspense Account, the Administrator must create one or more subaccounts within the Income Suspense Account so that the source and year of each allocation to the Income Suspense Account may be identified.

                                      4-25

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                The Primary Employer's Designee may designate that all or any part of any sub-account within the Income Suspense Account be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                (1) The Primary Employer's Designee may designate that any amount be allocated from any sub-account within the Income Suspense Account to any other Account without reducing any Participant's Plan Liability Account.

                (2) The Primary Employer's Designee may designate that any amount be allocated from any sub-account within the Income Suspense Account to any Participant's
                      Supplemental Account.

                (3) The Primary Employer's Designee may designate that any amount be allocated from any sub-account within the Income Suspense Account to any Participant's After-tax Savings Account with or without reducing that Participant's Plan Liability Account.

                (4) The Primary Employer's Designee may designate that any amount be allocated from any sub-account within the Income Suspense Account to any of a Participant's Named Accounts.

            (c) Failure to designate. If there is an Income Suspense Account but the Primary Employer's Designee fails to designate how any amount is to be allocated from any sub-account within the Income Suspense Account according to one or more of the paragraphs in subsection (b), that amount remains in the Income Suspense Account.


                                      4-26

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                              EXHIBIT FOR ARTICLE 4

                             Program of Allocations

======================================================================
       ACCORDING TO PLAN SECTION 4.06, THE SPONSOR'S DESIGNEE
         MAY CHANGE THIS PROGRAM OF ALLOCATIONS AT ANY TIME
======================================================================


I.        As to Plan section 4.07:

          A.    The first $____________ of allocations is:

                Participant       Amount
                xxxxxxxxxxx       xxxxxx
                xxxxxxxxxxx       xxxxxx

          B. The next $_____________ of allocations is:

                Participant       Amount
                xxxxxxxxxxx       xxxxxx
                xxxxxxxxxxx       xxxxxx

          C. All other allocations up to $___________ are pro-rata per balance created in the preceding allocations.

          D. All other allocations are determined according to the terms of Plan section 4.07.

II. As to Plan section 4.08:

          A.
          B.
          C.
          D.
======================================================================
       ACCORDING TO PLAN SECTION 4.06, THE SPONSOR'S DESIGNEE
         MAY CHANGE THIS PROGRAM OF ALLOCATIONS AT ANY TIME
======================================================================

                                      4-27

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                              EXHIBIT FOR ARTICLE 4

                             Program of Allocations

======================================================================
       ACCORDING TO PLAN SECTION 4.06, THE SPONSOR'S DESIGNEE
         MAY CHANGE THIS PROGRAM OF ALLOCATIONS AT ANY TIME
======================================================================

III. As to Plan section 4.10:

          A.    The first $____________ of allocations is:

                Participant       Amount
                xxxxxxxxxxx       xxxxxx
                xxxxxxxxxxx       xxxxxx

          B. The next $_____________ of allocations is:

                Participant       Amount
                xxxxxxxxxxx       xxxxxx
                xxxxxxxxxxx       xxxxxx

          C. All other allocations up to $___________ are pro-rata per balance created in the preceding allocations.

          D. All other allocations are determined according to the terms of Plan section 4.10.

IV. As to Plan section 4.11:

          A.    The first $____________ of allocations is:

                Participant       Amount
                xxxxxxxxxxx       xxxxxx
                xxxxxxxxxxx       xxxxxx

======================================================================
       ACCORDING TO PLAN SECTION 4.06, THE SPONSOR'S DESIGNEE
         MAY CHANGE THIS PROGRAM OF ALLOCATIONS AT ANY TIME
======================================================================

                                      4-28

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                              EXHIBIT FOR ARTICLE 4

                             Program of Allocations

======================================================================
       ACCORDING TO PLAN SECTION 4.06, THE SPONSOR'S DESIGNEE
         MAY CHANGE THIS PROGRAM OF ALLOCATIONS AT ANY TIME
======================================================================

          B. The next $_____________ of allocations is:

                Participant       Amount
                xxxxxxxxxxx       xxxxxx
                xxxxxxxxxxx       xxxxxx

          C. All other allocations up to $___________ are pro-rata per balance created in the preceding allocations.

          D. All other allocations are determined according to the terms of Plan section 4.11.



======================================================================
       ACCORDING TO PLAN SECTION 4.06, THE SPONSOR'S DESIGNEE
         MAY CHANGE THIS PROGRAM OF ALLOCATIONS AT ANY TIME
======================================================================

                                      4-29

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                    ARTICLE 5

                                     VESTING


5.01. Suspension Periods

          This Plan article 5 reserves to the Primary Employer and Primary Employer's Designee certain discretionary authority and powers; all Primary Employer and Primary Employer's Designee powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer or to the Primary Employer's Designee in this Plan article 5 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

5.02. Nonforfeitable Earned Benefits

            (a) Nonforfeitable.  This Plan  provides  the  benefits of a Welfare
                Benefit  Plan,  and the  definition of  nonforfeitable  in ERISA section 3(19) does not apply to a Welfare Benefit Plan. For purposes of this Plan, however, Nonforfeitable has a definition similar to the definition in ERISA section 3(19), to be applied to this Plan's benefits according to the terms of this Plan. As to any Earned Benefit that is not a Welfare Benefit Plan benefit, the statutory definition of nonforfeitable in ERISA section 3(19) applies--to the extent that the law requires that definition to apply. The term vested is used interchangeably with nonforfeitable; they mean the same thing.

            (b) Full and partial.  Nonforfeitable  or vested may apply to all of an Earned Benefit or to part of an Earned Benefit (for example, if half of a current Earned Benefit of yearly renewable term insurance were Nonforfeitable, half of the face amount of protection could be cancelled at any time, but the other half would continue until the expiration of the term--usually at the end of the year), as determined according to each relevant Plan Contract, any relevant Trust Agreement, and the Plan.

                                      5-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

            (c) No reduction or expiration acceleration. If an Earned Benefit is
                Nonforfeitable or vested, the benefit's expiration cannot be accelerated, and its quantum cannot be reduced; a Nonforfeitable term death benefit promise of $100,000 cannot be reduced to less than $100,000, and it cannot be cancelled before the expiration of the term of the promise (if the promise has no term or an indefinite term, for example, a Nonforfeitable death benefit promise cannot expire and the amount promised cannot be reduced--except in the case of a benefit that is an Account balance, in which case, the value of the benefit will go up and down according to the investment results for the Account).

            (d) Not   unconditional.   The  fact  that  an  Earned   Benefit  is
                Nonforfeitable or vested does not make its payment unconditional (a benefit promise for retirement years will never be paid if the Participant dies before he retires), and the fact that all benefit-enjoyment conditions have been satisfied does not make an Earned Benefit Nonforfeitable (an Earned Benefit may be cancelled if it is not Nonforfeitable--if it is not vested).

            (e) Nonforfeitable   Accounts.   Except  to  the  extent   otherwise
                announced or designated by the Primary Employer's Designee (which may include announcements naming individuals or describing classes of Participants or portions of Accounts--such as Accounts representing benefits that may be reduced (offset) by payments from a source other than this Plan's assets--but may not result in a lower Nonforfeitable Account balance than required according to ERISA section 203(a)), After-tax Savings Accounts are fully vested (Nonforfeitable). Transfer Accounts, Supplemental Accounts, and Named Accounts that are designated by the Primary Employer's Designee as Nonforfeitable are vested (Nonforfeitable) after that designation to the extent specified in that designation. Any designations by the Primary Employer's Designee according to the preceding sentences may grant full vesting or conditional vesting (including vesting conditioned on Mandatory Contributions) to any Account of

                                      5-2

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                any Participant or may be accomplished through designations by Account or Participant classes but may not result in a lower Nonforfeitable Account balance than required according to ERISA section 203(a).

            (f) Full   vesting.   As  required  by  ERISA  section   203(a),   a
                Participant's Accounts not listed in the preceding subsection (including any of his Accounts, to the extent that they are not designated as Nonforfeitable when they are created or later) are fully vested (Nonforfeitable) not later than the date that he attains Normal Retirement Age or, if earlier, not later than the end of the Plan Year in which the Participant accumulates five Vesting Credits. Except to the extent previously announced or otherwise designated by the Primary Employer's Designee, all of an Active Participant's Accounts are fully vested on the earlier of the dates described in this subsection's paragraphs.

                (1) The Participant's date of death as an Active Participant.

                (2) The date on which the Participant becomes Disabled as an Active Participant.

            (g) Nullifying Plan  provisions.  For any Participant or any portion of any Participant's Account that is not vested (Nonforfeitable), the Primary Employer's Designee may determine that any provision of this Plan dealing with vesting or Forfeitures does not apply or applies only with special limitations,  but  only if the  result  does not  violate  ERISA section 203(a). That decision does not require any Participant's consent and is effected by a written communication delivered to the Participant and the Administrator.

5.03. Vesting Credits

            (a) One Vesting Credit. For purposes of the next sentence, all of a Participant's Service is counted except for Service that may be disregarded according to Treasury Regulation

                                      5-3

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                section 1.410(a)-7(d)(2)(ii), as modified for the current period, and is excepted according to subsection (b). Except as provided in this Plan section and in this Plan's exhibits, which provisions are never inconsistent with ERISA section 203(b), for each twelve months of Service, an individual earns one Vesting Credit. Service is credited and accumulated on the basis of months, whether or not consecutive (thirty days are deemed to be a month in the case of the aggregation of fractional months), until twelve months become a Vesting Credit that is equivalent to a Year of Service to determine Nonforfeitability. As provided in Labor Regulation section 2530.200a-2 and Treasury Regulation section 1.410(a)-7(d)(1)(iv), an individual's Nonforfeitability is determined by whole Vesting Credits, and the remaining credited months of Service are not counted until they total twelve and are a Vesting Credit. In addition to Vesting Credits earned according to the preceding two sentences, the Primary Employer's Designee may grant one or more Vesting Credits to any Participant and to any Account of that Participant at any time and for any reason. Nonforfeitable percentages for specific Participants' Accounts are listed in exhibits to this Plan.

            (b) Exceptions.  Vesting Credits are not given  automatically  under this Plan section for any Service before this Plan's Effective Date, for Service in a Plan Year before the individual in question is Age eighteen, or for any Service described in this subsection's paragraphs.

                (1) An individual's Service with an Affiliate before it is an Affiliate is disregarded unless that Service occurs while that entity that becomes an Affiliate is an Employer.

                (2) An individual's Service with an Employer before it is an Employer is disregarded unless that Service is credited while that entity that becomes an Employer is an Affiliate.

                                      5-4

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                (3) An individual's Service is disregarded after a Vesting Period of Severance that is a sixty-consecutive-month period, but only for purposes of determining his Nonforfeitable interest in the portion of his Employer Contribution Account that is not described in the Plan subsection entitled "Nonforfeitable Accounts" (see Plan section 5.02(e)) and is attributable to the period before his Vesting Period of Severance.

                (4) An individual's Vesting Periods of Service excluded under the Vesting Rule of Parity are disregarded.

                (5) An individual's Vesting Periods of Severance do not create Service for Vesting Credits, except as provided in the Vesting Service Spanning Rule (a Vesting Break does not add toward a Vesting Credit).

                (6) An individual's Vesting Periods of Service before his Vesting Break are not considered until after his Vesting Hold-Out Year.

                (7) An individual is not given credit for Service during a period for which he declined to contribute any amount required under the Plan as a condition of participation or as a condition of receiving Employer-paid benefits (Mandatory Contributions), except as to any portion of a Participant's Accrued Benefit identified by the Primary Employer's Designee as not conditioned upon Mandatory Contributions. The Primary Employer's Designee may announce and publish Administrator's Rules applying this paragraph to allow, forbid, or otherwise govern retroactive Mandatory Contributions for the purpose of "buying" Vesting Credits for any or all Accrued Benefits (or amounts that would be Accrued Benefits if those Mandatory Contributions had been made). This paragraph may be applied selectively by the Primary Employer's Designee to any Participant, to any type or portion of an Account, or to both.

                                      5-5

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (c) Non-covered work credited.  Service in different divisions of an
                Employer or with an Affiliate is credited for purposes of this section, except as provided in subsection (f). Except as may be provided according to an exhibit mentioned in subsection (a), unless the Primary Employer's Designee directs otherwise, allocations to Accounts are not made for any Participant for Plan Years during which that individual works for an Affiliate or a division that has not adopted this Plan.

5.04. Forfeitable Earned Benefits

          An Earned Benefit that is not Nonforfeitable is Forfeitable. The portion of a Participant's Earned Benefit attributable to Participant contributions is Nonforfeitable. The portion of a Participant's Earned Benefit attributable to Employer contributions is Forfeitable. A Forfeitable Earned Benefit may be cancelled in whole or in part by the Primary Employer's Designee at any time. The expiration of a
          Forfeitable Earned Benefit may be accelerated by the Primary Employer's Designee at any time. The amount of any benefit payment for a Forfeitable Earned Benefit may be reduced by the Primary Employer's Designee at any time.

5.05. Forfeitures

            (a) Basic  rules  governing  time of  Forfeiture.  Any  portion of a
                Participant's Account that is vested (Nonforfeitable) cannot be Forfeited without that Participant's consent (and then only if the consent is allowed according to ERISA). Except for Forfeitures with the Participant's consent, this subsection governs the time of this Plan's Forfeitures. To the extent permissible according to ERISA section 203, the Primary Employer's Designee may cause any amount except Nonforfeitable amounts from a Participant's Accrued Benefit (Account balance, Earned Benefit, or both) to be Forfeited at any time without any Participant's consent. To the extent permissible according to ERISA section 203, the Primary Employer's Designee may cause any Nonforfeitable amount from a Participant's Accrued Benefit (Account balance, Earned Benefit, or both) to be Forfeited at any time with the

                                      5-6

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                consent of the Participant whose Earned Benefit or Account is being Forfeited. After a Participant Separates from Service, each part of his Employer Contribution Account that is subject to Forfeiture (taking into consideration the exhibits mentioned in Plan section 5.03(a)) is Forfeited as of the earlier of the dates listed in this subsection's paragraphs.

                (1)   The date of the Participant's death.

                (2) The last day of the year within any of the Participant's later Vesting Periods of Severance.

                If the Plan terminates pursuant to Plan article 8 at any time except during a Suspension Period, the Forfeitable part (taking into consideration the exhibits mentioned in Plan section 5.03(a)) of all Accounts is Forfeited as of the date of the Plan's termination.

            (b) Time of distributions in relationship to time of Forfeiture. The
                Administrator's directions to distribute a Participant's Nonforfeitable interest in his Account according to Plan article 6 operate independently from this Plan section's operative rule about the time of Forfeitures after a Participant Separates from Service. Thus, distributions can be ordered before, after, or at the same time as a Forfeiture occurs according to this Plan section.

            (c) Allocation of Forfeitures.  All Forfeitures must be allocated as
                Matching Contributions according to Plan article 4.


                                      5-7

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                   ARTICLE 6

                                  DISTRIBUTIONS


6.01. General Provisions on Benefits, Distributions, Transfers

            (a) Suspension Periods.  This Plan article 6 reserves to the Primary
                Employer and Primary Employer's Designee certain discretionary authority and powers; all Primary Employer and Primary Employer's Designee powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer or to the Primary Employer's Designee in this Plan article 6 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

            (b) Article controls.  A distribution occurs when a Plan Contract is transferred wholly to a Participant-owner, Beneficiary-owner, Employer, or Employer's assignee; or when a Plan Contract is canceled or surrendered and its proceeds are transferred to or among a Participant, Beneficiary, Employer, or Employer's assignee. All distributions according to this Plan are subject to the provisions of this article.

            (c) Administrator  authority and discretion.  The Primary Employer's
                Designee may direct the Administrator's actions (in which event, the Administrator must follow those directions), but a distribution under this Plan may occur only upon the Administrator's direction as to the amount and form of disposition of Plan Contracts or other Plan assets in satisfaction of benefits. As to a Plan Contract, the Insurer may be directed as to such distributions, payments, or dispositions only by the Administrator according to the terms of that Plan Contract. As to any Trust Fund, any Trustee or co-Trustee may be directed as to such distributions, payments, or dispositions only by the Administrator according to the terms of the Trust Agreement governing the Plan assets held by that Trustee or co-Trustee. The Administrator may

                                      6-1

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                exercise its discretion in implementing any provision in this Plan article or in implementing any Administrator's Rules about benefits, distributions, transfers of Trust Fund assets and liabilities, or transfers of Plan Contracts and liabilities if that exercise of discretion does not violate any of the other provisions in this Plan article or in any Administrator's Rules and does not result in the Plan's failure to satisfy the provisions of Plan section 3.02(b). With the Primary Employer's Designee's consent, the Administrator may create and publish original, additional, or revised Administrator's Rules for this Plan article if that action is consistent with the provisions of this Plan article. Specifically, to the extent that the Primary Employer's Designee does not object, the Administrator may create or amend any Administrator's Rules to implement or change the Plan's operative rules on distributions in satisfaction of Participants' Earned Benefits.

            (d) Discharge of liability.  Any  distribution  to or on behalf of a person (or his representative) entitled to payment under the Plan, to the extent of the payment, is in full satisfaction of all claims under the Plan against all Insurers, all Trustees and co-Trustees, the Administrator, each member of any Plan Committee, the Primary Employer, the Primary Employer's Designee, any Sponsors, and the Employers. Any person or entity, as a condition to payment from it or directed by it, may require the payee-Participant, -Beneficiary, or -legal representative to execute a receipt and release of the claim in any form determined by the person requesting the receipt and release.

            (e) Plan termination  distributions.  When the Plan terminates,  any allocation  required by ERISA must be made.  As provided in Plan section 1.05, Plan Contracts and any Trust Fund are the only sources from which a claimant may satisfy a claim based on Earned Benefits. After implementing the provisions of this subsection, providing for payment of any expenses properly chargeable against any Plan Contract, and confirming compliance with all other precedent requirements of law, the

                                      6-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                Administrator may direct any Insurer and any Trustee or co-Trustee to distribute any Plan assets remaining, including any reserve or account. A distribution may be in cash or in kind, despite any other terms of the Plan, and in the manner the Administrator determines, so long as the distribution is consistent with statutory requirements.

            (f) Special  distributions  allowed.  This subsection applies if the
                Plan is continued according to this Plan's other terms by a corporation or any other legal entity merged or consolidated with an Employer or otherwise succeeding an Employer as a result of any change in ownership of that Employer or the Employer's assets. If a Participant continues work with the surviving or purchasing legal entity but does not qualify to continue as a Participant, the Administrator must determine the options available--including the possibility of distributing assets or transferring assets--that would not render this Plan at any time revocable, invalid, or inconsistent with the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

            (g) Unclaimed  benefits.  If the  inability  to  determine a payee's identity or whereabouts prevents any holder of Plan Contracts or other Plan assets from paying any amount to a Participant or Beneficiary within seven years after the amount becomes payable, all amounts that would have been payable to that Participant or Beneficiary must be segregated by that holder and then dealt with by that holder according to the laws of the state by which this Plan is governed that pertain to abandoned intangible personal property held in a fiduciary capacity.

            (h) Recapture of payments. By error, it is possible that payments to or on behalf of a Participant or Beneficiary may exceed the amounts to which the recipient is entitled. When notified of the error, the recipient must return the excess as directed by the Administrator. This requirement is limited where explicit statutory provisions require limitation. To prevent hardship,

                                      6-3

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                repayment under this subsection may be made in installments, determined in the sole discretion of the Administrator. A repayment arrangement, however, may not be contrary to law, and it may not be used as a disguised loan. If any person is authorized by statute to recover some payments on behalf of the Plan, no Plan provision may be construed to contravene the statute.

            (i) Garnishments.  If an individual's entitlement to Earned Benefits is garnished or attached by order of any court, then the Administrator or any holder of Plan Contracts or other Plan assets involved may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of those benefits. Any benefits that become payable while that action is pending must not be paid or, at the Administrator's direction, must be paid into the court as they become payable, to be distributed later by the appropriate holder of Plan assets or by the court to the recipient determined by the court.

            (j) Distributions to minors and  incompetents.  If the proceeds from any Plan Contract or any part of any Trust Fund are payable to a Participant or Beneficiary who is a minor or who, in the Administrator's opinion, is not capable of making proper disposition of funds or is not legally capable of giving a valid receipt and discharge for the assets, that payment may be made for the benefit of the Participant or Beneficiary to any person that the Administrator in its discretion designates, including the guardian or legal representative of the individual, an adult with whom that individual resides, or in discharge of that individual's bills. To the extent of any such payments, they are deemed a complete discharge of any liability for such payment under the Plan, and any holder of Plan Contracts or any part of any Trust Fund may make the payments without the intervention of any guardian or similar fiduciary and without obligation to require bond or to see to the further application of the payments.

                                      6-4

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

6.02. Claims

            (a) Distributions  without claims. The Administrator is not required to cause a Plan distribution before a claim has been filed, but the Administrator may cause a Plan distribution before a claim has been filed if information comes to the Administrator's attention that indicates that a Participant or a Beneficiary is entitled to a distribution.

            (b) Claims to  Administrator.  Subject to this Plan's  provisions on claim reviews, claims for benefits from this Plan must be made in writing to the Administrator or to any person the Administrator designates to receive claims. If the Administrator has made forms available, those forms must be used; otherwise, a claim by a Participant or a Beneficiary communicated in writing to the Administrator is satisfactory.

            (c) Administrator's   response.   On   receipt   of  a  claim,   the
                Administrator must respond in writing within ninety days. The Administrator's first written notice must indicate any special circumstances requiring an extension of time for the Administrator's decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may not exceed ninety days after the end of the initial ninety-day period.

            (d) Denied  claims.  If a claim is wholly or partially  denied,  the
                Administrator must give written notice within the time provided in subsection (c). If notice that a claim has been denied is not furnished within the time required in subsection (c), the claim is deemed denied. An adverse notice must be written in a manner calculated to be understood by the claimant and must include

                (1)   each reason for denial;

                (2) specific references to the pertinent provisions of the Plan, a Plan Contract, any Trust Agreement, or related documents on which the denial is based;

                                      6-5

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and

                (4) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.

6.03. Review of Claims

            (a) Administrator's review. On receiving a claimant's proper written request for review, the full membership of the Administrator or a person designated by the Administrator must review any claim that was denied according to Plan section 6.02. The written request must be received by the Administrator before sixty-one days after the claimant's receipt of notice that a claim has been denied according to that Plan section.

            (b) Possible hearing.  The Administrator or any designated  reviewer must determine whether there will be a hearing. The claimant and an authorized representative are entitled to be present and heard at any hearing that is used as part of the review. Before any hearing, the claimant or a duly authorized representative may review all Plan documents and other papers that affect the claim and may submit issues and comments in writing. The Administrator or reviewer must schedule any hearing to give sufficient time for this review and submission, giving notice of the schedule and deadlines for submission.

            (c) Review  decision  time  limit.  The  decision  on review must be furnished to the claimant in writing within sixty days after the request for review is received, unless special circumstances require an extension of time for processing. If an extension is required, written notice of the extension must be furnished to the claimant before the end of the sixty-day period, and the decision then must be rendered as soon as possible but not later than 120 days after the request for review was received.

                                      6-6

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                The decision on review must be written in a manner calculated to be understood by the claimant and must include specific reasons for the decision and specific references to the pertinent provisions of the Plan or related documents on which the decision is based. If the decision on review is not furnished to the claimant within the time required in this subsection, the claim is deemed denied on review.

            (d) Allowances  if a  committee  reviews.  If a  review  under  this
                section  is  conducted  by  any  committee,   including  a  Plan
                Committee, and if that committee has regularly scheduled meetings at least quarterly, the rules in this subsection govern the time for the decision on review and supersede the rules in the immediately preceding Plan subsection. If the claimant's written request for review is received more than thirty days before that committee's meeting, a decision on review must be made at the next meeting after the request for review has been received. If the claimant's written request for review has been received thirty days or less before a meeting of that committee, the decision on review must be made at the committee's second meeting after the request for review is received. If special circumstances (such as the need to hold a hearing) require an extension of time for processing, the committee's decision must be made not later than that committee's third meeting after the request for review has been received. If an extension of time is required, written notice of the extension must be furnished to the claimant before the extension begins. If notice that a claim has been denied on review is not received by the claimant within the time required in this subsection, the claim is deemed denied on review.

            (e) Determination  final.  Except for a written  request  for review under subsection (a), all good-faith determinations by the Administrator are conclusive and binding on all persons, and there is no right of appeal.

                                      6-7

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

6.04. Administrator-directed Roll-out

          On the later of a Plan Contract's fifteenth anniversary date or an earlier anniversary date (at the Primary Employer's Designee's sole discretion), the Participant's Retirement, or the Participant's Disability, the Employers may recover their ownership interest in the Plan Contract (as determined according to the Plan subsection entitled "Division of Ownership Interest in Plan Contract" (see Plan section 4.01(b)) and must then, to the extent required by this Plan, release their rights in the Plan Contract and other Plan assets to the Participant-owner or Beneficiary-owner and to any assignee of any part of the Employers' interest (such as the trustee for the Crestar Financial Corporation OMNI Trust, which holds certain interests in the Employer's interests in Plan Contracts, which interests are held for the Crestar Financial Corporation Premium Assurance Plan).

6.05. Cancellation or Surrender of Plan Contract

          When a Plan  Contract  is canceled or  surrendered  according  to Plan article 4, the proceeds of the Plan Contract must be distributed according to the terms of the Plan Contract and each party's (each Employer, each Employer's assignee--including the trustee for the Crestar Financial Corporation OMNI Trust as to interests for the Crestar Financial Corporation Premium Assurance Plan--and the Participant-owner or Beneficiary-owner) ownership interest as determined by the Plan subsection entitled "Division of Ownership Interest in Plan Contract" (see Plan section 4.01(b)).

                                      6-8

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



                                    ARTICLE 7
                                  BENEFICIARIES


7.01. Conditions  of  Eligibility

          Only Eligible Employees may participate in this Plan. Except for Earned Benefits described in the Plan subsection entitled "Beneficiary-owners" (see Plan section 7.03), a Participant's Beneficiaries receive Plan benefits only as specifically provided in Plan section 7.02.

7.02. Beneficiary Payments.

            (a) Beneficiary  entitlement.  Upon the death of a Participant,  the death benefit value of that Participant's Earned Benefits, as determined by this Plan's lettered exhibits and the applicable Plan Contract or Plan Contracts, must be paid to the Participant's Beneficiaries. Subject to the immediately preceding sentence, a Participant's Beneficiaries are not entitled to any Plan benefits after the Participant's death.

            (b) Beneficiary  designation.  Subject to any Administrator's  Rules about Beneficiaries and payments to Beneficiaries, by a written notice delivered to the Administrator, a Participant may designate one or more Beneficiaries, who may be entitled to receive shares of the benefit or may be designated as primary and secondary Beneficiaries. Each designation is revocable unless specifically made irrevocable. An Employer or Administrator is not liable for a failure to make a change between the time requested and the death of the Participant unless the failure is willful or from gross negligence. If a Participant fails to designate a Beneficiary or if the designated Beneficiary or Beneficiaries do not survive the Participant, any benefit due is payable to the Participant's Spouse at the Participant's death; and if the Participant's
                Spouse does not survive the Participant, then the benefit is payable to the Participant's estate.

                                      7-1

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (c) Proof of death. The  Administrator has no duty to direct or make any  required  post-death  benefit  payments to a  Participant's
                Beneficiaries until it receives proof of the Participant's death.

7.03. Beneficiary-owners

          A Participant-owner may assign his Earned Benefits to a Beneficiary-owner. A Beneficiary-owner has the same rights and responsibilities under this Plan and the applicable Plan Contract or Plan Contracts that the Participant-owner enjoyed before transferring his ownership interest. A Participant-owner is no longer a Participant-owner to the extent that he has transferred his ownership interest to a Beneficiary-owner.


                                      7-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991


                                    ARTICLE 8

                       AMENDMENT, TERMINATION, AND MERGER


8.01. Exercise of Powers

            (a) Source of powers. The Primary Employer's exercise of each of the powers listed in this subsection's paragraphs is limited by and is governed by this Plan article and Plan article 10. Unless otherwise specified or limited by this Plan, however, each of the powers is vested in full in the Primary Employer.

                (1) The power to name or remove Plan Fiduciaries.

                (2) The power to amend this Plan with written notice to the Participants and Beneficiary-owners (but during a Suspension Period or after a Change in Control, this Plan may be amended as to current Participants and Beneficiary-owners only with their consent).

                (3) The power to cause or allow a merger or consolidation of this Plan with another plan.

                (4) The power to cause or allow a transfer of assets or liabilities from or to this Plan.

                (5) The power to cause or allow this Plan to be terminated (but during a Suspension Period or after a Change in Control this Plan may be terminated as to current Participants and Beneficiary-owners, only with their consent).

                (6) The power to suspend benefit payments (but during a Suspension Period or after a Change in Control, benefit payments may be suspended as to current Participants and Beneficiary-owners, only with their consent).

                                      8-1

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                (7) The power to cause allocations of Plan assets.

            (b) Power to amend. After the Primary  Employer's  Designee declares this document to be final for purposes of limiting amendments, or after a Trigger Event that antedates the Primary Employer's Designee's declaration, this Plan section may not be amended unless the amendment in no material way endangers the rights of the Plan's current Participants, which fact must be evidenced by an opinion of counsel selected by the Primary Employer's Designee and satisfactory to the Administrator. That counsel's opinion must be addressed to the Participants of this Plan and must be delivered to the Administrator as agent for those individuals. After the Primary Employer's Designee declares this document to be final for purposes of limiting amendments, or after a Trigger Event that antedates the Primary Employer's Designee's declaration, this Plan article may not be amended unless the amendment is either

                (1) the correction of typographic or scriveners' errors (which include omissions, diction errors, or sentence structures that cause a confused or unintended meaning) that occur in the process of drafting this document, and each such error must be confirmed by the Primary Employer and the Primary Employer's counsel who assisted in drafting this document; or

                (2) the removal or addition of provisions in furtherance of the purpose of this Plan and without reducing the Earned Benefits of Participants generally, which facts must be evidenced by an opinion of counsel selected by the Primary Employer's Designee and satisfactory to the Administrator. That counsel's opinion must be addressed to the current Participants (if there are any) and must be delivered to the Administrator as agent for those individuals.

                Every exhibit (by any name--such as "exhibit" or "schedule" or "roster") to this Plan is part of the Plan. Except as specifically

                                      8-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                provided in this Plan, the creation or change of an exhibit by a Fiduciary authorized in this Plan to create or change the exhibit is a Plan amendment requiring approval of the Primary Employer's Designee but not an amendment restricted by this Plan article other than during a Suspension Period. Any other creation or change in an exhibit is an amendment that requires approval by the Primary Employer's Designee and is restricted by this Plan article unless the exhibit itself provides otherwise. During a Suspension Period, the creation or change of an exhibit for any section in this Plan article or any lettered exhibit describing a benefit arrangement is a Plan amendment limited by this article.

            (c) General    power    to    amend,    terminate,    or    transfer
                assets/liabilities. Except as otherwise specifically provided in this Plan article and in Plan article 10, the Primary Employer's Designee has the power and right to:

                (1) amend this Plan in whole or in part with written notice to the Participants and Beneficiary-owners (but during a Suspension Period or after a Change in Control, this Plan may be amended as to current Participants and Beneficiary-owners only with their consent);

                (2) terminate this Plan in whole or in part or suspend any benefit payments (but during a Suspension Period or after a Change in Control this Plan may be terminated or benefit payments suspended as to current Participant's and Beneficiary-owners, only with their consent);

                (3) cause assets, liabilities, or both to be allocated within this Plan or to be transferred to or from this Plan; and

                (4) name Plan Fiduciaries.

            (d) Sponsor's powers suspended.  The Primary  Employer's and Primary
                Employer's Designee's powers described in subsections (a), (b), and (c) are suspended according to the Plan

                                      8-3

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                section  entitled  "Trigger  Events,   Restoration  Events,  and
                Consequences"  (see  Plan  section  8.08)  during  a  Suspension
                Period.

8.02. Amendment

            (a) Sponsor.  Except  as  specifically  provided  in this  Plan (for example, as provided in Plan article 10, Plan section 8.01, Plan section 8.07, Plan section 8.08, and subsection (c) of this Plan section) or in the other documents identified in this section, the Primary Employer retains the right

                (1) to prospectively or retroactively amend this Plan and any governing document for any funding medium for this Plan, including any Trust Agreement and any Plan Contract, with written notice to the Participants and Beneficiary-owners, to establish or retain the status of this Plan and any funding medium, including a Trust or a Plan Contract, under the provisions of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b));

                (2) to amend this Plan and any governing document for any funding medium for this Plan, including any Trust Agreement and any Plan Contract, with written notice to the Participants and Beneficiary-owners, in any other manner; and

                (3) to amend this Plan and liquidate any funding medium, including any Trust Fund and any Plan Contract, with written notice to the Participants and Beneficiary-owners, according to that funding medium's governing documents.

                In all instances, the Primary Employer has delegated, through this Plan, the power and rights described to the Primary Employer's Designee. An amendment is effective on the date indicated in any written instrument that is executed by the Primary Employer's Designee (or by the person specified

                                      8-4

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                according to Plan section 8.07(b), when the Primary Employer's and Primary Employer's Designee's power is suspended or has been terminated) and delivered to the Administrator.

            (b) No diversion or assignment.  The  provisions of this  subsection are subject to the provisions of subsection (c). Except for the transfer of assets according to the Plan section entitled "Plan Merger or Asset Transfer" (see Plan section 8.03, and except for the Employers' reversionary interest in Plan Contracts, as described in this Plan, no amendment to the Plan or any governing document for any funding medium for this Plan, including any Trust Agreement and any Plan Contract, and no transfer of liabilities or any Plan assets or Trust Fund assets may authorize or permit any part of any Plan Contracts or other Plan assets to be used for or diverted to purposes other than the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan. An amendment may not cause (by way of a reduction or cancellation of the amount or duration of the Earned Benefit or otherwise) a Forfeiture of any Participant's Earned Benefit that is vested (Nonforfeitable). An amendment that affects the rights, duties, or responsibilities of any Fiduciary may not be made without that Fiduciary's written consent.

            (c) Administrative expenses,  diversions, and reversions. As allowed by law, a transfer of liabilities or Plan assets or Trust Fund assets or an amendment to the Plan or any governing document for any funding medium for the Plan, including any Trust Agreement and any Plan Contract, may authorize or permit part of any Plan Assets to be used for or diverted to the payment of taxes owed or to the payment of reasonable administrative expenses. Any portion of any Trust Fund or Plan Contract that is not used, according to this Plan's terms, to provide Employee benefits or to pay taxes owed or reasonable administrative expenses must be transferred to the portion of the Crestar Financial Corporation OMNI Trust identified as the assets held for the Crestar Financial

                                      8-5

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                Corporation Premium Assurance Plan, upon this Plan's termination.

8.03. Plan Merger or Asset Transfer

            (a) No reduction of benefits.  The merger or  consolidation  of this
                Plan with, or the transfer of assets or liabilities of this Plan to another employee benefit plan or the transfer of assets or liabilities of another plan to this Plan may not be accomplished unless each Participant's Earned Benefit immediately after the merger, consolidation, or transfer is (when computed as if the surviving or receiving plan had immediately terminated) equal to or greater than the benefit to which the Participant would have been entitled if this Plan had terminated immediately before the merger, consolidation, or transfer.

            (b) Primary Employer's Designee's written directions. Subject to the preceding subsection, on written direction from the Primary Employer's Designee (or from the person specified according to Plan section 8.07(d)--as to mergers--or Plan section 8.07(e)--as to other transfers--when the Primary Employer's and Primary Employer's Designee's power is suspended or has been terminated), the Administrator must direct any Fiduciary that holds Plan Contracts, Trust Fund assets, or other Plan assets to take all necessary steps to transfer those assets to another employee-benefit plan or another employee-benefit plan's funding medium.

8.04. Discontinuance of Contributions

            (a) Employers.  Except during a Suspension  Period or after a Change in Control and except as provided in Plan  section 3.05 and Plan section 3.06 or otherwise announced by the Primary Employer's Designee (or by the person specified according to Plan section 8.07(g), when the Primary Employer's and Primary Employer's Designee's power is suspended or has been terminated), any Employer may reduce or discontinue its contributions to this Plan--but only after written notice to the Participants and Beneficiary-owners. A complete discon-

                                      8-6

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                tinuance of contributions from all Employers has no effect on the Forfeitability of any Earned Benefits.

            (b) Not a termination. A discontinuance of Employer contributions is not a termination of the Plan unless the Primary Employer's Designee (or the person specified according to Plan section 8.07(c), when the Primary Employer's and Primary Employer's Designee's power is suspended or has been terminated) gives the notice described in Plan section 8.05(b).

8.05. Termination

            (a) General.   The  Primary  Employer's   Designee  (or  the  person
                specified according to Plan section 8.09(c), when the Primary Employer's and Primary Employer's Designee's power is suspended or has been terminated) has the right to terminate this Plan wholly or partly, subject to the provisions of this Plan section and Plan sections 8.01 and 8.08; provided, however, that during a Suspension Period or after a Change in Control, the Plan may only be terminated as to current Participants and Beneficiary-owners with their consent.

            (b) Notice.  Written  notice of a  termination  must be given to the
                Participants, to the Beneficiary-owners, to the Administrator, to any Fiduciary holding Plan assets, including Trust Fund assets and Plan Contracts, that would be affected by the termination, and to all necessary authorities. If any authority's approval is necessary, termination is effective according to that approval; otherwise, the date of the notice or a later date designated in the notice is the termination date for purposes of this Plan article. To the extent that any Earned Benefit is Forfeitable and cannot become Nonforfeitable (or does not) merely upon the affected Participant's satisfaction of Mandatory Contributions required to cause full vesting in all or part of that Earned Benefit, that Earned Benefit is Forfeited upon the termination of the Plan. Plan Contracts are disposed of according to the Plan paragraph entitled "Plan termination" (see Plan section 4.01(b)(3)) and the Plan

                                      8-7

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                subsection entitled "Plan termination or end of participation" (see Plan section 4.02(c)). A Plan termination or partial termination cannot operate to deny any Participant the opportunity to complete Mandatory Contributions that would result in full vesting (Nonforfeitability) of all or any portion of that Participant's Earned Benefit. Any entitlements to Plan benefits that exceed the value of Plan assets allocated to satisfy those benefits are canceled upon the Plan's termination, even if the benefits in question, when funded, would have been Nonforfeitable Earned Benefits (or could be Nonforfeitable if certain Mandatory Contributions were made).

            (c) Termination   as  to   specific   Participants   or   groups  of
                Participants. To the extent of any Earned Benefit that is not Nonforfeitable, the Primary Employer's Designee (or the person specified according to Plan section 8.07(c), when the Primary Employer's and Primary Employer's Designee's power is suspended or has been terminated) has the right to prospectively terminate the rights of any Participant or Beneficiary under the Plan (but, during a Suspension Period or after a Change in Control only with the Participant's or Beneficiary's consent) and to prospectively terminate eligibility to receive Plan benefits as to any Participant, any Beneficiary, or any group of Participants or Beneficiaries (but, during a Suspension Period or after a Change in Control only with their consent). A Plan termination or partial termination cannot operate to deny any Participant the opportunity to complete Mandatory Contributions that would result in full vesting (Nonforfeitability) of all or any portion of that Participant's Earned Benefit.

            (d) Partial   termination.   If  the   Plan   partially   terminates
                (determined by the Administrator in a manner consistent with legal authorities), all affected Earned Benefits or any Earned Benefit to the extent affected may then be treated by the Administrator (acting at its discretion) as if the Plan had terminated.

                                      8-8

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (e) Distributions.  After  confirming  compliance with all precedent requirements of law, the Administrator may direct the distribution of Plan assets, including any Trust Fund assets and any Plan Contracts or proceeds of any Plan Contracts. The Administrator's directions may include directions to any Fiduciary holding Plan assets (including Trustees and co-Trustees) to distribute assets remaining in any funding medium for which that Fiduciary is responsible. Subject to the Plan paragraph entitled "Plan termination" (see Plan section 4.01(b)(3)) and the Plan subsection entitled "Plan termination or end of participation" (see Plan section 4.02(c)), distributions according to this section must be in the manner the Administrator determines, so long as the Administrator's determinations are consistent with statutory requirements. Except as specifically provided by law, the Administrator's determination is conclusive as to all persons. Plan assets not distributed according to this Plan's terms, to provide Employee benefits or to pay taxes owed or reasonable administrative expenses must be transferred to the portion of the Crestar Financial Corporation OMNI Trust identified as the assets held for the Crestar Financial Corporation Premium Assurance Plan.

            (f) No further  rights.  Each  Fiduciary  that  holds  Plan  assets, including Trust Fund assets and Plan Contracts, must transfer or deliver property according to the Administrator's directions, either without endorsement or endorsed as the Administrator directs. Such a Fiduciary will have no further right, title, or interest in property distributed. After all distributions are completed, each such Fiduciary is discharged from all obligations under the governing document for the funding medium in which those Plan assets were held (including any Trust Fund assets and any Plan Contracts. Except by statute, no Participant or Beneficiary has any further right or claim against those Fiduciaries.

                                      8-9

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

8.06. Effect of Employer Transactions

          If an Employer is merged or consolidated with any other business, or is succeeded by a corporation or any other legal entity that acquires substantially all of the Employer's assets, the surviving or purchasing corporation or legal entity may elect to continue this Plan as to that Employer's Participants. If a Participant continues work with the surviving or purchasing legal entity but does not qualify by law to continue as a Participant, the Administrator must determine the options available that would not render this Plan at any time revocable, invalid, or inconsistent with Plan section 3.02(b) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

8.07. Rules About Entities Exercising Powers

            (a) Exhibits.  This Plan section  allows  identified  exhibits to be appended to the Plan to facilitate the operation of the Plan when the Primary Employer's and Primary Employer's Designee's powers are suspended or terminated according to Plan section 8.08.

                (b) Power to amend. The Primary Employer's and Primary Employer's Designee's powers in this Plan to amend the Plan are suspended or terminated according to Plan section 8.08(b). Whenever the Primary Employer and Primary Employer's Designee may not amend this Plan, the Primary Employer's and Primary Employer's Designee's power to amend becomes the power to direct the Administrator to cause an amendment, and that power is vested in the person or persons identified in Exhibit 8.07(b). If there is no validly completed Exhibit 8.07(b), the Primary Employer's and Primary Employer's Designee's power to amend is vested in the Administrator.

            (c) Power to terminate. The Primary Employer's and Primary
                Employer's Designee's powers in this Plan to terminate the Plan or any part of it are suspended or terminated according to Plan section 8.08(b). Whenever the Primary Employer and

                                      8-10

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                Primary Employer's Designee may not terminate this Plan, the Primary Employer's and Primary Employer's Designee's power to terminate becomes the power to direct the Administrator to cause the Plan's termination, and that power is vested in the person or persons identified in Exhibit 8.07(c). If there is no validly completed Exhibit 8.07(c), the Primary Employer's and Primary Employer's Designee's power to terminate is vested in the Administrator.

            (d) Power  over  mergers.   The  Primary   Employer's   and  Primary
                Employer's Designee's powers in this Plan to cause or allow a merger or consolidation of this Plan with another plan are suspended or terminated according to Plan section 8.08(c). Whenever the Primary Employer and the Primary Employer's Designee may not cause or allow a merger or consolidation of this Plan with another plan, no person has the power to cause or allow a merger or consolidation of this Plan with another plan.

            (e) Power over asset or liability transfers.  The Primary Employer's and Primary Employer's Designee's powers in this Plan to cause or allow a transfer of assets or liabilities from or to this Plan are suspended or terminated according to Plan section
                8.08(c). Whenever the Primary Employer and the Primary Employer's Designee may not cause or allow a transfer of assets or liabilities from or to this Plan, the Primary Employer's and Primary Employer's Designee's power to cause or allow a transfer of assets or liabilities from or to this Plan becomes the power to direct the Administrator to cause or allow a transfer of assets or liabilities, and that power is vested in the person or persons identified in Exhibit 8.07(e). If there is no validly completed Exhibit 8.07(e), the Primary Employer's and Primary Employer's Designee's power to cause or allow a transfer of assets or liabilities from or to this Plan is vested in the Administrator.

            (f) Power to delegate. The Primary Employer's and Primary Employer's
                Designee's   powers   in  this   Plan  to   delegate   Fiduciary
                responsibilities not otherwise delegated in this Plan

                                      8-11

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                are suspended according to Plan section 8.08(f). Whenever the Primary Employer and the Primary Employer's Designee may not exercise those powers, the Primary Employer's and Primary Employer's Designee's powers are vested in the person or persons identified in Exhibit 8.07(f), which may specify different persons for different delegation powers. If there is no validly completed Exhibit 8.07(f) or if Exhibit 8.07(f) fails to identify a person for a delegation power, then each power not otherwise vested is vested in the Administrator.

            (g) Other  powers.  The Primary  Employer's  and Primary  Employer's
                Designee's powers under this Plan not previously described in this Plan section are suspended according to Plan section 8.08(f). If there is any such Primary Employer or Primary Employer's Designee power that is suspended or terminated and that power is not otherwise vested according to this Plan section or Plan article 10, if the suspension or termination of that power would cause this Plan to fail to operate because there is no Fiduciary otherwise empowered to act alone, then that power is vested in the Administrator except to the extent that the power is identified and vested in another person or persons according to any validly completed Exhibit 8.07(g).

            (h) Relationship  to other Plan  provisions.  Whenever  this section results in the suspension or termination of the Primary Employer's and Primary Employer's Designee's powers, that suspension or termination is effective without regard to other Plan provisions that appear to allow those powers to continue to be exercised by the Primary Employer or the Primary Employer's Designee. This section's substitution of individuals or entities to exercise the Primary Employer's and Primary Employer's Designee's powers, however, operate only to the extent that some other individual or entity has not been identified elsewhere in this Plan (for example, Plan article 10) as the Primary Employer's and Primary Employer's Designee's substitute or as the transferee of that power.

                                      8-12

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (i) Exercise of power. To the extent that this Plan suspends a power of the Primary Employer or the Primary Employer's Designee and vests that power in another, if this Plan otherwise requires that power to be exercised by the Administrator, then that power becomes the power to direct the Administrator to cause or take the action that is the subject of that power.

8.08. Trigger Events, Restoration Events, and Consequences

            (a) Application  of section.  This section's  remaining  subsections apply only during a Suspension Period.

            (b) Limitation on amendment and termination  rights. This subsection governs the right to amend or terminate this Plan during a Suspension Period. After a First-tier Trigger Event and for the duration of the Suspension Period, the Primary Employer or the Primary Employer's Designee may not amend this Plan if, in the Administrator's opinion, that amendment would cause a material reduction of any Earned Benefit or any other form of material dilution of the interests of the Participants in this Plan, measured on the day before the First-tier Trigger Event. After a Second-tier Trigger Event and for the duration of the Suspension Period, the Primary Employer or the Primary Employer's Designee may not amend or terminate the Plan.

            (c) Mergers  and  asset and  liability  transfers.  This  subsection governs the transfer of assets and liabilities to and from this Plan during a Suspension Period. Upon a Second-tier Trigger Event, all Fiduciaries necessary must immediately act to cause the transfer of any remaining interests in Plan Contracts and other similar assets owned by the Employers to the trustee for the portion of the Crestar Financial Corporation OMNI Trust's Welfare Trust holding assets exclusively for the Crestar Financial Corporation Premium Assurance Plan. Except as provided in the preceding sentence, during a Suspension Period, no person may cause or allow a merger or consolidation of this Plan with another plan. Except as provided in

                                      8-13

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                this subsection, during a Suspension Period, the Primary Employer's and Primary Employer's Designee's power to cause or allow transfers of assets or liabilities from or to this Plan is suspended.

            (d) Consent to actions of Administrator. During a Suspension Period, any Plan provision requiring the Administrator to act only with the Primary Employer's or Primary Employer's Designee's consent is not effective to require the Primary Employer's or Primary Employer's Designee's consent; except for Primary Employer or the Primary Employer's Designee powers vested in other persons according to Plan section 8.07 or Plan article 10, and except when this Plan requires another Fiduciary's consent, the Administrator is authorized to act alone.

            (e) Consent to actions of  committees.  During a Suspension  Period, any Plan provision requiring any Plan Committee or any other committee to act only with the Primary Employer's or Primary Employer's Designee's consent is not effective to require the Primary Employer's or Primary Employer's Designee's consent;
                except for Primary Employer or the Primary Employer's Designee powers vested in other persons according to Plan section 8.07 or Plan article 10, and except when this Plan requires another Fiduciary's consent, any Plan Committee or any other committee is authorized to act alone.

            (f) Other powers suspended.  During a Suspension Period, the Primary
                Employer's and Primary Employer's Designee's powers to delegate fiduciary responsibilities not otherwise delegated in this Plan and to make any determination within the jurisdiction of any Administrator or any committee are suspended. During a Suspension Period, the Primary Employer's and Primary Employer's Designee's powers not otherwise suspended according to this Plan section are suspended.

            (g) Restoration events.  According to this subsection,  if any other provisions of this Plan section have been effected, causing a

                                      8-14

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                suspension of the Primary Employer's or Primary Employer's Designee's powers, that other subsection no longer applies on the earliest of the dates described in this subsection's paragraphs.

                (1) One date is three calendar years after the most recent Trigger Event that provoked the suspension of powers, subject to an infinite number of one-year extensions if the Administrator so determines, in the December before the expiration of this paragraph's effective time.

                (2) Another date is the day on which the Administrator determines that all transactions provoking Trigger Events have been unwound or reversed, whether by mutual agreement of the parties, operation of law, or a court of competent jurisdiction.

                (3)   Another  date  is  the  day  on  which  the  Administrator determines that the Primary Employer's or Primary Employer's Designee's powers are restored, but the Administrator may not act under this subsection for one calendar year following the most recent Trigger Event that provoked the suspension of the Primary Employer's or Primary Employer's Designee's powers.

                Despite this section, as long as the Crestar Financial Corporation OMNI Trust Agreement is in existence, a Restoration Event cannot operate to end a Suspension Period under this Plan during any period in which a Suspension Period (as defined in the Crestar Financial Corporation OMNI Trust Agreement) is in effect under that trust agreement.

8.09.     Change in  Control

     For purposes of this Plan, the term Change in Control has the same meaning as such term is defined in the Crestar Financial Corporation OMNI Trust Agreement.

                                      8-15

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991


                                Exhibit 8.07(b)


          This exhibit, according to Plan section 8.07(b), names a person or persons to have the power to amend the Plan. The person is or the persons are

          ---------------------------------------------------------

          ---------------------------------------------------------

          ---------------------------------------------------------

          --------------------------------------------------------.



          Date:___________________


                                      8-16

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991


                            Exhibit 8.07(c)


          This exhibit, according to Plan section 8.07(c), names a person or persons to have the power to terminate the Plan. The person is or the persons are

          ---------------------------------------------------------

          ---------------------------------------------------------

          ---------------------------------------------------------

          --------------------------------------------------------.



          Date:___________________


                                      8-17

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991


                            Exhibit 8.07(e)


          This exhibit, according to Plan section 8.07(e), names a person or persons to have the power to cause or allow a transfer of assets or liabilities from this Plan to another plan or from another plan to this Plan. The person is or the persons are

          ---------------------------------------------------------

          ---------------------------------------------------------

          ---------------------------------------------------------

          --------------------------------------------------------.




          Date:___________________


                                      8-18

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                            Exhibit 8.07(f)


          This exhibit, according to Plan section 8.07(f), names a person or persons to have the power to delegate Fiduciary responsibilities not otherwise delegated in the Plan. The person is or the persons are determined according to this table.

          Person(s)                  Specified Delegation Power
          --------                   --------------------------

          --------------------------------------------------

          --------------------------------------------------

          --------------------------------------------------

          --------------------------------------------------

          -------------------------------------------------.



          Date:___________________


                                      8-19

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                            Exhibit 8.07(g)


          This exhibit, according to Plan section 8.07(g), names a person or persons to have the Sponsor's powers not described in subsections (b) through (f) of Plan section 8.07. The person is or the persons are determined according to this table.

          Person(s)                       Specified Power

          --------------------------------------------------

          --------------------------------------------------

          --------------------------------------------------

          --------------------------------------------------

          -------------------------------------------------.



          Date:___________________



                                      8-20

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

                                    ARTICLE 9

                  PLAN CONTRACTS, TRUST FUND, AND RELATED RULES


9.01. Suspension Periods

          This Plan article 9 reserves to the Primary Employer and Primary Employer's Designee certain discretionary authority and powers; all Primary Employer and Primary Employer's Designee powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer or to the Primary Employer's Designee in this Plan article 9 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

9.02. Plan Contracts, Trust Agreements

            (a) Plan Contracts. This Plan's benefits are funded primarily (or at least significantly) through Plan Contracts. Although the Plan may have other assets, such as a Trust Fund, the Plan's target benefit--a death benefit payment--depends on the Plan Contracts. All rights that accrue to any Participant, Beneficiary, or other person are limited, when applied to the Plan Contracts, by the terms of the Plan Contract or Plan Contracts that are to provide the benefit in question.

            (b) Trust   Agreements.   At  the  Primary   Employer's   Designee's
                direction, this Plan's benefits not funded through Plan Contracts may be funded through a Trust Fund governed by one or more Trust Agreements between the Primary Employer and the Trustees and co-Trustees. Any Trust Fund may be used to hold any Plan assets that cannot or are not held pursuant to Plan Contracts. Any Trust Fund must be managed by the Trustees and co-Trustees according to the Trust Agreements, which are interpreted to be consistent with this Plan. All rights that accrue to any Participant, Beneficiary, or other person are subject to all the terms of any Trust Agreements.

                                         9.1

9.03.     Trust Fund;  General  Amounts;  Segregated  Amounts

            (a) General.  Any  Trust  Fund  includes  one  or  more  trusts,  as determined by the terms of the Trust Agreements and the Trustees and co-Trustees. The Trust Fund is the entire undistributed amount of all Plan contributions placed in the custody of the Trustees and co-Trustees, adjusted for expenses, gains, and losses. For some purposes, reference is made to General Amounts and Segregated Amounts, which are two parts of any total Trust Fund. Some assets are treated unlike any other Trust Fund amounts because their gains and losses are allocated separately from other Trust Fund assets, and those segregated assets are referred to as Segregated Amounts. The term General Amounts means the entire Trust Fund reduced by the Segregated Amounts. For purposes other than mere investment tracking, a Trustee or co-Trustee may also segregate or set apart assets that are either part of the General Amounts or the Segregated Amounts. All segregated assets may be held in one or more trusts established only for segregated assets, all of which are part of the Trust Fund, whether they are General Amounts or Segregated Amounts.

            (b) Trusts and  accounts.  A Trustee or any  co-Trustee  or group of co-Trustees who is exclusively responsible for the assets in question must hold all Plan assets that it receives and allocate them to the appropriate trusts and accounts maintained within the General Amounts or Segregated Amounts. As directed by the Administrator according to this Plan's terms, any Trustee or any co-Trustee must reflect allocations of Trust Fund assets (the assets themselves or the value of the assets, as may be required by the Plan's terms) to individual Participants' Accounts or to Suspense Accounts. Income from each trust within the Trust Fund may be accumulated during each Fiscal Year until it is administratively efficient for reinvestment. The determination is made by any Trustee, co-Trustee, or group of co-Trustees who is exclusively responsible for the assets in question. Income from each trust may be reinvested in that trust or invested in other appropriate investments as

                                      9-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                determined by any Trustee, co-Trustee, or group of co-Trustees who is exclusively responsible for the assets in question pursuant to a Trust Agreement.

9.04.     Valuation of Trust Fund

            (a) When section applies.  The remaining  provisions of this section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

            (b) Conclusive.  The  valuation  of any  Trust  Fund's  Plan  assets determined according to this Plan is binding on each Employer, the Participants, and all other persons interested in the Plan and any Trust.

            (c) General  Amounts.   As  of  each  Valuation  Date,   before  any
                adjustments according to subsection (e), the Administrator must cause the Trustees and co-Trustees to determine the General Amounts' net worth (at the current fair-market value of the assets) with adjustments according to the terms of the Trust Agreements, and report that value to the Primary Employer's Designee and the Administrator in writing.

            (d) Segregated  Amounts.  As of  each  Valuation  Date,  before  any adjustments according to subsection (e), the Administrator must cause the Trustees and co-Trustees to value (at the current fair-market value of the assets) each identifiable subfund or account that is a Segregated Amount and report the values to the Primary Employer's Designee and the Administrator in writing.

            (e) Adjustments.  As of each Valuation Date,  each Suspense  Account and each Participant's Account must be adjusted to reflect the Account's allocable share of investment gains and losses from the Trust Fund, distributions or transfers from the Account, and additions to the Account since the last Valuation Date.

                                      9-3

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                (1) General expenses. If Plan expenses are deducted from the Trust Fund, then expenses that are not identifiably attributable to a specific investment medium or Segregated Amount must be deducted from all Accounts, pro rata according to the value of the Accounts otherwise determined on the Valuation Date immediately after or coinciding with the deduction of the expenses (this means, for example, that amounts distributed or transferred from Accounts since the last Valuation Date will not bear any part of the expenses, but amounts added to Accounts since the last Valuation Date will bear part of the expenses).

                (2) Specific investment and Segregated Amount expenses. Plan expenses that are deducted from the Trust Fund and that are identifiably attributable to any specific investment medium or Segregated Amount must be deducted from the Accounts invested in that investment medium or Segregated Amount, as applicable, pro rata according to the portion of the value of each Account invested in that investment medium or that Segregated Amount, as applicable, otherwise determined on the Valuation Date immediately after or coinciding with the deduction of expenses.

                (3) Special expenses first. Any expense deducted from the Trust Fund, any special assessment deducted from the Trust Fund, and any penalty or tax paid from the Trust Fund must be allocated as just described and charged against the Accounts, but to the extent that any such charge is caused by an identifiable transaction or the investment in or receipt of an identifiable asset, the charge must be borne by the Accounts in proportion to their participation in the transaction or asset causing the charge. Such charges are determined and deducted from each amount invested in a specified investment medium and each Segregated Amount before the Trust

                                      9-4

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                      Fund's general charges are made against all Accounts for expenses, assessments, penalties, and taxes.

                (4) Contribution allocations. Additions attributable to Employer contributions are determined and allocated to the appropriate portions of Participants' Accounts as of each Valuation Date. As of each Valuation Date, a Participant's allocations for the period since the last Valuation Date must be divided into portions based on the applicable percentages of the Participant's effective investment elections. A Participant's Accounts' interest in a specific investment medium or any Segregated Amount also must reflect a cash balance to the extent that contributions allocated to that fund have not been invested. Those amounts may be aggregated and invested by the Trustees and co-Trustees according to the Trust Agreements.

                (5) Contribution income. As of each Valuation Date, before crediting any contributions according to paragraph (4) and before crediting income attributable to a specific investment medium or Segregated Amount according to paragraph (6), each Trustee and co-Trustee must apportion among the Suspense Accounts and the separate Accounts of all Participants the net income or loss earned, which specifically means that each Suspense Account is credited with net earnings as if it were a single Participant's Account, on contributions held by that Trustee or co-Trustee pending investment in the specific investment media or Segregated Amounts. That income or loss must be adjusted for expenses according to this Plan section and must be apportioned on the basis of contributions to be allocated according to paragraph (4) for that allocation period.

                (6) Specific investment and Segregated Amount income. As of each Valuation Date, before crediting any contributions according to paragraph (4) but after

                                      9-5

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                      crediting contribution income according to paragraph (5), each Trustee and co-Trustee must apportion among the Suspense Accounts and the separate Accounts of all Participants as of the day after the preceding Valuation Date the net income or loss earned, which specifically means that each Suspense Account is credited with net earnings as if it were a single Participant's Account, by the investment media and Segregated Amounts during the month. That income or loss must be adjusted for expenses according to this Plan section and must be apportioned on the basis of the Account balances of the Participants in each investment medium and Segregated Amount as of the day after the preceding Valuation Date.

            (f) Participant   Contributions.    Gains,   losses,   and   charges
                attributable to Participant Contributions are determined and allocated to the appropriate portions of Participants' Accounts according to the procedure described in subsection (e), except that all income interests attributable to Participant
                Contributions and not directed otherwise by the Primary Employer's Designee according to this Plan are held in the Income Suspense Account until the Plan's termination or until a directed allocation or distribution.

9.05.     Directing the Trustee

            (a) When section applies.  The remaining  provisions of this section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

            (b) Persons  who deal  with a  Trustee  or  co-Trustee.  Any  person dealing with any Trustee or co-Trustee is not required to determine whether any sale or purchase by that Trustee or co-Trustee has been authorized or directed by an Employer or the Administrator; and each person is fully protected in dealing with any Trustee or co-Trustee in the same manner as if the provisions of this section were not a part of this Plan.

                                      9-6

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (c) Appraisals.  Whenever a Trustee or  co-Trustee  is  directed  to purchase or sell assets in the Trust Fund according to the provisions of the Plan and Trust Agreement, that Trustee or co-Trustee in its sole discretion is permitted at the expense of the Primary Employer to obtain an appraisal of the value of the assets to be purchased or sold; each Trustee or co-Trustee is fully protected and indemnified by the director whenever purchasing or selling at the appraised value or in refusing to purchase or sell at other than the appraised value.

            (d) Instructions regarding Employer ERISA Securities.  To the extent required by other provisions of this Plan and each applicable Trust Agreement, each Trustee and co-Trustee must execute each Participant's, the Primary Employer's Designee's, and the Administrator's instructions on all matters involving the purchase, sale, or voting of Employer ERISA Securities and involving the exercise of rights and options pertaining to Employer ERISA Securities.

            (e) Compliance   with   Administrator's   and   Primary   Employer's
                Designee's directions. Any Trustee, any co-Trustee, or any other person is not under a duty to question the directions of the Administrator or the Primary Employer's Designee or to question the directions of any other Fiduciary who is authorized in this Plan or in the applicable Trust Agreement to direct that Trustee, co-Trustee, or other person, and each Trustee and co-Trustee must comply as promptly as possible with the Administrator's, Primary Employer's Designee's, or such other Fiduciary's directions if those directions are not inconsistent with the terms of the applicable Trust Agreement.

            (f) Trustee's  inability or unwillingness to comply with directions.
                If a Trustee or co-Trustee receives instructions or directions from the Administrator or the Primary Employer's Designee or receives directions from another Fiduciary who is authorized in the applicable Trust Agreement to direct that Trustee or co-Trustee, and if that Trustee or co-Trustee is unable or unwilling to comply with those directions, that Trustee or co-Trustee may resign by giving written notice to

                                      9-7

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                the Primary Employer's Designee within a reasonable time after the receipt of such instructions or directions; and, despite any other provisions in the Trust Agreements, in that event, that Trustee or co-Trustee has no liability to any person for failing to comply with those instructions or directions.

9.06.     Voting of Shares

            (a) When section applies.  The remaining  provisions of this section are effective only to the extent that the matters covered by those provisions are not otherwise governed in an applicable Trust Agreement.

            (b) Trustee's exercise of rights regarding Employer Securities.  The provisions of this subsection are subject to the provisions in the remaining subsections of this Plan section. The provisions of this subsection apply to all of the Trust Fund's Employer Securities. Employer Securities held in the Trust Fund may be voted by any Trustee or co-Trustee only according to the written instructions of the Participant for whose Account those assets are held. Shares unallocated as of any voting record date or shares as to which the Trustee receives no written instructions must be voted in accordance with the written instructions of the Primary Employer's Designee, acting as co-Trustee. Options and other rights (for example, tender rights) inuring to the benefit of Employer Securities allocated to a Participant's Account may be exercised by any Trustee or co-Trustee only according to the written instruction of the Participant for whose Account those assets are held. Options and similar rights (for example, tender rights) inuring to the benefit of unallocated shares or assets must be exercised by a Trustee or a co-Trustee according to the written instructions of the Primary Employer's Designee, acting as co-Trustee. Participant directions under this section may be itemized or a general (blanket) direction or authorization.

            (c) Taxation. If the exercise of an option or other right not involving an investment decision would result in current

                                      9-8

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                income taxation to the Participant, that option or right may be exercised by each affected Trustee or co-Trustee only upon the written instruction of the Primary Employer's Designee, acting as a co-Trustee and, despite this Plan section's other provisions--unless those provisions must be honored to allow this Plan to continue as intended according to the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b))--not upon the Participant's instruction. The Primary Employer's Designee's directions under this subsection may be itemized or a general (blanket) authorization.

            (d) Information to Participants.  Whenever a Participant's  right to direct voting or a similar right (such as a tender right) is at hand, the Primary Employer's Designee and the Administrator must see that the Participants receive all notices, prospectuses, financial statements, proxies, and proxy solicitation materials relating to Employer Securities.



                                      9-9

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                                   ARTICLE 10

                                 ADMINISTRATION


10.01.    Named  Fiduciaries,  Allocation of  Responsibility

            (a) Suspension Periods. This Plan article 10 reserves to the Primary
                Employer and Primary Employer's Designee certain discretionary authority and powers; all Primary Employer and Primary Employer's Designee powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Primary Employer or to the Primary Employer's Designee or a reference to acts of the Primary Employer's Designee in this Plan article 10 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

            (b) Named Fiduciaries. This Plan's Named Fiduciaries are the Primary
                Employer, each Sponsor, each Trustee and co-Trustee, and the Administrator. Each Named Fiduciary is severally liable for its responsibilities according to the terms of this Plan.

            (c) Multiple-person  Fiduciaries. A Fiduciary may be made up of more than one person (as defined in ERISA section 3(9) and for this Plan, a person includes an individual, a partnership, a joint venture, a corporation, a mutual company, a joint-stock company, an unincorporated organization, an association, or an employee organization). Whenever there is a Trustee, a multiple-person Trustee is made up of co-Trustees. A multiple-person Administrator is made up of Administrator-members. Any other multiple-person Fiduciary is made up of Fiduciary-members (general references to multiple-person Fiduciaries include a multiple-person Administrator). In describing notices, responsibilities, liability limitations, and the like, this Plan's references to a Trustee extend to each co-Trustee, its references to an Administrator extend to the constituent Administrator-members, and its references to any

                                      10-1

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                other Fiduciary extend to the constituent Fiduciary-members. Any Fiduciary may require the Primary Employer's Designee to certify in writing to it the names of those persons who constitute a multiple-person Fiduciary. A Fiduciary may rely on such a certification it receives and may assume that those persons continue to constitute that Fiduciary until a new certificate is received.

            (d) Primary Employer.  Except as provided in this Plan article, only the Primary Employer's Designee may name the Administrator and any Trustees or co-Trustees. Except as provided in this Plan article, only the Primary Employer's Designee may name or designate other Fiduciaries. Only the Primary Employer's Designee may select the Insurer or Insurers to provide Plan Contracts.

            (e) Sponsor.  Except  as  provided  in  this  Plan  article,  only a
                Sponsor's Designee may initiate actions or prevent actions that relate to that Sponsor's interest in the Plan or to matters peculiar to that Sponsor.

            (f) Trustee.  Whenever there is a Trustee, except as provided in any
                Trust Agreements, each Trustee or co-Trustee has exclusive responsibility for the control and management of the portion of the Trust Fund placed in that Trustee's or co-Trustee's custody. If an Investment Manager is appointed according to a Trust Agreement, the Trustee or each co-Trustee for that Trust Agreement is released from any obligation or liability for the management, investment, or control of the assets for which the appointment is made.

            (g) Administrator.  The Administrator has only the  responsibilities described in this Plan and the responsibilities delegated by the Primary Employer's Designee and accepted by the Administrator. Except to the extent provided in this Plan, the Administrator has no responsibility for the control or management of any Trust Fund assets or Plan Contracts.

                                      10-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (h) Lack of  designation.  Except as provided in this article and in
                Plan article 8, all responsibilities not specifically delegated to another Named Fiduciary remain with the Primary Employer, including the Primary Employer's Designee's actions designating all additional Fiduciaries not named in this Plan. Responsibility for funding is determined according to Plan article  3.  Except  as  provided  in this  article  and in Plan article 8, the Primary Employer's Designee has the power to delegate Fiduciary responsibilities not specifically delegated by the terms of this Plan. A delegation may be made to any individual or entity. Except as provided in this article and in Plan article 8, each person to whom Fiduciary responsibility is delegated serves at the Primary Employer's pleasure and for the compensation determined in advance by the Primary Employer and that person, except as prohibited by law. A person to whom Fiduciary responsibility is delegated may resign after thirty days' notice in writing delivered to the Primary Employer's Designee. Except as provided in this article and in Plan article 8, the Primary Employer's Designee may make additional delegations, including delegations occasioned by resignation, death, or other cause, and including delegations to successor Administrators or members of the Administrator and additional or successor Trustees or co-Trustees.

            (i) Allocation of responsibility.  This Plan allocates to each Named
                Fiduciary the individual responsibilities assigned, and each Trust Agreement must do likewise. Responsibilities are not shared by Named Fiduciaries unless the sharing is provided specifically in this Plan or a Trust Agreement.

            (j) Separate liability.  Whenever one Named Fiduciary is required by the Plan or a Trust Agreement to follow the directions of another Named Fiduciary, the two have not been assigned to share the responsibility. The Named Fiduciary giving directions bears the sole responsibility for those directions, and the responsibility of the Named Fiduciary receiving those directions is to follow those directions as long as on their face the directions are not improper under applicable law.

                                      10-3

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

10.02. Administrator Appointment, Removal, Successors, Except During a Suspension Period

            (a) Application  of section.  The remaining  provisions of this Plan section 10.02 are effective during any period that is not a Suspension Period.

            (b) Administrator  appointment.  The Primary Employer's Designee may name the Administrator to administer the Plan. There may be one or more individuals or entities acting as the Administrator under this Plan, as the Primary Employer's Designee determines. If there is no Administrator, the Primary Employer's Designee is the Administrator until a different Administrator is named and accepts its responsibilities under this Plan. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of the Administrator.

            (c) Administrator resignation,  removal. If the Administrator is not made up of more than one person, that Administrator may resign on thirty days' notice in writing to the Primary Employer's Designee. If the Administrator is made up of more than one person, any of those persons may resign on thirty days' notice in writing to the Primary Employer's Designee. The Primary Employer's Designee may remove the Administrator or any Administrator-member by thirty days' written notice to the Administrator or to the Administrator-member in question. The Primary Employer's Designee and the Administrator or a Administrator-member may agree to a shorter notice period for resignation or removal.

            (d) Successor  Administrator   appointment.   If  the  Administrator
                resigns or is removed or otherwise ceases to serve, or if all of the persons who make up the Administrator resign or are removed or otherwise cease to serve, the Primary Employer's Designee may appoint a successor Administrator. A successor Administrator appointed according to this subsection has the same qualifications as the original Administrator.

                                      10-4

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (e) Successor     Administrator-member     appointment.     If    an
                Administrator-member resigns or is removed or otherwise ceases to serve, the Primary Employer's Designee may appoint a successor member. An additional Administrator-member or successor Administrator-member has the same qualifications as the original Administrator-members.

            (f) Qualification.  Each successor Administrator, each person who is a successor to an Administrator-member, and each additional Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the
                Primary Employer's Designee in a form satisfactory to the Primary Employer's Designee; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan.

10.03.    Administrator  Appointment,  Removal,  Successors During a
          Suspension Period

            (a) Application  of section.  The remaining  provisions of this Plan section 10.03 are effective only during a Suspension Period.

            (b) Suspension  of  Primary   Employer's   and  Primary   Employer's
                Designee's powers. During a Suspension Period, the administrator of the Crestar Financial Corporation Permanent Executive Benefit Plan (or its successor plan or even the same plan under a different name) is the Administrator. Neither the Primary Employer nor the Primary Employer's Designee may appoint or remove the Administrator, any successor Administrator, any Administrator-member, or any successor or additional Administrator-member.

10.04.    Operation of Administrator

            (a) Records, rules, and guidelines. The Administrator must keep a record of all of its proceedings and acts and all other data

                                      10-5

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                related to its responsibilities under this Plan. The Administrator may adopt or amend rules and guidelines (the Administrator's Rules) that the Administrator considers desirable to govern the Administrator and successor Administrators. Administrator's Rules adopted or amended must be communicated to the Primary Employer's Designee, and the Primary Employer's Designee may amend or eliminate any Administrator's Rule for any reason.

            (b) Multiple-person    Administrator's   acts   and   decisions.   A
                multiple-person Administrator's acts and decisions must be made by a majority vote if the number of persons who constitute the
                Administrator is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Administrator need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Administrator-members are deadlocked, subject to the provisions of this article and Plan article 8, the Primary Employer's Designee must make the determination, and that determination is binding on all persons. An
                Administrator-member is not disqualified from exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

            (c) Delegations   by   a    multiple-person    Administrator.    The
                Administrator-members may delegate to one or more of their number authority to sign documents on behalf of the Administrator or to perform ministerial acts, but no member to whom that authority is delegated may perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without any designation from the other members, one Administrator-member may execute instruments or documents on behalf of the Administrator until the other members object in writing and file that objection with the Primary Employer's Designee.

                                      10-6

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

10.05. Other Fiduciary Appointment, Removal, Successors, Except During a Suspension Period

            (a) Application  of section.  The remaining  provisions of this Plan section 10.05 are effective during any period that is not a Suspension Period.

            (b) Other Fiduciaries generally. This Plan section's references to a
                Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision. Each provision in this section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision.

            (c) Appointment. Except as provided for Fiduciary sub-delegations in
                Plan section 10.16(c), the Primary Employer's Designee and only the Primary Employer's Designee may name additional Fiduciaries and define their responsibilities. There may be one or more individuals or entities acting as a single Fiduciary under this Plan, as the Primary Employer's Designee determines. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of a multiple-person Fiduciary appointed according to this section.

            (d) Resignation,  removal.  If a Fiduciary is not a  multiple-person
                Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Primary Employer's Designee. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Primary Employer's Designee. The Primary Employer's Designee may remove a Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question. The Primary Employer's Designee

                                      10-7

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                and a Fiduciary or a Fiduciary-member may agree to a shorter notice period for resignation or removal.

            (e) Successor  appointment.  If a Fiduciary resigns or is removed or otherwise ceases to serve, the Primary Employer's Designee may appoint a successor. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, the Primary Employer's Designee may appoint a successor.

            (f) Qualification.  Each  successor  Fiduciary  and  each  successor
                Fiduciary-member or additional Fiduciary-member appointed according to this section may qualify after his appointment by executing, acknowledging, and delivering acceptance to the
                Primary  Employer's  Designee  in a  form  satisfactory  to  the
                Primary Employer's Designee; each successor Fiduciary-member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

            (g) Related parties.  Except as otherwise  specifically  provided in this Plan, the Primary Employer, the Primary Employer's Designee, any Sponsor, any Affiliate of the Primary Employer or a Sponsor, any Employee, any Participant, any Participant's Beneficiary, and any committee of the Primary Employer or of any Affiliate may be appointed as a Fiduciary or as a member of a Fiduciary under this Plan.

10.06.    Other Fiduciary Appointment,  Removal, Successors During a
          Suspension Period

            (a) Application  of section.  The remaining  provisions of this Plan section 10.06 are effective only during a Suspension Period. Despite the preceding sentence, the first sentence of subsection
                (f) is effective at all times, subject to Plan article 8.

            (b) Other Fiduciaries generally. This Plan section's references to a Fiduciary are superseded by other Plan provisions that are

                                      10-8

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                effective during a Suspension Period and that refer to a specific Fiduciary such as the Administrator. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision that is effective during a Suspension Period. Each provision in this Plan section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision that is effective during a Suspension Period.

            (c) General. There may be one or more individuals or entities acting as a single Fiduciary under this Plan.

            (d) Suspension  of  Sponsor's  powers.  The  Primary  Employer,  the
                Primary Employer's Designee, any Sponsor, an Employer, an ERISA Affiliate, or a Related Entity may not appoint or remove a Fiduciary, any Fiduciary-member, any additional Fiduciary-member, or any successor Fiduciary or Fiduciary-member.

            (e) Removal  by  Administrator.   The  Administrator  may  remove  a
                Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question.

            (f) Removal by other  Fiduciary.  The  remaining  provisions of this subsection are not effective until the Primary Employer's Designee announces that they are effective. Any Fiduciary may suggest the removal of another Fiduciary or a member of another Fiduciary by providing written notice as described in the next two sentences. In the case of a Fiduciary, the notice must be provided to that Fiduciary and the Administrator; in the case of a Fiduciary-member, the notice must be provided to the affected Fiduciary-member, to all other members of that Fiduciary, and to the Administrator. The written notice must state that, in the opinion of the proposing Fiduciary, that other Fiduciary or Fiduciary-member should not continue to

                                      10-9

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                serve because of the existence of or the appearance of control or an interest that is inconsistent with that Fiduciary's or Fiduciary-member's ability to act for the benefit of the Participants under the Plan. If the Fiduciary or Fiduciary-member targeted for removal does not consent to the proposed removal, then to pursue the removal the proposing Fiduciary must provide the written notice described in the prior sentence to one or more other Fiduciaries. The removal is effective only if at least one other Fiduciary consents to the proposed removal.

            (g) Resignation.  If a Fiduciary is not a multiple-person Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Administrator. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Administrator. A Fiduciary or a Fiduciary-member and the Administrator may agree to a shorter notice period for resignation.

            (h) Successor  appointment.  If a Fiduciary resigns or is removed or otherwise ceases to serve, the Administrator may appoint a successor Fiduciary. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, that Fiduciary may appoint a successor Fiduciary-member. A successor Fiduciary or Fiduciary-member may not be the Primary Employer, the Primary Employer's Designee, any Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each successor Fiduciary and Fiduciary-member is subject to all of this section's provisions.

            (i) Additional  Fiduciaries;  continuing service.  The Administrator may appoint additional Fiduciaries and may appoint additional individuals or entities as members of a multiple-person Fiduciary. An additional Fiduciary or Fiduciary-member may not be the Primary Employer, the Primary Employer's Designee, any Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each additional Fiduciary and Fiduciary-member is subject to all of this section's provisions. Subject to this section's

                                     10-10

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                provisions on removal and resignation, each Fiduciary and each Fiduciary-member continue to serve.

            (j) Qualification.   Each  successor  or  additional   Fiduciary  or
                Fiduciary-member appointed may qualify by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor Fiduciary or Fiduciary-member, and each additional Fiduciary or Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

10.07.    Operation of Multiple-person Fiduciaries

            (a) Other Fiduciaries generally. This Plan section's references to a
                Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator.

            (b) Suspension  Period.  During a  Suspension  Period,  the  Primary
                Employer's and Primary Employer's Designee's powers under this section are suspended and the Administrator acts in the Primary Employer's and Primary Employer's Designee's place.

            (c) Rules and guidelines.  A multiple-person  Fiduciary may adopt or amend rules and guidelines that its members deem desirable to govern its operations according to this Plan. A Fiduciary's rules adopted or amended according to this subsection must be communicated to the Administrator and to the Primary Employer's Designee and may not cause that Fiduciary to act in any way that is prohibited by this Plan or cause that Fiduciary to fail to act in any way that is required by this Plan. Fiduciary rules and guidelines adopted or amended may be further amended or eliminated for any reason by the Primary Employer's Designee.

                                     10-11

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (d) Records.  Each  multiple-person  Fiduciary must keep a record of all of its proceedings and acts and all other data related to its responsibilities under this Plan. Each Fiduciary must notify the Administrator of any of its actions other than routine actions and must notify any other person when notice to that other person is required by law.

            (e) Multiple-person    Fiduciary's    acts    and    decisions.    A
                multiple-person Fiduciary's acts and decisions must be made by a majority vote if the number of persons who constitute that Fiduciary is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Fiduciary need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Fiduciary-members are deadlocked, subject to the provisions of subsection (b), the Primary Employer's Designee must make the determination and that determination is binding on all persons. A Fiduciary-member is not disqualified from exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

            (f) Multiple-person    Fiduciary's    delegation    of    authority.
                Fiduciary-members may delegate to one or more of their number authority to sign documents on behalf of that Fiduciary or to perform ministerial acts, but no Fiduciary-member to whom that authority is delegated may perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without designation from the other persons who constitute that Fiduciary, one Fiduciary-member may execute instruments or documents on behalf of all members until the other members object in writing and file that objection with the Primary Employer's Designee.

            (g) Ministerial duties. A multiple-person Fiduciary may adopt by-laws and similar rules consistent with the Plan and its

                                     10-12

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                purposes. A multiple-person Fiduciary may choose a chairman from its members and may appoint a secretary to keep such records of that multiple-person Fiduciary's acts as may be necessary. The secretary need not be a member of that multiple-person Fiduciary. The secretary may perform purely ministerial acts delegated by that multiple-person Fiduciary.

10.08.    Administrator's,  Plan Committees' Powers and Duties

            (a) Plan decisions.  The Administrator  and, as to  responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee must administer the Plan by its terms and has all powers necessary to do so. The Administrator must designate one of its members or someone else as agent for service of legal process. The Administrator must interpret the Plan. The duties of the Administrator include, but are not limited to:

                (1)   determining   the  answers  to  all   questions
                      relating  to  the  Employees'   eligibility  to
                      become Participants;

                (2) communicating with and directing the Primary Employer's Designee and any holder of Plan assets (including Insurers and any Trustee or co-Trustee) on the time, amount, method, and form of benefits to pay to Participants and Beneficiaries;

                (3)   authorizing  and directing  all Plan asset  disbursements;
                      and

                (4) directing the Primary Employer's Designee and any holders of Plan assets (including Insurers and any Trustees or co-Trustees), according to the terms of this Plan, to disburse assets held by them in payment of obligations to accomplish the purposes of this Plan.

            (b) Conclusive determination. Subject to the appeals procedures in Plan section 6.03, a determination by the Administrator

                                     10-13

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

                and, as to responsibilities assigned according to this Plan to a Plan Committee, a determination by that Plan Committee made in good faith is conclusive and binding on all persons. No decision of the Administrator or of a Plan Committee, however, may take away any rights specifically given to a Participant by this Plan.

            (c) Participation.  If  the  Administrator  or a  member  of a  Plan
                Committee is also a Participant, he must abstain from any action that directly affects him as a Participant in a manner different from other similarly situated Participants. Except as provided in Plan article 8, the Plan does not prevent either an Administrator or a member of a Plan Committee who is also a Participant or a Beneficiary from receiving any benefit to which he may be entitled, if the benefit is computed and paid on a basis that is consistently applied to all other Participants and Beneficiaries.

            (d) Agents   and   advisors.    The   Administrator   and,   as   to
                responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may employ and compensate from the Employers' funds--the allocation of those expenses among the Employers is conclusively determined by the Primary Employer's Designee--or from Plan assets (including Plan Contracts or any Trust Fund) according to the Plan section entitled "Payment of Expenses" (see Plan section 10.11) such accountants, counsel, specialists, and other advisory and clerical persons (to the extent that clerical and office help are not supplied by an Employer) as it deems necessary or desirable in connection with the Plan's administration. The Administrator may designate any person as its agent for any purpose. The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee is entitled to rely conclusively on any opinions or reports furnished to it by its accountant or counsel. Except to the extent prohibited by law, the Administrator and each Plan Committee is fully protected by the Employers, Employees, and the Participants whenever it takes action based in good faith on advice from its advisors.

                                     10-14

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

10.09.    Discretion  of  Administrator,   Plan   Committees

            (a) Exclusive  discretion.  The Administrator's  discretionary power and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee's discretionary power to perform or consent to any act is exclusive except for acts of willful misconduct or knowing violations of law.

            (b) Waivers.  In its  administration  of the Plan, but only with the consent of the Primary Employer's Designee, the Administrator may waive any Plan requirements that might otherwise result in an individual's disqualification or failure to qualify as a Participant or a loss or deprivation of Plan benefits to or for the individual (including the extension of derivative benefits such as benefits for relatives or dependents of Participants) as a result of the individual's transfer, such as a transfer between divisions of an Employer or between Employers (or any other transfer). With the Primary Employer's Designee's consent (or with the consent of a person vested with the appropriate Primary Employer or Primary Employer's Designee power according to Plan article 8), the Administrator may credit service for an Employer's predecessor's business as Service for the Employer, even if that is not required by law. Except as provided in Plan article 8, the  Primary  Employer's  Designee  may  direct  that credit. Any individual may apply for relief under this subsection by following this Plan's procedures for claims and reviews of claims.

10.10.    Records and Reports

            (a) Reports.   The  Employers   must  supply   information   to  the
                Administrator sufficient to enable the Administrator to fulfill its duties. The Administrator must advise each Trustee or co-Trustee of information necessary or desirable to that Trustee's or co-Trustee's administration of the Trust Fund. The Administrator must advise each Insurer of information necessary or desirable to that Insurer's administration of Plan Contracts.

                                     10-15

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (b) Records. The Administrator must keep books of account,  records, and other data necessary for proper administration of the Plan, showing the interests of the Participants under the Plan. The Administrator may appoint a Trustee, co-Trustee, Insurer, or any other person as agent to keep records, if the Trustee, co-Trustee, Insurer, or other person accepts the duties.

10.11.    Payment of Expenses

          Unless otherwise determined by the Primary Employer's Designee or by a person vested with the necessary Primary Employer or Primary Employer's Designee power according to Plan article 8, the
          Administrator serves and all members of any Plan Committee serve without compensation. Until the Primary Employer's Designee notifies the Administrator or the affected Plan Committee to the contrary, all expenses of the Administrator and each Plan Committee must be paid by the Employers, with the allocation of those expenses among the Employers determined conclusively by the Primary Employer's Designee. Expenses of the Administrator and each Plan Committee include any expenses incident to the functioning of the Administrator or that Plan Committee, fees of accountants, counsel, and other similar specialists, and other costs of administering the Plan. If the Employers are not responsible for the expenses of the Administrator or of a specific Plan Committee, the Administrator or that Plan Committee must direct a holder of Plan assets (a Trustee or co-Trustee first, if there is one; any other Fiduciary next; and Insurers last) to distribute payment or reimbursement of reasonable expenses from Plan assets.

10.12.    Notification to Interested Parties

          The Administrator must take all reasonable steps to notify all Interested Parties of the existence and provisions of this Plan, the Plan Contracts, or any Trust Agreements. When the Plan, a Plan Contract, or a Trust Agreement is amended in any way affecting Participant benefits (which does not include amendments relating to

                                     10-16

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

          administrative matters or clerical errors), the Administrator must notify all affected Interested Parties of the amendments and inform them of the substance of the amendments.

10.13.    Notification of Eligibility

          Within a reasonable period before it is necessary to determine eligibility, each Employer must give the Administrator a list of its Employees, showing all information necessary to determine current eligibility.

10.14.    Other Notices

          At all appropriate times, the Administrator must notify each Employer and all other appropriate parties that certain actions must be taken or that payments are due.

10.15.    Annual Statement

          As and when required by law, the Administrator must give each Participant a statement showing the status of the Participant's Earned Benefit as of the close of the preceding Plan Year.

10.16.    Limitation  of   Administrator's   and  Plan  Committees'
          Liability

            (a) Separate liability. If permissible by law, the Administrator and each member of each Plan Committee serves without bond. If the law requires bond, the Administrator must secure the minimum required (or any greater amount set by the Primary Employer's Designee) and obtain necessary payments according to Plan section 10.11. Except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for another Administrator's or member's act or omission or for another Fiduciary's act or omission. To the extent allowed by law and except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for any action or omission that is not the result of the Administrator's or member's own negligence or bad faith.

                                     10-17

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

            (b) Indemnification.  As  permitted  by law,  and as  limited by any written agreement between the Primary Employer and the Administrator or between the Primary Employer and the Plan Committee or member in question, the Employers must indemnify and save the Administrator and each member of each Plan
                Committee harmless against expenses, claims, and liability arising out of being the Administrator or a member of that Plan Committee, except expenses, claims, and liability arising out of the individual's own neglience or bad faith. The Primary Employer's Designee may obtain insurance against acts or omissions of the Administrator and the members of each Plan Committee. If the Primary Employer's Designee fails to obtain insurance to indemnify, the Administrator or a member of any Plan Committee may obtain insurance and must be reimbursed according to Plan section 10.11 and as permitted by law. Except during periods in which its power is suspended or terminated according to Plan article 8, at its own expense, the Primary Employer's Designee may employ the Primary Employer's own counsel to defend or maintain, either in the Primary Employer's own name or in the name of the Administrator, any Plan Committee, or any of its members, any suit or litigation arising under this Plan concerning the Administrator, that Plan Committee, or any of its members. The indemnification provided in this Plan subsection must be coordinated by the Primary Employer's Designee. The Primary Employer's Designee must allocate expenses to Employers under this subsection. The Primary Employer's Designee's allocation is conclusive.

            (c) Fiduciaries.   The   Administrator   may   name   and,   as   to
                responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may name any other person as a Fiduciary in the process of delegating any responsibility and power of the Administrator or of that Plan Committee, and by naming that person, the Administrator or that Plan Committee limits its own duties and responsibilities to the extent specified in that delegation.

                                     10-18

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991

10.17.    Errors and Omissions

          Individuals and entities charged with the administration of the Plan must see that it is administered in accordance with its terms as long as it is not in conflict with ERISA. If an innocent error or omission is discovered in the Plan's operation or administration, and if the Administrator determines that it would cost more to correct the error than is warranted, and if the Administrator determines that the error did not cause a penalty or excise-tax problem, then the Administrator may authorize any equitable adjustment it deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Employer contributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Participants in the same relative position they would have enjoyed if there had been no error or omission. Any contribution made pursuant to this section is an additional discretionary contribution.

10.18.    Communication  of  Directions  from  Participants

          All Participant rights contained in the Plan, any Plan Contract, or any Trust Agreement to direct any action may be exercised only by directions communicated to the Administrator. The Administrator must communicate those directions to the appropriate Insurers, Trustees, co-Trustees, or any other appropriate persons. All Participant directions communicated by the Administrator are deemed by the recipient to be true and accurate, and each recipient of directions is entitled to rely conclusively upon the directions.



                                     10-19

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991




                                   ARTICLE 11

                                   DEFINITIONS


11.01. Account means an individual's interest other than an Earned Benefit (except for Suspense Accounts, including any Employer-identified Suspense Accounts, Excess-addition Suspense Accounts, and Income Suspense Accounts) under this Plan, determined in each case according to the appropriate plan's provisions. For this Plan, Account means an individual's interest, other than an Earned Benefit, under this Plan according to this Plan's provisions. A Participant's Account in this Plan is his funded interest under this Plan but not including any Plan Liability Account.

          (a) A Participant may have several identified accounts in this Plan. When Account is used without modification, it means the sum of all of the Participant's identified funded accounts but not including any Plan Liability Account.

          (b) Account refers to the value of the Trust Fund or Contracts set aside for and allocated to a Participant or to assets specifically allocated as assets (such as Employer Stock, if shares are allocated to individual accounts) in the Trust Fund set aside for and allocated to a Participant.

          See also After-tax Savings Account, Employee Contribution Account, Employer Contribution Account, Employer-designated Suspense Account, Excess-addition Suspense Account, Income Suspense Account, Supplemental Account, Suspense Account, and Transfer Account.

          Accounts are explained further in the Plan section entitled "Accounts" (see Plan section 4.05), and allocations to Accounts are generally covered in Plan article 4.

11.02. Accrual Computation Period refers to a computation period used in a Defined Contribution Plan to determine eligibility for allocations from contributions. This Plan's Accrual Computation Period is the

                                      11-1

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          Plan Year and any shorter period used by the Administrator according to any exhibits and the Plan article 4 subsection entitled "Program of Allocations" (see Plan section 4.06(b)).

11.03.    Accrued Benefit

          (a) Accrued Benefit is defined in ERISA section 3(23) and refers to the accumulated entitlement attributable to an individual's participation in a Pension Plan that is a Qualified Plan or a Nonqualified Pension Plan, without regard to whether that interest is Forfeitable or Nonforfeitable.

          (b) For an Employer-maintained Nonqualified Pension Plan or Pension Plan that is a Qualified Plan and has only individual accounts and no other benefit, Accrued Benefit means an individual's funded Account balance according to that plan but excluding any balances attributable to accounts like this Plan's Plan Liability Accounts.

          (c) For an Employer-maintained Defined Contribution Plan, Accrued Benefit means an individual's funded Account balance, which does not include any part of a Plan Liability Account; however, this Plan uses the term "Account" more often to refer to the Plan's benefits exclusive of its Earned Benefits; and occasionally, Accrued Benefit is used to mean a Participant's total benefit (Plan Contract ownership leading to death benefit plus potential other benefits) as if Account balances + Earned Benefits = Accrued Benefit.

          (d) Accrued Benefit, for any Employer-maintained Defined Benefit Plan, means an individual's right to a benefit that is determined under that plan and, except as provided in ERISA section 04(c)(3), that is expressed as an annual benefit beginning at normal retirement age.



                                       11-2

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



11.04. Acquiring Person means any Person who satisfies the requirements of either subsection (a) or (b) of this section.

          (a) A Person, considered alone or together with all Control Affiliates and Associates of that Person, becomes directly or indirectly the beneficial owner of Securities representing at least thirty percent of the Sponsor's then outstanding Securities entitled to vote generally in the election of the Board.

          (b) A Person enters into an agreement that would result in that Person satisfying the conditions in subsection (a) or that would result in an Employer's failure to be an Affiliate.

11.05. Active Participant means a Participant who is a Covered Employee. An Active Participant is not automatically entitled to allocations from all contributions or according to all Plan exhibits mentioned in the Plan article subsection entitled "Program of Allocations" (see Plan section 5.06(b)).

11.06. Adjusted Severance from Service Date is determined according to Treasury Regulation section 1.410(a)-7T.

11.07. Administrator means a single person (an individual or an entity) or a Plan Committee that is a Named Fiduciary appointed according to Plan article 10 to be the Plan's person described in ERISA section (16).

11.08. Administrator's Rules means any interpretations or operating guidelines, regulations, or rules established by or for the Administrator for operating the Plan, as authorized by the Plan's provisions.

11.09.    Affiliate means, as to an Employer,

          (a) a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C), of which that Employer is a member according to Code section 414(b);


                                      11-3

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



          (b) a trade or business (whether or not incorporated) that is under common control with that Employer as determined according to Code section 414(c); or

          (c) a member of an affiliated service group of which that Employer is a member according to Code section 414(m).

          See also: Control Affiliate and ERISA Affiliate, which is defined according to ERISA section 407(d)(7).

11.10. Affiliate-maintained means, as to an Affiliate, the same thing that Employer-maintained means as to an Employer.

11.11. After-tax Savings Account refers to a Participant's Account to which assets attributable to his Mandatory Contributions--other than Mandatory Contributions to maintain Earned Benefits, as required by the Plan--and his Voluntary Contributions are allocated.

11.12. Age means how old a person was on his immediate past (most recent) birthday.

11.13. Agreement refers to any agreement between a Participant and an Employer, to the extent that the agreement relates to this Plan; Agreement should not be confused with Trust Agreement.

11.14. Allocation Period refers to the time after a Plan contribution occurs and before a distribution of Plan benefits occurs. Except during a Suspension Period, each Allocation Period may be but moments, long enough to create Account balances and reduce Plan Liability Accounts.

11.15. Alternate Payee means a Participant's Spouse, former Spouse, child, or other dependent who is recognized by a Domestic Relations Order as having a right to receive all or a portion of the benefits payable under the Plan with respect to that Participant.

11.16.    Annual  Addition means any allocation to a Participant's  Account.  No
          Annual Addition is permissible or is credited to an individual's Accrued Benefit for any Plan Year if, when added to his other

                                      11-4

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


          permissible Annual Additions, the total would exceed his Maximum Annual Addition allowance for the Plan Year. Any amount that cannot be credited to an individual's Accrued Benefit according to the Plan subsections entitled "General limits" and "Maximum Annual Addition limitations" (see Plan sections 4.04(a) and (e)) is not an Annual Addition for the Plan Year but is an Excess Annual Addition.

11.17.    Assignment or Alienation include arrangements described in subsections
          (a) and (b) and specifically exclude arrangements described in subsections (c) through (g).

          (a) An arrangement providing for the payment to an Employer of Plan benefits that otherwise would be due the Participant under this Plan is an Assignment or Alienation.

          (b) A direct or indirect arrangement (whether revocable or irrevocable) in which someone acquires from a Participant or Beneficiary a right or interest enforceable against the Plan in or to all or any part of a Plan benefit payment that is or may become payable to the Participant or Beneficiary is an Assignment or Alienation.

          (c) An arrangement for withholding federal, state, or local tax from Plan benefit payments is not an Assignment or Alienation.

          (d)   An  arrangement   for  the  recovery  by  the  Plan  of  benefit
                overpayments previously made to a Participant or Beneficiary is not an Assignment or Alienation.

          (e) An arrangement for the transfer of benefit rights from the Plan to another Pension Plan is not an Assignment or Alienation.

          (f) An arrangement for the direct deposit of benefit payments to an account in a bank, savings and loan association, or credit union is not an Assignment or Alienation, but only if that arrangement is not part of one that would otherwise constitute an Assignment or Alienation (for example, an allowable

                                      11-5

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                arrangement   could   provide  for  the  direct   deposit  of  a
                Participant's benefit payments to a bank account held by the Participant and the Participant's spouse as joint tenants).

          (g)   An  arrangement  that  is  pursuant  to  a  Qualified   Domestic
                Relations Order is not an Assignment or Alienation.

          (h) An arrangement by which a Participant or Beneficiary directs the Plan to pay all or part of a Plan benefit payment to a third party, including an Employer, is not an Assignment or Alienation if

                (1)   the   arrangement  is  revocable  at  any  time  by  the
                      Participant or Beneficiary; and

                (2) the third party files a written acknowledgement of the arrangement with the Administrator. To be satisfactory, a written acknowledgement must state that the third party has no enforceable right in or to any Plan benefit payment or part of a Plan benefit payment (except to the extent of payments already received according to the terms of the arrangement). A blanket written acknowledgement for all Participants and Beneficiaries who are covered under the arrangement with the third party is sufficient. The written acknowledgement must be filed with the
                      Administrator no later than ninety days after the arrangement is entered into or by any later date permitted by Treasury regulations.

11.18. Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                The term Associate used to indicate a relationship with any person, means (1) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity


                                      11-6

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any of its parents or subsidiaries.

          For purposes of this Plan, Associate does not include the Primary Employer or a Majority-owned Subsidiary of the Primary Employer.

11.19. Basic Contribution means the Employer contribution described in the Plan section entitled "Basic Contribution" (see Plan section 3.05).

11.20. Beneficiary or Beneficiaries is defined in ERISA section 3(8). That source indicates that Beneficiary or Beneficiaries mean one or more individuals or other entities so designated by a Participant according to the Plan subsection entitled "Beneficiary designation" (see Plan section 7.02(b)) or, if there is no effective designation, then as enumerated in that Plan subsection.

11.21. Beneficiary-owner means a Beneficiary to whom an ownership interest in a Plan Contract issued on the life of a Participant has been transferred.

11.22. Board or Board of Directors, without modification, means the Primary Employer's board of directors or governing body and, with modification, means the board of directors or governing body of the entity referred to.

11.23. Break in Service is a Vesting Period of Severance. An Employee has a one-year Break in Service if, after crediting Service for Maternity or Paternity Leaves of Absence, he has twelve consecutive months in a Break in Service.

11.24.    Code  means  the  Internal   Revenue  Code  of  1986,   including  its
          predecessor versions and its subsequent versions, as currently amended for the applicable time.


                                      11-7

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.25. Compensation, for any individual, means the annual base salary received from the Employer on whose payroll the individual currently is enrolled.

11.26. Continuing Directors means those members of the Board who satisfy the requirements of either subsection (a), subsection (b), or subsection
          (c) of this section.

          (a) The individual was a Board member before an event defined as a First-tier Trigger Event or before an event defined as a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

          (b) The individual was a Board member at the end of a Suspension Period that started with a First-tier Trigger Event or that started with a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

          (c) The individual was nominated for election or elected by a two-thirds majority vote of Board members who satisfy the requirements of subsection (a) or (b) of this section.

          A Board member may not satisfy the requirements of this section if that member was nominated for election or elected by Board members who are elected by or recommended for election by an Acquiring Person.

11.27. Contract means a life insurance policy issued by an Insurer on the life of a Covered Employee (including a Plan Contract). A Contract is a Plan Contract if it is one of the divided-ownership Contracts described in the definition "Plan Contract." The Plan's interest in a Contract (including a Plan Contract) is a Plan asset until the Plan's interest in that Contract is transferred or distributed to a Participant-owner or Beneficiary-owner to satisfy some or all of an Earned Benefit (a death benefit or another type of benefit); upon that distribution, the Contract is no longer a Plan asset. If there is any conflict between provisions of this Plan and the terms of the Contract

                                      11-8

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


          issued according to this Plan, the provisions of the Contract relating to the treatment of the Contract itself and its distributions must control.

11.28. Control, Controlling, and all variants (including under common Control with) are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                The term Control (including the terms controlling, controlled by, and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

11.29. Control Affiliate, with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                An affiliate of, or a person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

11.30. Covered Employee means an Employer's Employee who is eligible to participate in the Management Incentive Compensation Plan of Crestar Financial Corporation or who has been designated (by name or by description, and the description can identify a group) by the Primary Employer's Designee as a Covered Employee, who has not Separated from Service since becoming a Covered Employee, and who has not had his designation as a Covered Employee revoked by the Primary Employer's Designee.

11.31. Credited Service means Hours of Service accumulated for a Computation Period; otherwise, it means Service generally.

                                      11-9

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



11.32. Current Earned Benefit means a currently enjoyed Earned Benefit described in the Plan section entitled "Benefits Provided" (see
          Plan section 4.01) or in a lettered Plan exhibit, such as a death-benefit promise that would pay benefits if the individual in question were to die immediately. A Current Earned Benefit might expire after a certain term, such as a Current Earned Benefit of yearly renewable term insurance. A Current Earned Benefit may be Nonforfeitable or Forfeitable as described in the Plan article entitled "Vesting" (see Plan article 5).

          See also Nonforfeitable and Forfeitable.

11.33.    Defined  Benefit  Plan or DBP means a plan  defined  in ERISA  section
          3(35).

11.34. Defined Contribution Plan or DCP means a plan defined in ERISA section 3(34).

11.35.    Disabled,  Disability means entitled to receive benefits on account of
          disability   under  the  Crestar   Financial   Corporation  Long  Term
          Disability Benefits Plan or the Crestar Financial Corporation Executive Welfare Plan.

11.36. Domestic Relations Order is defined in ERISA section 206(d)(3)(B)(i).

11.37. Earliest Retirement Age, for purposes of Qualified Domestic Relations Orders is defined in ERISA section 206(d)(3)(E)(ii).

11.38.    Early  Retirement  under this Plan means Separation from Service after
          attainment  of  Age  fifty-five   and  before   attainment  of  Normal
          Retirement Age.

11.39. Earned Benefit is not defined in ERISA but refers to the accumulated entitlement attributable to an individual's participation in this Plan's welfare benefits, without regard to whether that interest is Forfeitable or Nonforfeitable.

                                     11-10

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



11.40. Earnings, for any individual for any relevant period, means the largest amount that the individual may consider as taxable income from the Employers in return for his services.

11.41. Effective Date is January 1, 1991. The Effective Date refers to the date of origin of the Plan as memorialized in this document and is the date on which this document's provisions are effective.

11.42. Eligibility Service Year means a Year of Service credited for the Participant's Computation Periods defined in Labor Regulation section 2530.202-2(a) and (b)(2).

11.43. Eligible Employee, no earlier than the Effective Date, means a Covered Employee on whose life a Contract has been issued and made effective by an Insurer and who has satisfied the conditions of eligibility and may therefore accrue benefits (even in the form of Plan Liability Accounts that might be satisfied later by contributions) according to one of this Plan's lettered exhibits describing a category of Plan benefits. An Employee's status as an Eligible Employee applies separately to each benefit category described in one of this Plan's lettered exhibits. Even when an Employee becomes a Participant for purposes of one such category of benefits, he is not automatically an Eligible Employee as to all such benefit categories, and he must satisfy each exhibit's requirements separately.

11.44. Employee is an individual who renders personal services to or through an Employer or an Affiliate and who is subject to the control of an Employer or an Affiliate. An individual who is in an employer-employee relationship with an Employer or an Affiliate as determined for Federal Insurance Contribution Act purposes and Federal Employment Tax purposes, including Code section 3401(c), automatically satisfies the preceding sentence's requirements for determinations of whether that individual renders personal services and is subject to the control of an Employer or an Affiliate.

11.45. Employee Contribution means a Participant's Mandatory Contributions or Voluntary Contributions.

                                     11-11

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.46. Employee Contribution Account, as to any Participant, means the value of the Plan assets, including assets of the Trust Fund, attributable to Participant contributions that are set aside for and allocated to that Participant. The amount does not include earnings on the contributions until those Earnings are allocated to that Account according to this Plan, but it does include interests in Contracts (but not Plan Contracts) or other assets procured from those contributions and held for the benefit of that Participant (see After-tax Savings Account).

11.47. Employer means the Primary Employer and the other entities identified in the Plan section entitled "Primary Employer and Other Employers" (see Plan section 1.07); any successor by merger, purchase, or otherwise that maintains the Plan; or any predecessor that has maintained the Plan. Service to an unincorporated business or practice to which an Employer has become successor will be considered to be Service for that Employer.

11.48. Employer Contribution Account means a Participant's Supplemental Account, his Named Accounts, and the portion of his Transfer
          Account attributable to Employer contributions. Employer Contribution Account includes either the assets derived from the Employer contributions or the value of the assets derived from the Employer contributions, derived from Forfeitures and their earnings, and interests in Contracts or other assets procured from those contributions and earnings held for the benefit of the Participants.

11.49. Employer-designated Suspense Account means a Suspense Account governed by Plan section 4.10.

11.50. Employer-maintained refers to each employee-benefit plan directly or indirectly established according to law or continued by an Employer.

11.51. Entry Date generally means the date that an Eligible Employee begins participation under the Plan. A Participant's Entry Date is the date set for that individual according to Plan article 2 or by the Primary Employer's Designee.

                                     11-12

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991




11.52. ERISA means the Employee Retirement Income Security Act of 1974, excluding its title II, as currently amended for the applicable time.

11.53. ERISA Affiliate means an affiliate as defined in ERISA section 407(d)(7). ERISA section 407(d)(7) states that a corporation is an affiliate of an Employer if it is a member of any controlled group of corporations (as defined in Code section 1563(a), except that "applicable percentage" is substituted for "eighty percent" whenever the latter percentage appears in Code section 1563(a)) of which that Employer is a member. For purposes of the preceding sentence, the term "applicable percentage" means fifty percent or such lower percentage as the Secretary of Labor may prescribe by regulation. ERISA section 407(d)(7) also provides that a person other than a corporation is treated as an Employer's affiliate to the extent provided in regulations of the Secretary of Labor of the United States, and it provides that an Employer that is not a corporation is treated as having affiliates to the extent provided in such regulations. The definition of ERISA Affiliate in this section is adjusted as appropriate to be consistent with any regulations that are promulgated.

11.54. Excess-addition Suspense Account means an Account required according to Plan section 4.04 to hold amounts that may not be allocated to Participants' Accounts without exceeding this Plan's limitations on Annual Additions.

11.55. Excess Annual Additions are amounts that ordinarily would be allocated to Participants' Accounts but cannot be allocated as Annual Additions in the Plan for a Plan Year. Excess Annual Additions are governed by the Plan subsection entitled "The Excess-addition Suspense Account" (see Plan section 4.04(h)).

11.56. Fiduciary is defined in ERISA section 3(21) and means a person (defined in ERISA section 3(9) to include an individual, partnership, joint venture, corporation, mutual company, joint-stock company, trust, estate, unincorporated organization, association, or employee

                                     11-13

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          organization) described in any of this section's subsections, but only to the extent that the subsection is true as to that person.

          (a) The person exercises any discretionary authority or discretionary control respecting management of this Plan or exercises any authority or control respecting management or disposition of Plan assets.

          (b) The person renders investment advice for a fee or other compensation, direct or indirect, for any moneys or other property of this Plan or the Trust Fund, or has any authority or responsibility to do so.

          (c)   The  person  has   discretionary   authority  or   discretionary
                responsibility in the administration of this Plan.

          (d) The person accepts the designation from any Named Fiduciary authorized to designate persons other than Named Fiduciaries to carry out fiduciary responsibilities according to this Plan.

          As provided in ERISA sections 3(21) and 404(c)(1), Fiduciary does not include a Participant or a Beneficiary with respect to his directions according to this Plan or a Trust Agreement when he exercises control over the assets in his Account; nor does it include an investment company registered under the Investment Company Act of 1940 or the investment advisor of the investment company merely because assets of the Trust Fund are invested in securities issued by the investment company.

11.57.    First-tier Trigger Event

          (a) First-tier Trigger Event means an event described in this Plan's exhibit entitled "First-tier Trigger Events"; that exhibit may be amended by the Primary Employer without amending this Plan, except during a Suspension Period. Until the exhibit entitled "First-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.


                                     11-14

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



          (b) A First-tier Trigger Event occurs if the Primary Employer's Board meets (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.

11.58. Fiscal Year means the Trust's tax year for federal income tax purposes.

11.59. Forfeitable means the portion of an Account or Earned Benefit that may be reduced, cancelled, or otherwise eliminated as described in the Plan article entitled "Vesting" (see Plan article 5). A Forfeitable Account or Earned Benefit may be cancelled in whole or in part by the Primary Employer's Designee at any time. The expiration of a Forfeitable Earned Benefit may be accelerated by the Primary Employer's Designee at any time. The amount of any benefit payment for a Forfeitable Earned Benefit may be reduced by the Primary Employer's Designee at any time.

11.60. Forfeiture, Forfeit, and all variants refer to an individual's Forfeitable Earned Benefit which is reduced, cancelled, or otherwise eliminated.

11.61. Fund and Trust Fund all refer to Plan Assets according to the Plan section entitled "Trust Fund; General Amounts; Segregated Amounts" (see Plan section 9.03).

11.62. General Amounts means the Trust Fund excluding Segregated Amounts according to the Plan section entitled "Trust Fund; General Amounts; Segregated Amounts" (see Plan section 9.03).

11.63. Hour of Service means each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an Affiliate, as provided in Labor Regulation section 2530.200b-2.

11.64.    Income  Suspense  Account  means a Suspense  Account  governed by Plan section 4.11.


                                     11-15

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.65. Insurer means a licensed insurance company qualified according to ERISA section 403(b)(1) that has issued, or may issue, a Contract to the Trustee or a Contract that is a Plan Asset according to the terms of this Plan.

11.66. Interested Person or Interested Party means each Employer, the Administrator, each Participant, and each Beneficiary of a deceased Participant.

11.67.    Introduction  means  the  part  of this  document  with  that  heading
          immediately   preceding  Plan  article  1.  The   Introduction   is  a
          substantive part of the Plan.

11.68.    Investment   Manager  is  defined  in  ERISA   section   3(38).   An
          Investment Manager is a Fiduciary (other than a Trustee or Named Fiduciary)

          (a) who has the power to manage, acquire, or dispose of any Plan asset;

          (b)   who either

                (1)   is  registered  as  an  investment   adviser  under  the
                      Investment Advisers Act of 1940,

                (2)   is a bank under the Investment Advisers Act of 1940, or

                (3) is an insurance company qualified to perform services described in subsection (a) under the laws of more than one state (defined to include the District of Columbia); and

          (c) has acknowledged in writing that he is a Fiduciary as to the Plan.

11.69. Involuntary Cash-Out means a distribution without the Participant's consent of a Participant's entire Nonforfeitable Account balance after


                                     11-16

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          the Participant has Separated from Service with the Employers and terminated participation in the Plan.

11.70. Leave of Absence means an individual's non-working period (but without Separation from Service) granted by an Employer for reasons relating to

          (a) accident, sickness, or disability for which no benefits are being paid under this Plan (including Maternity or Paternity Leaves of Absence);

          (b)   job-connected education or training; or

          (c) government service, including jury duty, whether elective or by appointment.

          In authorizing Leaves of Absence for sickness, disability, maternity, education, or other purposes, an Employer must adopt a policy to be uniformly applied to all individuals, treating all individuals under similar circumstances in a similar manner.

          Any individual who leaves the employment of an Employer to enter the service of the United States of America during a period of national emergency or at any time through the operation of a compulsory military service law is deemed to be on Leave of Absence during the period of service and during any period after discharge from service in which re-employment rights are guaranteed by law.

11.71. Majority-owned Subsidiary is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                The term Majority-owned Subsidiary means a subsidiary more than fifty percent of whose outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors, is owned by the subsidiary's parent and/or one or more of the parent's other Majority-owned Subsidiaries.


                                     11-17

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.72. Mandatory Contribution means a Participants', Participant-owner's, or Beneficiary-owner's contribution that is required as a condition of obtaining benefits (or additional benefits) under this Plan. All Account balances vest (become Nonforfeitable) based on Vesting Credits that only accompany Mandatory Contributions. The Plan's Earned Benefit that is divided ownership in a Plan Contract also is based upon Mandatory Contributions in the sense that the Participant loses the divided ownership benefit if he fails to pay a premium.

11.73. Maternity or Paternity Leave of Absence means an absence from work for any period

          (a)   by reason of the pregnancy of the individual,

          (b)   by reason of the birth of a child of the individual,

          (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

          (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

11.74. Maximum Annual Addition for any individual, means this Plan's limitation on Annual Additions for that individual (see Plan section 4.04). The Maximum Annual Addition limitation is intended to avoid premature taxation of Participants.

11.75. Minimum Death Benefit, as to any Plan Contract, means the minimum amount of the death benefit payable upon the death of the Participant covered by that Plan Contract. A Participant-owner or a Beneficiary-owner may elect, according to the Administrator's Rules, a Minimum Death Benefit that is a multiple of the Participant's Compensation permitted by the Administrator. Until the Administrator announces otherwise, the Minimum Death Benefit permitted is between one and five times the Participant's Compensation. The Minimum Death Benefit elected as to each Plan Contract is listed in a schedule to this Plan.

                                     11-18

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.76. Named Account means an Employer Contribution Account identified in Plan section 4.05(b) but not otherwise identified in these definitions, created according to Plan article 3 and Plan article 4 to provide special Accrued Benefits, the nature of which benefits will usually be reflected in the Administrator's identification of the Account.

11.77. Named Fiduciary is defined in ERISA section 402(a)(2) and, as to this Plan, means the Primary Employer, any Sponsor, any other Employer, and the Administrator, as well as a Fiduciary who, according to the provisions of this Plan, is identified as a Named Fiduciary by the Primary Employer.

11.78. Nonforfeitable is defined in ERISA section 3(19) for Pension Plans and has a similar definition for purposes of this Plan. Nonforfeitable means a claim obtained by an individual to part or all of an Account or Earned Benefit arising under this Plan if the claim is legally enforceable against this Plan or any Insurer and cannot be reduced, cancelled, or eliminated by acceleration of its expiration date.

11.79. Normal Retirement Age means a Participant's sixty-fifth birthday.

11.80. Normal Retirement Date for any Pension Plan, means the normal retirement age under that Pension Plan or, if later, the earliest date under that Pension Plan on which an individual participating in that Pension Plan may begin to receive the benefit required by law to be Nonforfeitable as of his normal retirement age.

11.81. Parent is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                A Parent of a specified person is an affiliate  controlling such
                person   directly,   or   indirectly   through   one   or   more
                intermediaries.


                                     11-19

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.82. Participant means any Employee or former Employee who has begun participation in this Plan according to Plan article 2 and whose Accrued Benefits have not been Forfeited or fully satisfied through distributions.

11.83. Participant-owner means a Participant who has an ownership interest in a Plan Contract.

11.84.    Party in Interest is defined in ERISA section 3(14) and means

          (a) any Fiduciary (including, but not limited to, any administrator, officer, trustee or co-trustee, or custodian), counsel, or employee of this Plan;

          (b)   a person providing services to this Plan;

          (c)   an Employer;

          (d) an employee organization any of whose members are covered by the Plan;

          (e) an owner, direct or indirect, of fifty percent or more of

                (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation,

                (2)   the  capital   interest  or  the  profits  interest  of  a
                      partnership, or

                (3) the beneficial interest of a trust or unincorporated enterprise,

          which is an Employer or an employee organization described in subsection (d) under this Plan;

          (f) a spouse, ancestor, lineal descendant, or spouse of a lineal descendant of any individual described in subsections (a), (b),
                (c), or (e);


                                     11-20

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



          (g) a corporation, partnership, trust, or estate of which (or in which) fifty percent or more of

                (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such a corporation,

                (2) the capital interest or the profits interest of such a partnership, or

                (3) the beneficial interest of such a trust or estate,

          is owned, directly or indirectly, or is held by persons described in subsections (a), (b), (c), (d), or (e);

          (h) an employee, officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten-percent or more shareholder (directly or indirectly) of this Plan or of a person described in subsections (b), (c), (d),
                (e), or (g); or

          (i) a ten-percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subsections (b), (c), (d), (e), or (g).

11.85. Pension Plan is defined in ERISA section 3(2) and, except as provided in ERISA section 3(2)(B), means any plan, fund, or program ever established or maintained by an employer or by an employee organization, or by both, to the extent that by its express terms or as a result of surrounding circumstances that plan, fund, or program--regardless of the method of calculating the contributions made to the plan, the method of calculating the benefits under the plan, or the method of distributing benefits from the plan--provides retirement income to employees or results in a deferral of income by employees for periods extending to the termination of employment or beyond.


                                     11-21

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



11.86. Person means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended as of January 1, 1990, which read as follows:

                When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a Person for purposes of this subsection.

          For purposes of this Plan, Person does not include the Primary Employer or any wholly-owned Subsidiary of the Primary Employer, and Person does not include any employee-benefit plan maintained by the Primary Employer or by any wholly-owned Subsidiary of the Primary Employer, and any person or entity organized, appointed, or established by the Primary Employer or by any Subsidiary for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a Person.

11.87. Plan means this Crestar Financial Corporation Executive Life Insurance Plan described in this document and its appendixes and exhibits. The Plan includes each Plan Contract and each Trust Agreement; but for ease of reference, Plan generally refers to this Plan document (and appendixes and exhibits), and Plan Contract refers to the Plan Contracts operating in conjunction with this Plan, as defined in this Plan. Trust Agreement also is defined in this article.

11.88. Plan Committee means any multiple-person Fiduciary appointed by the Sponsor or another Fiduciary according to the terms of this Plan.

11.89. Plan Contract means a Contract used in the Plan's divided-ownership arrangement to provide death benefits on a Participant's life and to

                                     11-22

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


          accumulate additional value that can be used (after accumulation) to pay or otherwise finance premiums necessary to preserve the death benefit.

11.90. Plan Liability Account means a bookkeeping record that is never part of a Participant's Accrued Benefit but that is used to show a Participant's potential allocations for some purposes under this Plan.

11.91. Plan Year, for this Plan, means the twelve-month period beginning with December 31 through December 30. For any other Plan, it means the twelve-month period on which its records are kept, as defined in ERISA section 3(39).

11.92.    Predecessor     Plan    means    a    Primary     Employer-maintained,
          Employer-maintained, or Affiliate-maintained Welfare Plan from which liabilities for benefit promises have been transferred to this Plan.

11.93.    Primary Employer means Crestar Financial Corporation.

11.94. Primary Employer-maintained refers to each Welfare Plan directly or indirectly established according to law or continued by the Primary Employer. It includes all such Welfare Plans, whether or not the plans have been terminated.

11.95. Primary Employer's Designee means the Primary Employer's Compensation and Benefits Manager or such other Primary Employer officer as the Primary Employer may designate.

11.96. Profit, for purposes of this Plan, means the Employers' total net income from all preceding years and for the tax year for which the determination is being made, determined by each Employer on the basis of its books of account and in accordance with its standard and customary accounting practices but before deduction of taxes based on income and without reduction for any special non-recurring item such as an extraordinary loss from the sale or other disposition of any asset or reserve, and without reduction for contributions to this Plan or any other Pension Plan or other plan or method of providing deferred or year-end compensation for the period for which the determination is being made.

                                     11-23

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991



11.97.    Profit-sharing   Plan,  according  to  Treasury  Regulation  section
          1.401-1(b)(ii), means a Pension Plan that is established and maintained by an employer to provide for the participation in its profits by its employees or their beneficiaries. According to Code section 401(a)(27), however, the question of whether a plan is a Profit-sharing Plan is determined without regard to the employer's current or accumulated profits and without regard to whether the employer is a tax-exempt organization. This Plan is a
          Profit-sharing Plan that is not a Qualified Plan; it is a nonqualified Pension Plan (i.e., a Pension Plan that does not meet the Code's rules for Qualified Plans) that is a Profit-sharing Plan.

11.98. Program of Allocations means the formula for allocations announced by the Sponsor according to Plan section 4.06.

11.99. Qualified Domestic Relations Order is defined in ERISA section 206(d)(3)(B)(i).

11.100. Qualified Plan or Qualified Trust refer to a plan or a trust maintained as part of a plan, in compliance with Code part I, subchapter D, chapter 1, subtitle A.

11.101. Recoverable Costs, as to any Plan Contract, are the Employer costs associated with that Plan Contract and the Plan for which the Employer has a right to be repaid by realizing on a portion of the Plan Contract's cash value and a portion of the Plan Contract's death benefit. The Recoverable Costs are equal to the sum of:

          (a)   the Employer's premium payments;

          (b) interest paid by the Employer on Plan Contract loans (or an allowance for that interest or cost set in advance by the Primary Employer's Designee as an exhibit to this Plan);

          (c)   reasonable administrative expenses paid by the Employer; and

          (d) the Employer's cost of its funds used to pay premiums, interest, and administrative expenses, calculated at 12 percent

                                     11-24

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                (or an allowance for that interest or cost set in advance by the
                 Primary Employer's Designee as an exhibit to this Plan).

          In some circumstances, Recoverable Costs is a smaller amount because fewer of the expense items are included in the calculation (see this Plan's exhibit entitled "Recoverable Costs" (if one exists) annexed as part of this Plan).

11.102. Related Entity means an Affiliate or a corporation that would be an Affiliate if the phrase "at least eighty percent" in Code section 1563(a) read "more than fifty percent" or an unincorporated trade or business that would be an Affiliate if Code section 414(c) were construed using the standard of "more than fifty percent" instead of "at least eighty percent."

11.103. Related Entity-maintained means, as to a Related Entity, the same thing that Employer-maintained means to an Employer.

11.104. Relative is defined in ERISA section 3(15) and means an individual's spouse, ancestor, lineal descendant, or spouse of a lineal descendant.

11.105. Restoration Event means an event described in Plan section 8.08(g), which ends the Suspension Period.

11.106. Retire, Retires and all variants mean that a Participant Separates from Service after becoming eligible to begin receiving a benefit under a defined benefit plan of the Primary Employer or an Employer.

11.107. Retirement means the act of Retiring or refers to periods after a person Retires.

11.108.   Second-tier Trigger Event

          (a) Second-tier Trigger Event means an event described in this Plan's exhibit entitled "Second-tier Trigger Events"; that exhibit may be amended by the Primary Employer without amending this Plan, except during a Suspension Period. Until

                                     11-25

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                the  exhibit  entitled   "Second-tier  Trigger  Events"  exists,
                subsection (b) of this Plan section is deemed to be that exhibit.

          (b) A Second-tier Trigger Event occurs if any of the circumstances described in any paragraphs of this subsection occurs.

                (1)   the  Primary  Employer  enters into any  agreement  with a
                      Person that involves the transfer of ownership of the Primary Employer or of all or at least fifty percent of the Primary Employer's total assets on a consolidated basis, as reported in the Primary Employer's consolidated financial statements filed with the Securities and Exchange Commission (including an agreement for the acquisition of the Primary Employer by merger, consolidation, or statutory share exchange--regardless of whether the Primary Employer is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange--or for the sale of substantially all of the Primary Employer's assets to that Person), and

                      (A) the agreement does not include provisions requiring that the Person must maintain the Crestar Financial Corporation Executive Life Insurance Plan and its benefits according to the Crestar Financial Corporation Executive Life Insurance Plan's terms on the date that the agreement is entered into; or

                      (B) the agreement does not include provisions requiring that the Person must establish or maintain a Welfare Plan that covers all Crestar Financial Corporation Executive Life Insurance Plan participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Crestar Financial Corporation Executive Life Insurance Plan's benefits according to the Crestar Financial Corporation Executive Life Insurance Plan's

                                     11-26

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


                           terms on the date that the agreement is entered into, as determined by an independent expert applying a standard derived from ERISA section 208; or

                      (C) the agreement satisfies the requirements of paragraph (A) or (B), but does not also provide that those provisions survive the consummation of any transaction (including a merger, consolidation, statutory share exchange, or sale transaction) so that any participant may enforce those provisions against the Person; or

                      (D) the agreement satisfies the requirements of paragraphs (A) or (B) and (C), but, in fact, the Person does not maintain the Crestar Financial Corporation Executive Life Insurance Plan or the Person does not establish or maintain a Welfare Plan that covers all Crestar Financial Corporation Executive Life Insurance Plan Participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Crestar Financial Corporation Executive Life Insurance Plan's benefits according to the Crestar Financial Corporation Executive Life Insurance Plan's terms on the date that the agreement is entered into and as determined by an independent expert applying a standard derived from ERISA section 208.

                (2) Any Person is or becomes an Acquiring Person described in Plan section 11.04(a).

                (3) During any period of two consecutive calendar years, the Continuing Directors cease for any reason to constitute a majority of the Board.

                                     11-27

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991





                For purposes of this subsection, a Second-tier Trigger Event occurs on the closing date of an agreement described in paragraph (1)(A), (1)(B), or (1)(C) or on the date of breach of an agreement, as described in paragraph (1)(D); on the date of public disclosure that a Person has become an Acquiring Person, as described in paragraph (2); or on the date that the Continuing Directors cease to constitute a majority of the Board, as described in paragraph (3).

11.109. Segregated Amounts means Trust Fund assets or Plan assets that are otherwise required by this Plan or a Trust Agreement to be credited with investment gains and losses separately from the remaining assets in the Trust Fund according to the Plan section entitled "Trust Fund; General Amounts; Segregated Amounts" and the Plan subsection entitled "Segregated Amounts" (see Plan sections 9.03 and 9.04(d)). A Segregated Amount is not the same as an Account or an Investment Fund; a Segregated Amount may be one or more named accounts, or it may merely be a part of the Trust Fund identified for special treatment.

11.110. Separation, Separation from Service, and all variants mean the cessation of the employer-employee relationship as that relationship is defined for Federal Insurance Contribution Act
          (FICA) determinations on whether compensation is wages. Specifically, the relationship of employer-employee ceases when it no longer exists for federal employment tax purposes or when it no longer satisfies those applicable Employment Tax regulations, including section 31.3401(c)-1 of the Employment Tax regulations. An individual Separates from Service when he dies, Retires, quits, leaves on account of Disability, or is discharged.

11.111. Service means employment by an Employer unless otherwise specified. For purposes of vesting as specified in this Plan, however, a Participant does not receive additional Vesting Credits for periods in which he is on a Leave of Absence (including Maternity or Paternity Leaves of Absence) or is otherwise not currently on active employment with an Employer. An Employee on Leave of Absence for sickness or disability or other purposes authorized by an Employer does not lose his status if he was an Active Participant, and

                                     11-28

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


          an Employee on Leave of Absence on the last day of the applicable computation period is deemed to be in the employ of his Employer.

11.112.   Severance from Service Date is defined in Treasury  Regulation section
          1.410(a)-7(b)(2)   as   modified  by   Treasury   Regulation   section
          1.410(a)-7T.

11.113. Sponsor means any Employer designated as a Sponsor in this Plan's schedules and exhibits.

11.114. Sponsor-maintained refers to each Welfare Plan directly or indirectly established according to law or continued by the Sponsor. It includes all relevant Welfare Plans whether or not the plans have been terminated.

11.115. Spouse means the individual legally married to a Participant (according to the laws of the individual's domicile), but that individual is not a Spouse after the marriage to the Participant is legally ended.

11.116. Subsidiary is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                A Subsidiary of a specified person is an affiliate controlled by
                such  person  directly,   or  indirectly  through  one  or  more
                intermediaries.

11.117. Supplemental Account, for any Participant, means the portion of his Employer Contribution Account mentioned in Plan section 4.05(e) and designed to provide benefits that supplement other benefits under Employer-maintained Pension Plans.

11.118. Surviving Spouse means a Participant's Spouse at the time of that Participant's death.

11.119. Suspense Account means an Employer-designated Suspense Account or an Income Suspense Account unless it is an Excess-addition Suspense Account required by the Plan section entitled "The Excess-


                                     11-29

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          addition Suspense Account" (see Plan section 4.04(h)) to hold Excess Annual Additions.

11.120. Suspension Period means the time after one Trigger Event and before the effects of all Trigger Events have been nullified by Restoration Events.

11.121.   Transfer  Account  means,  for any  Participant,  the portion of his
          Employer    Contribution    Account    attributable    to   Transfer
          Contributions.

11.122. Transfer Contribution means an Employer Contribution described in the Plan subsection entitled "Transfers" (see Plan section 3.06).

11.123. Trigger Event means a First-tier Trigger Event or a Second-tier Trigger Event.

11.124. Trust, Trust Fund, and Fund, for purposes of this Plan, refer to any trust fund established for this Plan and governed by the Trust Agreements executed to be used with this Plan according to the Plan section entitled "Plan Contracts, Trust Agreements" (see Plan section 9.02). For some purposes, reference is made to General Amounts and to Segregated Amounts, which are two components totaling the Trust Fund. These two components are more specifically described in this Plan section's subsections. Although Trust refers to the relationship (between a Trustee and the Trust Fund) governed by the Trust Agreements, the context may indicate that the term is being used to mean the Trust Fund.

          (a) Some assets are treated unlike other amounts in the Trust Fund because their gains and losses are allocated to Accounts that hold those assets, and such segregated assets are referred to as Segregated Amounts.

          (b) The term General Amounts means the entire Trust Fund reduced by the Segregated Amounts. All segregated assets must be in one or more trusts established exclusively for segregated assets, all of which will be part of the Trust Fund, but may be referred to as Segregated Amounts.


                                     11-30

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


11.125.   Trust  Agreement  means  any  agreement   executed  by  a  Trustee  or
          co-Trustee and the Sponsor to be used by this Plan as a funding vehicle (to hold Plan Assets), including amendments adopted according to its terms and the provisions of this Plan.

11.126. Trustee, for purposes of the Plan, means one or more individuals or entities so designated in a Trust Agreement. Trustee also means successors designated according to a Trust Agreement. A co-Trustee is one of a multiple-entity Trustee under a Trust Agreement.

11.127. Valuation Date, for this Plan, means the last day of each Plan Year and any other date determined by the Administrator.

11.128. Vesting Break means a Vesting Period of Severance that lasts at least one year (twelve consecutive months).

11.129. Vesting Computation Period means a twelve-consecutive-month period used to measure Vesting Credits, Vesting Periods of Severance for purposes of Nonforfeitability of benefits from Employer contributions, completion of a Year of Service for vesting after a Vesting Break, and Vesting Credits before Vesting Breaks that include twelve-consecutive-month periods for purposes of vesting. An Employee's first Vesting Computation Period is the twelve-consecutive-month period beginning on the day he first receives credit for an Hour of Service for the performance of duties. After a Vesting Break of twelve consecutive months in a Vesting Computation Period, an Employee's first Vesting Computation Period is the twelve-consecutive-month period beginning on the Employee's next date on which he first receives credit for an Hour of Service for the performance of duties. Each other Vesting Computation Period is the twelve-consecutive-month period that begins when the one before it ends.

11.130. Vesting Credit is credit earned by an Employee in order to accumulate a Nonforfeitable interest in his Account. Subject to the exceptions in the Plan subsection entitled "Exceptions" (see Plan section 5.03(b)), a Participant receives one Vesting Credit for each

                                     11-31

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


          Vesting Computation Period after he attains Age eighteen and during which he is credited with a twelve-consecutive-month Vesting Period of Service.

11.131. Vesting Hold-out Year may apply according to Code section 411(a)(6)(B) and also to Treasury Regulation section 1.410(a)-7(d)(5) for purposes of determining an individual's vested interest (Nonforfeitable Account) under the Plan attributable to Employer contributions only to an individual who has incurred a Vesting Break or a Vesting Period of Severance of at least one year (twelve consecutive months). If a Vesting Hold-out Year applies to an individual, his Periods of Service completed before his most recent Vesting Break or a Vesting Period of Severance that lasts at least one year (twelve consecutive months) are not required to be taken into account to determine his vesting until he has completed a Vesting Period of Service of at least one year after his return to Service.

11.132.   Vesting  Period of Service is defined in Treasury  Regulation  section
          1.410(a)-7(b)(6)   as   modified  by   Treasury   Regulation   section
          1.410(a)-7T.

11.133.   Vesting Period of Severance is used  according to Treasury  Regulation section 1.410(a)-7(d)(4) to determine an individual's vested interest (Nonforfeitable Account) under the Plan attributable to Employer contributions.

11.134. Vesting Rule of Parity applies only to an individual who has no Nonforfeitable interest under the Plan attributable to Employer contributions and who has incurred a Vesting Period of Severance that includes five years (sixty consecutive months). An individual to whom the Vesting Rule of Parity applies loses credit for all of his Service that would have been used to determine his vesting (Nonforfeitability of his Account) under this Plan if his Vesting Period of Severance includes consecutive years that equal or exceed the number of years to his credit from Vesting Periods of Service, whether or not consecutive, completed before his Vesting Period of Severance. In determining whether the Vesting Rule of Parity

                                     11-32

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991

          applies, an individual's Vesting Period of Service for eligibility does not include any Service lost by an earlier application of the Vesting Rule of Parity.

11.135.   Vesting  Service  Spanning  Rule  means  the  provisions  in  Treasury
          Regulation section 1.410(a)-7(d)(1)(iii) as modified by Treasury Regulation section 1.410(a)-7T.

11.136. Voluntary Cash-Out means a distribution after a Participant's Separation from Service and termination of participation in the Plan of all of a Participant's Nonforfeitable Account, as requested by the Participant or his Beneficiary (if the Participant is not alive).

11.137. Voluntary Contribution means any after-tax Participant contribution that is not a Mandatory Contribution.

11.138. Welfare Plan, Welfare Benefit Plan is defined in ERISA section 3(1). Therefore, Welfare Benefit Plan means any plan, fund, or program that was or is established or maintained by an employer or by an employee organization, or by both, to the extent that such plan, fund, or program was established or is maintained for the purpose of providing any of the benefits described in this Plan's sections and subsections for its participants or their beneficiaries through the purchase of insurance or otherwise. After such a determination, Welfare Plan does not include any plan, fund, or program that only provides benefits determined by a court of competent jurisdiction to be deferred compensation, and does not include any portion of any plan, fund, or program that provides benefits determined by a court of competent jurisdiction to be deferred compensation, in both cases, even if such benefits are designated as welfare benefits by the document governing that plan, fund, or program.

          (a) Medical, surgical, or hospital care or benefits; or benefits in the event of sickness, accident, disability, death, or unemployment; or vacation benefits, apprenticeship or other training programs; or day care centers, scholarship funds, or prepaid legal services.

                                     11-33

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991


          (b) Any benefit described in section 302(c) of the Labor Management Relations Act of 1947 (other than pensions on retirement or death, and insurance to provide those pensions).

11.139. Year of Service means a computation period for which an Employee is credited with twelve-consecutive-months of Service, but a Year of Service does not include Service with an Employer before any termination of employment that occurred before January 1, 1976, and does not include Service excluded under the Vesting Rule of Parity.



                                     11-34

                          Crestar Financial Corporation
                          Executive Life Insurance Plan
                             As Amended and Restated
                            Effective January 1, 1991




                                 SCHEDULE I

               Agreement between Crestar Financial Corporation and
                   ____________________________________, Owner




                      Schedule of Insurance on the Life of
                     ____________________________, Employee





======================================================================
     Insurer        Policy Number      Issue Date     Minimum Death
                                                         Benefit
----------------------------------------------------------------------

----------------------------------------------------------------------

======================================================================



                                  Schedule I-1

            =======================================================
            -     Default provision in plan
            - If exhibit does not provide otherwise, then ownership is split along lines of what pay for
            =======================================================
            -     Assignment in article 6
                  Assignment of reversionary interest in Contract
            =======================================================

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1990










                              SCHEDULE I

3.08.     Division of Cost of Plan Contracts

          (a) General. Unless otherwise provided in a lettered exhibit to the Plan, the cost of each premium under each Plan Contract must be paid in part by the Employer and in part by the Participant-owner of Beneficiary-owner of the Contract. The division of the cost of each Plan Contract premium is designed so that the Employer pays for its rights to the Plan Contract's death benefit and the Employer's portion of the Plan Contract's cash value and the Participant-owner of Beneficiary-owner pays for its rights in the Plan Contract's death benefit and the Participant-owner's or Beneficiary-owner's portion of the Plan Contract's cash value.

          (b) Participant-owner's or Beneficiary-owner's cost. The Participant-owner's or Beneficiary-owner's part of the Plan Contract's annual premium is calculated so that the Participant will not have additional taxable income on account of his participation in the Plan. Therefore, the Participant-owner's or Beneficiary-owner's part of the premium has two components.

                (1) The first component of the Participant-owner's or Beneficiary-owner's part of the premium pays for the Participant's current insurance protection under the Plan Contract. For each year, this amount equals the Insurer's rate for renewable term insurance equal to the portion of the Plan Contract's death benefit to which the Participant's Beneficiary or Beneficiaries are entitled for that year. For tax purposes, this amount is defined as the part of each premium equal to the proportionate part of the Participant's economic benefit for that year according to Revenue Ruling 55-747, Revenue Ruling 64-328, Revenue Ruling 66-110, and Revenue Ruling 67-154.

                (2) The second component of the Participant-owner's or Beneficiary-owner's part of the premium pays for the Participant-owner's or Beneficiary-owner's portion of the Plan Contract's cash value. For each year, this amount is calculated so that the total of all such payments plus all Plan Contract dividends attributable to those payments will equal the Participant-owner's or Beneficiary-owner's portion of the Plan Contracts's net cash value when the Employer releases its rights in the Plan Contract to the Participant-owner or Beneficiary-owner under the Plan.

          (c) Employer's cost. The Employer pays the balance of all premium payments due.

4.01      (b)   Division  of  Ownership   Interest  in  Plan  Contracts.   The
                Participant-owner  or  Beneficiary-owner  of a  Plan  Contract retains  all rights in and to the Plan  Contract  that are not otherwise  granted to the Employer in this Plan  subsection or in a  lettered  exhibit  to  the  Plan.  Except  as  otherwise provided in the Plan and this Plan  subsection,  the  Employer must not have and may not  exercise  any right in or to a Plan
                Contract  that in any way could  endanger,  defeat,  or impair
                any   of   the    rights   of   the    Participant-owner    or
                Beneficiary-owner  of  the  Plan  Contract.   Because  of  the
                Employer's  premium payments under the Plan sections  entitled
                "Basic  Contribution"  (see  Plan  section 3.05),  "Transfers"
                (see Plan  section 3.06),  and "Additional  Contribution" (see
                Plan section 3.07), the Employer has certain rights in the Plan Contract. Unless otherwise provided, the Employer's interest in and to the Plan Contract is specifically limited to rights in and to a portion of the Plan Contract's cash value and a portion of the Plan Contract's death benefit determined according to this Plan subsection's paragraphs.

                (1) Surrender or cancellation of Plan Contract. The Employer has the sole right to surrender or cancel the Plan Contract on any date that is thirty-one days after giving notice in writing to the Participant-owner or Beneficiary-owner. If the Plan Contract is surrendered or canceled, the Employer is entitled to receive its cumulative Recoverable Costs less any indebtedness against the Plan Contract. The Employer may immediately assign to any person or entity, including a trust, its right to recover in the future its cumulative Recoverable Costs less any indebtedness against the Plan Contract or its portion of the cash surrender value. The Participant-owner or Beneficiary-owner's portion of the Plan Contract's cash surrender value is payable to the Participant-owner or Beneficiary-owner or any person designated by the Participant-owner or Beneficiary-owner. The purpose of this provision is specifically to provide that the sole and exclusive right to surrender or cancel the Plan Contract is vested in the Employer, and that the Participant-owner or Beneficiary-owner has no right to cancel or surrender the Plan Contract.

                (2) Death of Participant. If the Participant dies, the Employer or any person designated by the Employer is entitled to receive the aggregate premiums paid by the Employers on that Participant's Plan Contracts less any indebtedness against the Plan Contract. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level. The Employer may immediately assign to any person or entity, including a trust, its right to recover in the future its cumulative Recoverable Costs less any indebtedness against the Plan Contract or its portion of the cash surrender value. Any balance of the Plan Contract's death benefit must be paid directly to the Beneficiary or Beneficiaries designated by the Participant-owner or Beneficiary-owner. The Employer or the Participant-owner or Beneficiary owner may change the settlement options of the Plan Contract at any time during the lifetime of the Participant and during the sixty days after the Participant dies, so long as doing so does not adversely affect the other's rights.

                (3) Plan termination. If this Plan terminates as to any Participant, the Participant or the Beneficiary-owner of the Plan Contract on the Participant's life has the right to pay to the Employer within sixty-one days after the date of this Plan's termination, the Employer's cumulative Recoverable Costs less any indebtedness against the Plan Contract assumed by the Participant-owner or Beneficiary-owner. The Employer may immediately assign to any person or entity, including a trust, its right to recover in the future its cumulative Recoverable Costs less any indebtedness against the Plan Contract. Upon receipt of that amount, the Employer must execute an appropriate instrument of release so that its rights in the Plan Contract are released to the Participant-owner or Beneficiary-owner. If the Participant-owner or Beneficiary-owner fails to repay to the Employer the amount specified in the first sentence of this paragraph within sixty-one days after the date of the Plan's termination, the Employer must refund to the Participant-owner or Beneficiary-owner that part of any payment made by the Participant-owner or Beneficiary-owner for the unexpired portion of the premium payment period in which the Plan's termination occurred. After that sixty-one-day period, the Participant-owner or Beneficiary-owner must execute any or all instruments that may be required to vest full ownership of the Plan Contract in the Employer. After that, the Participant-owner or Beneficiary-owner has no further interest in the Plan Contract.

                (4) End of participation. If the Participant ceases to be a Participant, the Employer may recover its cumulative Recoverable Costs less any indebtedness against the Plan Contract. The Employer may immediately assign to any person or entity, including a trust, its right to recover in the future its cumulative Recoverable Costs less any indebtedness against the Plan Contract.

                (5) Changing Plan Contract's dividend option. The Employer has the sole right, subject to other Plan Contract provisions, to change the Plan Contract's dividend option.

                (6)   Changing  Plan  Contract's   Nonforfeiture   or  Automatic
                      Premium Loan provisions. The Employer and the Participant-owner or Beneficiary-owner must act jointly to elect or change any Nonforfeiture and Automatic Premium Loan provisions of the Plan Contract.

                (7) Roll-out of Plan Contract. If this Agreement is still in effect on the relevant date, on the later of the Plan Contract's fifteenth anniversary date or an earlier anniversary date (at the Employer's sole discretion), the Employee's Retirement, or the Employee's Disability, the Employer may recover the aggregate premiums paid by the Employers on that Participant's Plan Contracts less any indebtedness against the Plan Contract assumed by the
                      Participant-owner or Beneficiary-owner. The recovery of the amount described in the preceding sentence must not reduce the death benefit payable under that Participant's Plan Contracts below the guaranteed salary multiple level. The Employer may immediately assign to any person or entity, including a trust, its right to recover in the future its interest in the Plan Contract. The Plan Contract is rolled-out to the Participant-owner or Beneficiary owner, and the Employer must then execute an appropriate instrument of release so that its rights in the Plan Contract are released to Participant-owner or Beneficiary-owner.

                         CRESTAR FINANCIAL CORPORATION
                          EXECUTIVE LIFE INSURANCE PLAN
                            As Amended and Restated
                           Effective January 1, 1991
                             EXHIBIT FOR ARTICLE 11
                                 SECTION 11.101
                                RECOVERABLE COSTS
                    -------------------------------------



Employer's Costs of Its Funds

According to Plan section 11.101, that portion of Recoverable Costs attributable to the Employer's cost of its funds used to pay premiums, interest, and administrative expenses is calculated at 12 percent (or an allowance for that interest or cost set in advance by the Primary Employer's Designee as an exhibit to the Plan). This exhibit accordingly sets forth the allowance for that interest or costs, which shall be used in lieu of the 12 percent amount stated in paragraph (d) of Plan section 11.101, effective as of January 1, 1991.

          That portion of Recoverable Costs attributable to an Employer's cost of the funds used to pay premiums, interest, and administrative expenses for any year is calculated using a cost of funds rate selected by the Primary Employer's Designee from among the following four rates published in the Primary Employer's annual report for that year: (i) the rate for total savings and time deposits, (ii) the rate for short term borrowings, (ii) the rate for long term debt, and (iv) the rate for total interest bearing liabilities. The Primary Employer's Designee shall not choose a cost of funds rate with respect to a Plan Contract until the year in which an Employer receives its Recoverable Costs from the Plan Contract; once the Primary Employer's Designee selects a cost of funds factor, that same factor must be applied to each Plan Contract from which any Employer receives Recoverable Costs for that Year.

Limitations on Amount of Recoverable Costs

Plan section 11.101 further provides that in some circumstances, Recoverable Costs is a smaller amount than that stated in that Plan section because fewer of the expense items are included in the calculation. This exhibit sets forth below circumstances in which the Recoverable Costs are limited, effective January 1, 1991:

          If an Employer becomes entitled to Recoverable Costs as to any Plan Contract because one of the following events has occurred, the amount of the Recoverable Costs is equal to the sum of the Employer's premium payments only:


                                Exhibit 11.101-1

1. A Participant terminates employment for any reason during a Suspension Period.
2. A Participant terminates employment for any reason after a Second-Tier Trigger Event, even if a Restoration Event has occurred.
3. The Plan Contract belongs to the Participant-owner or Beneficiary-owner because the shared ownership with the Employer has continued until the time set forth in Plan section 4.01(b)(7) entitled "Roll-out of Plan Contract."
4. A Participant's active employment with the Employers terminates because of the Participant's Disability or Retirement, but the Participant-owner or Beneficiary-owner still maintains the Plan Contract and the shared ownership relationship with the Employer continues until the Plan Contract belongs to the Participant-owner or Beneficiary-owner as provided in Plan section 4.01(b)(7) entitled "Roll -out of Plan Contract."
5. A Participant dies during the shared ownership period with the Employer and prior to the time Plan Contract belongs only to the Participant-owner or the Beneficiary-owner under Plan section 4.01(b)(7).


This exhibit has been implemented by me as the Primary Employer's Designee under the Plan.


Date:  March 31, 1993            By:/s/ Ross W. Dorneman
                                        ----------------
                                        Ross W. Dorneman
                                        Compensation and Benefits Manager


                                Exhibit 11.101-2

                     Crestar Financial Corporation
                     Executive Life Insurance Plan
                        As Amended and Restated
                       Effective January 1, 1991





                             EXHIBIT FOR ARTICLE 11
                                  SECTION 11.57
                            FIRST-TIER TRIGGER EVENT
                    -------------------------------------



In accordance with Plan section 11.57(a), the definition of First-tier Trigger Event in this Exhibit replaces the definition of First-tier Trigger Event in Plan section 11.57(b), effective December 18, 1992.

          A First-tier Trigger Event occurs on the earlier of these two times:

          (1) a notice of a Board meeting (a regularly scheduled meeting or a special meeting) is sent by the appropriate officers to the Sponsor's Board, indicating a purpose of the meeting is to consider a transaction that, if consummated, would constitute a Second-tier Trigger Event; or

          (2) the Sponsor's Board announces that it has met (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.


This exhibit is implemented by me as the Primary Employer's Designee under the Plan.


Date:  March 31, 1993             By: /s/ Ross W. Dorneman
                                       ----------------------
                                        Ross W. Dorneman
                                        Compensation and Benefits Manager











                         Crestar Financial Corporation
                         Executive Life Insurance Plan
                            As Amended and Restated
                           Effective January 1, 1991





                                ADOPTION OF PLAN


As evidence of its adoption of the Plan, Crestar Financial Corporation, the Sponsor, has caused this document to be signed by its duly authorized officer as of January 1, 1991.


                            CRESTAR FINANCIAL CORPORATION



                            By: (signature illegible)
                               -------------------------

                          CRESTAR FINANCIAL CORPORATION


                                   CERTIFICATE


      I, Ross W. Dorneman, hereby certify that I am the duly appointed and qualified Compensation and Benefits Manager of Crestar Financial Corporation and as such, I am the Primary Employer's Designee under the Crestar Financial Corporation Executive Life Insurance Plan, as amended and restated effective January 1, 1991 (the "Plan"), and I further certify that the First-Tier Trigger Events Exhibit to the Plan, attached to this Certificate, was implemented by me this date.

      The adoption of the Exhibit attached to this Certificate affects other provisions of the Plan that are dependent on the definition of First-tier Trigger Event. For example, the term "Trigger Event" is defined as a First-tier Trigger Event or a Second-tier Trigger Event. A Trigger Event can occur on or after the date of this Certificate only if there is a Second-Tier Trigger Event.



Dated:  March 30, 1998
                            /s/ Ross W. Dorneman
                            _________________________________
                                Ross W. Dorneman
                              Primary Employer's Designee

                         CRESTAR FINANCIAL CORPORATION
                         EXECUTIVE LIFE INSURANCE PLAN
                            As Amended and Restated
                           Effective January 1, 1991


                        FIRST-TIER TRIGGER EVENTS EXHIBIT
                            Effective March 30, 1998
                      ----------------------------------


In accordance with Plan section 11.57(a), the definition of First-tier Trigger Event in this exhibit replaces the definition of First-tier Trigger Event in Plan section 11.57(b) and supersedes any prior definition of First-Tier Trigger Event. According to this exhibit, the term "First-tier Trigger Event" has the same meaning as "Second-tier Trigger Event" as defined in Plan section 11.108, as amended at the relevant time.


This exhibit is implemented by me as the Primary Employer's Designee under the Plan.


Date: 3/30/98              By: /s/ Ross W. Dorneman
                               ------------------------
                                   Ross W. Dorneman
                                   Primary Employer's Designee




                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK


                                   CERTIFICATE


      I, James J. Kelley, hereby certify that I am the duly elected and qualified Human Resources Director of Crestar Financial Corporation and Crestar Bank. I further certify that I have today implemented the attached resolutions pursuant to actions taken by the Board of Directors on October 26, 1996 and October 23, 1998, which actions remain in full force and effect as of this date.

Date:  December 30, 1998

                                         ---------------------------------------
                                              James J. Kelley

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK


      RESOLVED, That the Crestar Financial Corporation Executive Life Insurance Plan is amended, effective December 31, 1998, to provide that notwithstanding any other provision of the Plan, the Plan may be amended or amended and restated except that no such amendment shall diminish any benefit that any participant has earned or accrued prior to the amendment, including the right to continue to receive company contributions towards premium payments until the rollout of the participant's policy under such Plan, regardless of the participant's employment status after that date, or deprive any participant who is an active employee of Crestar Financial Corporation or Crestar Bank or their subsidiaries as of December 31, 1998, the right to earn or accrue additional benefits on account of increased compensation from an employer within the controlled group of Crestar Financial Corporation at December 31, 1998 or any later time.

      FURTHER RESOLVED, That pursuant to actions of the Committee on October 22, 1998 and to actions of the Board of Directors of Crestar Financial Corporation and Crestar Bank on October 23, 1998, which provided that Crestar Bank should be sponsor of the plans funded through the Crestar Bank Selected Executive Plans Trust and Crestar Bank accepted such sponsorship, Crestar Bank hereby is designated as sponsor of the Crestar Financial Corporation Executive Life Insurance Plan, effective as of December 29, 1998.